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DECEMBER 31, 1995                                                [LOGO] Value
                                                                        Guard II




Annual Report to Contractowners

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The Guardian Separate Account A
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The Guardian Stock Fund, Inc.
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The Guardian Bond Fund, Inc.
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The Guardian Cash Fund, Inc.
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Gabelli Capital Asset Fund
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Baillie Gifford International Fund
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Baillie Gifford Emerging Markets Fund
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Value Line Centurion Fund, Inc.
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Value Line Strategic Asset Management Trust




Executive Offices
201 Park Avenue South
New York, New York 10003


Customer Service Office
P.O. Box 26210
Lehigh Valley, Pennsylvania 18002-6210
1-800-221-3253


[LOGO] The Guardian (R)
The Guardian Insurance &
Annuity Company, Inc.

A wholly owned subsidiary of
The Guardian Life Insurance Company of America




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


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Performance Summary
-------------------


[ILLUSTRATION OF BUILDING]


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     Investment Option                                             Total Return*
     -----------------                                             -------------
     The Guardian Stock Fund .......................................   33.34%
     The Guardian Bond Fund ........................................   16.44%
     The Guardian Cash Fund ........................................    4.50%
     Gabelli Capital Asset Fund ....................................    7.65%
     Baillie Gifford International Fund ............................   10.14%
     Baillie Gifford Emerging Markets Fund .........................   -1.58%
     Value Line Centurion Fund .....................................   38.71%
     Value Line Strategic Asset Mgt. Trust .........................   27.28%
     The Guardian Real Estate Account ..............................    1.36%
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     Fixed-Rate Option
     -----------------

     The annual rate of interest declared for amounts deposited or renewed (on a contract anniversary) in the Fixed-Rate Option from January 1, 1995 to August 31, 1995 was 5.00% and from September 1, 1995 to December 31, 1995 was 5.25%. This rate is subject to change at any time, and may be higher or lower for new deposits or renewals on a contract anniversary, but is guaranteed until the following contract anniversary.

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*    The chart above shows the total  returns for each  investment  option under
     Value Guard II based on the percentage change in unit values during the period January 1, 1995 through December 31, 1995, except the Gabelli Capital Asset Fund which is based on the period May 1, 1995 (commencement of operations) through December 31, 1995. In contrast to the returns presented in the portfolio managers' interviews, changes in unit values reflect the effects of mortality and expense risk charges as well as each option's expenses to give you a better picture of an investment option's performance under the contract. Total return performance figures stated above do not, however, reflect the annual contract administration charge or possible withdrawal charges. Deduction of these amounts would reduce the stated total returns. Past performance is not a guarantee of future results.

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


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Dear Contractowner:
-------------------

[PHOTO]
Joseph D. Sargent, CLU
President & CEO

As the new President and Chief Executive Officer of The Guardian Insurance & Annuity Company, Inc. and its parent, The Guardian Life Insurance Company of America, I am pleased to introduce this annual report on 1995's results. I would like to take a moment and thank Arthur V. Ferrara for his years of stewardship at the helm of The Guardian Insurance &Annuity Company, Inc. (GIAC). Although Mr. Ferrara has recently retired from The Guardian as Chairman of the Board and Chief Executive Officer, we are pleased that he will continue to serve on the Board of Directors of GIAC, the issuer of your Value Guard II variable annuity contract. In my new position, I look forward to maintaining our commitment of providing you with a full range of insurance and investment options to help you build your future.

On Your Variable Annuity

     On May 1, 1995, we were pleased to launch our newest investment option, Gabelli Capital Asset Fund. The Gabelli Capital Asset Fund seeks growth of capital through investment in a diversified portfolio of companies selling below their private market value. Mario Gabelli, CFA and Chief Investment Officer of Gabelli Funds, Inc., is the portfolio manager for the new Fund. We are excited by the prospects offered by this new Fund and welcome the Gabelli name to our roster of talented investment managers. With the addition of Gabelli Capital Asset Fund, we are pleased to provide you with nine variable investment options, plus a fixed-rate option. Each of the investment options has quality professional management from either Guardian Investor Services Corporation, Value Line Inc., Guardian Baillie Gifford Limited, The O'Connor Group or, now, Gabelli Funds, Inc. For more information about any of the investment options which are available to you under your Value Guard II variable annuity contract, please call your registered representative or broker and ask for a free prospectus. The prospectuses contain more information including sales charges and expenses. You may also call Guardian Investor Services Corporation at 1-800-221-3253. You should read the prospectus carefully before you invest or send money.

On Our Ratings

     Once again, we are proud to report that as of January 31, 1996, both GIAC and its parent, The Guardian Life Insurance Company of America, continue to enjoy the highest ratings available from four of the nation's leading insurance company evaluators: Moody's (Aaa), Standard & Poor's (AAA), A.M. Best (A++), and Duff & Phelps (AAA). Although these ratings do not apply to Value Guard II's underlying variable investment options, which are subject to the risks of investing in securities, GIAC's triple-A ratings reflect its ability to meet its guarantee of the contract's Fixed-Rate Option and pre-retirement death benefit.

Our Commitment to You

     Although 1995 brought a change in leadership at GIAC, we will continue our proud tradition of commitment to you, our contractowners, and as a provider of superior customer service.

     I invite you to read the portfolio managers' interviews on the following pages to learn more about the strategies they used to manage your investment options during 1995.

     Thank you for continuing to invest for your future through GIAC.


Regards,


/s/  Joseph D. Sargent


Joseph D. Sargent, CLU
President and Chief Executive Officer

VALUE GUARD II
Table of Contents

                                                        Portfolio     Schedule
                                                         Manager         of
                                                        Interview    Investments
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The Guardian Stock Fund                                    4            30
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Objective:    Long-term growth of capital           "We utilize what we  believe
-----------------------------------------------   to be superior decision-making
Portfolio:    At least 80% common stocks and      systems  including a bottom-up
              securities convertible into         quantitative   stock   scoring
              common stocks                       system and top-down  portfolio
-----------------------------------------------   management  style  predictors.
Inception:    April 13, 1983                      Our   organizational   culture
-----------------------------------------------   supports  independent thinking
Net Assets at December 31, 1995: $1,615,270,799   and  the  flexibility  to  act
-----------------------------------------------   quickly.  And, I  suspect,  we
                                                  work just a little harder than
                                                  most of our competitors."
                                                      --Charles E. Albers, C.F.A
                                                        Portfolio Manager

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The Guardian Bond Fund                                     8            40
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Objective:    Maximum current income without        "1995  was a good  year  for
              undue risk of principal. Capital    the  U.S.   bond  markets  and
              appreciation is a secondary         despite the budget  impasse in
              objective.                          Washington,   there  are  very
-----------------------------------------------   positive    themes   for   the
Portfolio:    At least 80% investment-grade       upcoming year."
              bonds and U.S. government                    --Michele S. Babakian
              securities                                     Portfolio Manager
-----------------------------------------------
Inception:    May 1, 1983
-----------------------------------------------
Net Assets at December 31, 1995:   $374,461,581
-----------------------------------------------

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The Guardian Cash Fund                                     20           48
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Objective:    As high a level of current income     "We look at  the  Fund  as a
              as is consistent with               place  where  people  can park
              preservation of capital and         their  money until they decide
              liquidity                           where   they  want  to  invest
-----------------------------------------------   it--whether  it be domestic or
Portfolio:    Short-term money market             international          stocks.
              instruments                         Therefore,  we seek to provide
-----------------------------------------------   investors  with a  combination
Inception:    November 1, 1981                    of  solid  returns,  liquidity
-----------------------------------------------   and preservation of capital."
Net Assets at December 31, 1995:   $356,820,089        --Alexander M. Grant, Jr.
-----------------------------------------------          Portfolio Manager


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Gabelli Capital Asset Fund                                 10           58
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Objective:    Growth of capital. Current            "1995 was a  year  in  which
              income is a secondary               stock picking took a back seat
              objective.                          to  market  momentum.  If  the
-----------------------------------------------   market  loses  steam  in 1996,
Portfolio:    Primarily common and preferred      stock  pickers  will  have the
              stocks and other securities         opportunity to excel."
              representing the right to acquire       --Mario J. Gabelli, C.F.A.
              common stocks                             Portfolio Manager
-----------------------------------------------
Inception:    May 1, 1995
-----------------------------------------------
Net Assets at December 31, 1995:    $26,363,942
-----------------------------------------------

                                                        Portfolio     Schedule
                                                         Manager         of
                                                        Interview    Investments
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Baillie Gifford International Fund                        12            66
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Objective:   Long-term capital appreciation         "Though    most     overseas
-----------------------------------------------   markets have lagged behind the
Portfolio:   At least 80% in a diversified        U.S.  this year,  we are quite
             portfolio of common stocks of        optimistic  about the  outlook
             companies domiciled outside of the   for 1996.  We will continue to
             United States                        look   for   stocks   of  high
-----------------------------------------------   quality  companies  to  add to
Inception:   February 8, 1991                     our Fund's portfolio."
-----------------------------------------------              --R. Robin Menzies
Net Assets at December 31, 1995:   $317,286,870                Portfolio Manager
-----------------------------------------------

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Baillie Gifford Emerging Markets Fund                     14            74
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Objective:   Long-term capital appreciation         "We believe  that if  mature
-----------------------------------------------   economies  continue  to  slow,
Portfolio:   At least 65% in a portfolio of       the attractions of the rapidly
             common stocks issued by emerging     expanding  emerging  countries
             market companies                     will  probably  be more widely
-----------------------------------------------   recognized. It is important to
Inception:   October 17, 1994                     remember  the reasons why some
-----------------------------------------------   people   invest  in   emerging
Net Assets at December 31, 1995:    $34,218,467   market   countries:   to  help
-----------------------------------------------   them,   over  the   long-term,
                                                  achieve              portfolio
                                                  diversification    and    take
                                                  advantage     of     potential
                                                  growth."
                                                            --Edward H. Hocknell
                                                              Portfolio Manager

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Value Line Centurion Fund                                 16           90
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Objective:   Long-term growth of capital            "The  strong  rally  in  the
-----------------------------------------------   U.S.  stock market  during the
Portfolio:   At least 90% common stocks           first   half   of   the   year
-----------------------------------------------   continued  through the second.
Inception:   November 15, 1983                    The  major   indexes   climbed
-----------------------------------------------   higher,  driven in part by the
Net Assets at December 31, 1995:   $552,964,985   technology,    financial   and
                                                  healthcare sectors."
                                                           --Value Line, Inc.
                                                              Investment Adviser

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Value Line Strategic Asset Management Trust               18          100
--------------------------------------------------------------------------------

Objective:   High total return consistent with      "Guided  by  the Value  Line
             reasonable risk                      Timeliness Ranking System, the
-----------------------------------------------   Trust   maintained   a  strong
Portfolio:   Stock, bonds and money market        position in a well-diversified
             instruments                          portfolio  of stocks  invested
-----------------------------------------------   in   companies   with   strong
Inception:   10/1/87                              earnings  momentum  and strong
-----------------------------------------------   stock price momentum."
Net Assets at December 31, 1995:   $870,688,025             --Value Line, Inc.
-----------------------------------------------               Investment Adviser

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The Guardian Separate Account                                         22
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

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The Guardian Stock Fund
-----------------------


       [PHOTO]
         of
Charles E. Albers, C.F.A.
   Portfolio Manager



Q. This has been a terrific year for all investment classes in the U.S. How has the Fund performed in this market ?

A. Stock market returns in 1995 were far above the previous 25-year compound annual S&P 500 Index rate of 11.0%.(1) The 37.36% total return on the S&P 500 Index surpassed the 37.16% return of 1975, and one must go back to 1958 to find a higher return, 43.36%. Three major factors were behind 1995's stellar performance. First, the market experienced a drop in long-term interest rates during the year of roughly 2 full percentage points, from 7.9% to 5.9% on the 30-year Treasury Bond. Second, U.S. businesses generally experienced strong operating profits in 1995, with earnings from operations for S&P 500 companies increasing by roughly 14% from 1994 levels. And third, until the federal budget crisis at year's end, there was a reasonably balanced domestic political environment in 1995, with hopes for a reduction of capital gains taxes providing a special impetus to the securities markets.

     Most stock market investors did very well in 1995. However, the average investor had a lot of trouble keeping up with the performance of the S&P 500 Index, which was pulled upward by the strong leadership of roughly 25-50 large-capitalization growth stocks. For example, the Russell 2000 Index, a measure of small-capitalization stock behavior, returned only 28.45%, fully 8.91% behind the S&P 500.(1)

     In this context, for the fifth consecutive year, The Guardian Stock Fund succeeded in outperforming the average U.S. equity growth fund offered through various insurance products, our peer group, as tracked by Lipper Analytical Services, Inc., an independent mutual fund monitoring organization. The Guardian Stock Fund produced a total return to shareholders of 34.66% in 1995,(2) compared with a lesser average return of 32.47% from the Lipper peer group average.(3)

     We are particularly proud of the Fund's long-term record. Over the last 5 years, the Fund's performance, as measured by total return, has ranked it among the top 5 U.S. variable equity growth funds, based on Lipper data.(4)

Q. Has there been any change in portfolio management strategy? What has been the impact of portfolio manager judgment during 1995?

A. Our basic strategy has not changed. As you know, we use several quantitative models in managing the Fund, and believe that this has given us a competitive advantage over the years. Our multi-factor stock-scoring system has helped us keep the portfolio positioned in the more attractive stocks and sectors. This system performed well again in 1995.

     One portfolio characteristic where judgment comes into play is the positioning with respect to capitalization-size of stocks in the portfolio. Beginning in the first quarter of 1995, our analysis suggested that a move to

--------------------------------------------------------------------------------
(1) The S&P 500 Index is an unmanaged index of 500 stocks that is generally considered to be representative of U.S. stock market activity. Likewise, the Russell 2000 Index is another index comprising 2,000 stocks with smaller capitalization than those of the S&P 500 Index and generally is considered to be another reflection of stock market performance. Neither index is available for investment.

(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

(3) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

(4) Lipper rankings were reported in Lipper's Variable Annuity Performance Analysis Special Report, 4th Quarter 1995. Rankings for the periods ended December 31, 1995 illustrate the Fund versus other U.S. variable equity growth funds in the specified period. The Fund ranked 8 out of a field of 28 growth funds over the ten-year period, 5 out of 48 for the five-year period and 40 out of 98 for the one-year period. Lipper rankings are based on total return and do not take into account any deductions for sales loads.
--------------------------------------------------------------------------------

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                     Weighted Average Market Capitalization

 [The following table was represented by a bar chart in the printed material.]

                Date                                    Amount
                ----                                    ------
              12/31/94                                  $6,224
               3/31/95                                  $8,829
               6/30/95                                 $14,012
               9/30/95                                 $20,040
              12/31/95                                 $22,590

larger capitalization stocks was desirable, and we moved substantially in that direction, as the above chart indicates.

     As noted earlier, the large capitalization stocks produced the highest market performance in 1995, so our move was in the right direction. However, in retrospect, we did not go far enough in implementing this theme. The weighted average market capitalization of the S&P 500 Index was $30.57 billion at year-end and, ideally, our portfolio would have had an even higher average-capitalization size.

     Another important portfolio characteristic we must deal with is the weight of the investments in each economic sector. Set forth on the following page are pie charts showing how sector weightings changed during 1995.

     The largest shift in sector weighting during 1995 was in Consumer Staples, which we increased from 8.06% to 18.33% of the portfolio. This group includes companies providing food, beverages, drugs and household products. Naturally, these stocks were favorably ranked by our proprietary stock scoring models; also, investing in these relatively large-cap, high-quality companies was consistent with our overall theme of increasing those characteristics in the portfolio. This shift has been positive for performance, as this sector provided returns above the broad market average during 1995. The other large increase in sector weight was in Utilities, which was increased from 0.29% up to 9.46% of the portfolio during 1995. Although the overall Utility sector slightly underperformed the S&P 500, the Fund's investments were made primarily in the telecommunications portion of the Utility sector, which outperformed the S&P
500. In the telecommunications sector, here again, our stock scoring system identified some stocks which were well-ranked by our system, and exhibited the high-quality characteristics which we are presently emphasizing.

     The Capital Goods-Technology sector, which comprised on average one quarter of the Fund's holdings through the year, produced an above-average performance during 1995, when compared to the overall performance of the S&P 500. This sector produced outstanding returns during the first three quarters, but was a relative loser during the fourth. While these stocks were a major plus for the Fund during the year as a whole, the Fund's quarterly performance reflected the manic behavior of these volatile technology stocks.

Q. Mr. Albers, you have received a lot of favorable press coverage this year, including The New York Times and Investor's Business Daily. Any comment?

A. Basically, I try to manage these things so that media events do not take very much of my time. I believe it's very important for a portfolio manager to stay focused on the portfolio in order to achieve superior results.

     As you know, I've been managing this Fund since its inception in 1983, and media coverage has fluctuated from year-to-year. I really don't concern myself greatly with what the press is (or isn't) saying about me currently. My view is simply that if I keep doing the right things for the portfolio, then the performance figures will generally work out well most of the time . . . and so will the media coverage.

Q. What is your outlook for 1996? And what changes do you anticipate making in the Fund?

A. It is hard to predict the future and just because something happened in the past doesn't mean that it will happen again. But with that said, we hope to learn from our good choices and mistakes in 1995 and do a better job in 1996. Naturally, we will continue to follow the guidance of our proprietary stock-scoring system closely in 1996, because it has been such a reliable guide in the past.

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                                       5

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     The  economic  outlook  for  1996  is  murky,  as is  generally  the  case.
Currently, the evidence seems to suggest that U.S. economic growth and the rate of profit growth are both slowing from the recent strong levels. In this type of slow-growth environment, historically the best performance has been found in the
stocks  of  higher-quality  companies,   which  are  more  resistant  to  profit
pressures. Accordingly, during early 1996 we expect to continue moving the Fund's portfolio toward these higher-quality stocks.

     The market's 37.36% return in 1995 is not likely to be repeated soon. A review of the last 50 years of market history shows: after a "big" year (over +35%, like 1995), in 75% of cases another above-average year follows. Although past performance is no guarantee of future results, the history is compelling. So in line with that historical pattern, we believe that many of the positive underlying valuation dynamics which gave us a great 1995 are still in place, and that investors may enjoy some excellent returns in the future, too.

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  The Guardian Stock Fund Profile
  as of December 31, 1995
---------------------------------

  Comparison of Common Stocks Held by the Fund on December 31, 1994 and 1995 by
                                Economic Sector

[The following data was represented by two pie charts in the printed material.]

Consumer Cyclical -- 12.15%                  Consumer Cyclical -- 3.08%

Consumer Staples -- 8.06%                    Consumer Staples -- 18.33%

Other -- 17.54%                              Other -- 8.18%

Basic Industries -- 11.78%                   Basic Industries -- 7.39%

Financial -- 16.56%                          Financial -- 18.13%

Energy -- 8.40%                              Energy -- 12.10%

Utilities -- 0.29%                           Utilities -- 9.46%

Capital Goods-Technology -- 25.22%           Capital Goods-Technology -- 23.33%

          1994                                         1995
--------------------------------------------------------------------------------

 [The following table was represented by a pie chart in the printed material.]

Portfolio Composition

     The Guardian Stock Fund portfolio holds approximately 230 securities in a variety of economic sectors. The portfolio manager's goal is to position the portfolio for consistent performance in both "bull" and "bear" markets.

                             Others                         0.1%
                             Cash & Cash Equivalents        9.1%
                             Common Stocks                 90.8%

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                                       6

--------------------------------------------------------------------------------

   Growth of a Hypothetical $10,000 Investment

 [The following table was represented by a line chart in the printed material.]

                 The Guardian          S&P 500             Cost of
                  Stock Fund            Index              Living
                  ----------            -----              ------
4/13/83              10000              10000               10000
                     10891              10843               10132
83                   11028              10866               10336
                     10684              10327               10570
84                   12218              11529               10754
                     14359              13501               10858
85                   16129              15168               11162
                     20326              18307               11151
86                   18888              17985               11294
                     22920              22897               11580
87                   19240              18902               11794
                     23115              21282               12028
88                   23159              21989               12313
                     26540              25594               12650
89                   28613              28886               12884
                     28333              29748               13251
90                   25223              27958               13679
                     29787              31937               13873
91                   34293              36348               14087
                     34597              36196               14301
92                   41177              39206               14515
                     46489              41100               14719
93                   49396              43130               14913
                     47471              41666               15096
94                   48767              43678               15310
                     58848              52467               15545
12/31/95             65667              59992               15667

A hypothetical $10,000 investment made at the inception of The Guardian Stock Fund on April 13, 1983, would have grown to $65,667 on December 31, 1995. This represents a total return of 556 percent. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you may not invest directly in the S&P 500 Index, a similar hypothetical investment would have had a total return of 499 percent and would now be worth $59,992. The cost of living index, as measured by the consumer price index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.

--------------------------------------------------------------------------------
                             Average Annual Returns(1)

                                                                  Life of Fund
                              1 Year     5 Years     10 Years    (since 4/13/83)
--------------------------------------------------------------------------------
The Guardian Stock Fund       34.65%      21.09%      15.07%         15.95%
--------------------------------------------------------------------------------
S&P 500 Index                 37.36%      16.51%      14.75%         15.14%
--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

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  The Guardian Bond Fund
------------------------


          {PHOTO]
             of
     Michele S. Babakian,
      Portfolio Manager



Q.   How did The Guardian Bond Fund perform in 1995?

A. The Fund had a total return of 17.59% for the year.(1) This return compared favorably to our Morningstar peer group of other variable annuity subaccounts that invest in corporate bonds and other fixed income securities of various quality ratings. This group had a total return of 17.12% for the year ended December 31, 1995.(2) In 1995, the environment was ideal for bonds. The U.S. economy experienced modest economic growth and low inflation throughout the year. By the end of the second quarter, it appeared that a "soft landing" was being well orchestrated by the Federal Reserve Board. As a result, investors began to anticipate lower interest rates, and the bond markets rallied through the end of the third quarter, when the prospects for a deficit reduction package seemed bright.

Q.   What were the main factors that affected the Fund's performance in 1995?

A. Though the Fund outperformed our peer group, we underperformed our broad market index, the Lehman Aggregate Bond Index, which produced a total return of
18.47 percent.(3) There are two main reasons why the Fund underperformed the Index.

     First was our choice of duration. "Duration" is used to measure the price change of a bond as market yields vary. At the beginning of 1995, the average duration of the Fund's holdings was 3.86 years. We positioned the Fund with a duration shorter than the Index's average duration of 4.67 years because the economic statistics suggested a strong economy with the potential for increased inflation. This scenario would have put us in a bear market where yields rise and prices fall and where a shorter duration portfolio would have been beneficial. However, by May, it appeared economic growth had moderated and we increased the Fund's duration to 4.76 years by June 30. At December 31, the Fund had an average duration of 4.86 years, which was longer than the Index's year-end average duration of 4.47 years.

     The second reason for the under performance compared to the Index was due to the Fund's under exposure in the corporate bond sector for the year. In 1995, the best performing bond market sector was the long duration, high-grade corporate sector (which according to Lehman data provided a return for the 1995 calendar year of 22.25%). Within the corporate sector, basic industry, transportation and Yankee bonds (i.e., dollar denominated bonds issued by foreign companies) were among the best performing categories. At the beginning of the year, the Fund held 24.5% in corporates (the Index held 16.03%), but also, the corporates held by the Fund were, on average, of shorter duration than the ones held by the Index, as discussed above. To make up for this shortfall, the Fund started to increase its investment in corporates with longer durations and by midyear, we had increased our holdings to 26.0% of the Fund's assets. We ended the year with 29.5% of our portfolio in corporates.

--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions, and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

(2) Morningstar is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Morningstar returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

(3) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q. Besides the movement into corporate debt instruments, what else did you favor?

A. During 1995, the Fund increased its holdings of asset-backed securities from 2.3% of the Fund on December 31, 1994 to 13.2% on December 31, 1995. Asset-backed securities are short-term bonds backed by the interest and principal payments on credit card, automobile loans and other consumer debt. In 1995, the asset-backed securities sector of the bond market had a total return of 13.43%, according to Lehman figures. While this return is not as high as the return generated from corporates, asset-backed securities are an important part of the Fund's portfolio because they fill a gap in duration. To keep the Fund's portfolio balanced and not create undue risk, we seek to have bonds in all maturity ranges. Although the duration of asset-backed securities is typically comparable to the duration found in short-term Treasury notes, we found the return on asset-backed securities satisfactory--better, in fact, than the return on Treasury notes, with only slightly greater risk. We limited our selection of bonds in this sector to triple-A rated securities.

Q.   What is your outlook for the bond market?

A. Despite the budget impasse in Washington, which is presently of much concern to the bond market, there are very positive themes that can be identified as we begin 1996. We are encouraged that the gross domestic product is expected to be less than 3.0% for the year. Inflation, as measured by the consumer price index, is expected to be approximately 2.8%. In relation to inflation, real returns on bonds are still high, so we have room for yields to rally further. In this environment, the Fund will seek to analyze and invest in selective investment opportunities to provide investors with positive returns with limited investment risk.

--------------------------------------------------------------------------------
  The Guardian Bond Fund Profile
  as of December 31, 1995
--------------------------------


                            AVERAGE ANNUAL RETURNS(1)
--------------------------------------------------------------------------------

1 Year ........................................................    17.59%
5 Years .......................................................     9.31%
10 Years ......................................................     9.22%
Since Inception (5/1/83) ......................................     9.93%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                   Growth of a Hypothetical $10,000 Investment

 [The following table was represented by a line chart in the printed material.]

Date                         Guardian Bond Fund      Lehman Aggregate Bond Index
----                         ------------------      ---------------------------
5/1/83                              10000                         10000
83                                   9925                         10204
84                                  11219                         11750
85                                  13728                         14347
86                                  15766                         16537
87                                  15816                         16992
88                                  17351                         18332
89                                  19758                         20996
90                                  21254                         22877
91                                  24695                         26538
92                                  26597                         28502
93                                  29218                         31281
94                                  28209                         30369
12/31/95                            33170                         35979


To give you a comparison, the chart above shows the performance of a $10,000 investment made in The Guardian Bond Fund and the Lehman Aggregate Bond Index.3 Investment return and principal value of an investment will fluctuate, so that the value of your investment, when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Total Portfolio Composition by Asset Class

  [The following table was represented by a pie chart in the printed material.]

Cash Equivalents - 3.3%

U.S. Governments & Agencies - 25.8%

Corporate Bonds - 29.5%

Multi Class Mortgage Pass-Throughs - 22.4%

Asset-Backed Securities - 13.2%

Mortgage Pass-Throughs - 5.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Percentages of invested assets exclude other assets and liabilities. For a complete list of portfolio holdings, please see the Schedule of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Gabelli Capital Asset Fund
----------------------------


         [PHOTO]
           of
 Mario J. Gabelli, C.F.A.
     Portfolio Manager


Q. How has the Fund performed in its first seven months of existence and what would you identify as your Fund's competitive strengths or advantages?

A. From the Fund's inception on May 1, 1995 through December 31, 1995, the Fund had a total return of 8.4%.(1) The Fund's performance was positively affected by the overall strong performance of the U.S. stock market, as stock picking took a back seat to market momentum in generating returns. We invested our new cash selectively in this rising market. If the market loses steam in 1996, stock pickers will have the opportunity to excel. The motto of our firm is "creating wealth through research." We believe that thorough fundamental research on individual stocks is our greatest strength and is the key to delivering potentially superior long-term investment returns.

Q. How has your investment strategy/focus changed, if at all, in the last quarter? What conditions or events prompted that change?

A. Our strategy, which is to buy stocks trading at a deep discount to their "real world" economic value, does not change. Specific pockets of value change with economic, market and regulatory conditions. Broadcast stocks, which had been stellar performers over the first three quarters of 1995, got hit hard in the fourth quarter and are once again outstanding values. With more consolidation in the industry likely in the year ahead and earnings rebounding with the Olympics and, more importantly, election year advertising, the broadcasters should do quite well. Telecommunications and cable television stocks should also perform well, as a comprehensive telecommunications bill finally diminishes the regulatory uncertainty that has plagued these industries. Selected industrial franchises will also prove rewarding as corporate buyers here and abroad focus on expanding their product lines and distribution systems.

Q. What is your economic overview of the fourth quarter? What is your economic/financial market outlook for 1996?

A. The economy landed with its nose up in the fourth quarter, propelling the equities market to record levels. Investors shrugged off soft earnings comparisons in anticipation of lower interest rates and slow, but steady, economic growth in 1996. Market leadership shifted from the broad technology sector to consumer non-durables, offering more predictable earnings growth in the year ahead.

     Looking out to 1996, we expect 2.5% to 3% domestic gross domestic product growth and 6% to 9% earnings growth for the S&P 500 Index.(2) Food and fuel prices may rise modestly, but wages will remain constrained and inflation in total will not be a problem in the year ahead. Interest rates are the wild card for 1996. The consensus is that, with a soft economy, low inflation, lower interest rates in Europe, a balanced budget agreement, and a Federal Reserve Chairman up for reappointment in an election year, long-term interest rates should come down. With a flat yield curve, we could see the Fed drop short rates without long rates following, particularly if we get a watered down balanced budget compromise. Price/earnings multiples are a function of earnings growth and longer-term interest rates. If earnings growth slows as we anticipate and long rates remain flat or trend modestly higher, stock multiples are likely to

--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions, and the deduction of Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

(2) The S&P 500 Index is an unmanaged index that is generally considered to be representative of U.S. stock market activity and does not reflect deduction of fees and expenses, which has been deducted within the Fund. The S&P 500 Index is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

contract. Our conclusion from all this conjecture is a much less inspiring overall stock market in 1996.

Q.   Do you have any overall Fund "Pearls of Wisdom"?

A. We were among the first on Wall Street to proclaim the beginning of the third great wave of takeovers since World War II. Record setting merger and acquisition activity, highlighted by a big jump in hostile deals this year, further validates this thesis. In 1995, it was the three Bs: banks, broadcasters, and brokers. In 1996, we believe deal activity will spread to small and mid-sized industrial franchises. If we do get capital gains tax relief, smaller companies that still have substantial family ownership will be on the market.

--------------------------------------------------------------------------------
  Gabelli Capital Asset Fund Profile
  as of December 31, 1995
------------------------------------

                                  TOTAL RETURN(1)
--------------------------------------------------------------------------------

Since Inception (5/1/95) .....................................     8.4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

 [The following table was represented by a line chart in the printed material.]

                                 S&P 500 Index      Gabelli Capital Asset Fund
                                 -------------      --------------------------
5/1/95                               10000                    10000
May 31                               10399                    10050
Jun 30                               10641                    10200
Jul 31                               10994                    10414
Aug 31                               11021                    10529
Sep 30                               11486                    10582
Oct 31                               11445                    10476
Nov 30                               11948                    10759
12/31/95                             12178                    10856

To give you a comparison, the chart above shows the performance of a $10,000 investment made in the Gabelli Capital Asset Fund and in the S&P 500 Index.(2) Investment return and principal value of an investment will fluctuate, so that the value of your investment, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Top Ten Holdings

  1. Cablevision Systems Corporation
  2. GEICO Corp.
  3. Magma Copper Company
  4. Time Warner Inc.
  5. Sequa Corporation
  6. International Family Entertainment, Inc.
  7. United Television, Inc.
  8. Quaker Oats Company
  9. Cellular Communications, Inc.
 10. Capital Cities/ABC, Inc.

For a complete list of portfolio holdings, please see the Schedule of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Baillie Gifford International Fund
------------------------------------


               [PHOTO]
                 of
          R. Robin Menzies,
          Portfolio Manager


Q. Markets in the United States have done very well this year. How have international markets and the Fund performed?

A. International markets rose a decent 11.55% for the year ended December 31, 1995 according to our benchmark index, the Morgan Stanley Capital International
(MSCI) Europe, Australia and Far East (EAFE) Index, but international markets were overshadowed by a very strong Wall Street.(1) In dollar terms, according to MSCI, the best performing area internationally during 1995 was Continental Europe (up 22.6%) and the worst was Japan (up a mere 0.9%). The main positive influence on international equity markets was the significant fall in bond yields in the course of the year, again led by the U.S. where the yield on the long bond fell by almost 2% from December 31, 1994, to December 31, 1995. As long bond yields fall, the more inclined large institutional investors are to buy equities instead of bonds since stocks offer potentially higher albeit more volatile capital returns. Profits and dividend growth were generally satisfactory in the international markets, but most economies outside the Far East slowed as the year progressed. The main positive unanticipated profits arose from companies shedding labor to cut costs. The Fund performed well in 1995, rising by 11.23%.(2)

Q.   What factors affected performance this year?

A. While the Fund benefited during the year as a whole from not having as much in Japan as did the MSCI/EAFE Index, the most significant factor helping performance was the increase we made to the Japanese stake in early July. (The Fund held 32% on average in Japan during the year, as compared to over 40% in the Index). This may sound contradictory, but let me explain. During the first half of the year, Japan was very weak, down 21.9% measured in yen, again according to MSCI. The Japanese economy stagnated due in part to a strong currency which made exports more expensive. Also, during the year, concerns over the state of the Japanese financial sector increased, rather like the S&L crisis in the U.S. a few years ago. In dollar terms, much of the fall was offset by the strength of the yen and the market was down by only 8% in dollars. By the middle of the year however, once the trade dispute with the U.S. had been settled, we saw the Japanese authorities, at last, taking a number of steps to boost their economy, including lowering interest rates and printing money. We felt that this would be good for the Japanese equity markets, even though it might well lead to a weaker yen at the same time. So, we increased the proportion of the Fund invested in Japan by about 5% of the total Fund, and at the same time we raised the proportion of the Japanese assets hedged from 30% to 50%. This means that we increased the percentage of our Japanese holdings that were protected (or "hedged") from downward exchange rate (or currency) movement. In the second half of 1995, this strategy worked. Japan's securities markets rose, according to MSCI, by 9.9% in dollar terms, but in yen terms it was even stronger, up by 33.6%. Our partial yen hedge helped the Fund to secure some of that large increase.

     As we were increasing our Japanese holdings, we purchased Rohm, a world leader in specialist semiconductors for industrial applications. Two Rohm products that are doing particularly well at the moment are the lasers used in

--------------------------------------------------------------------------------
(1) The Morgan Stanley Capital International EAFE Index is an unmanaged index that is generally considered to be representative of international stock market activity. The Index is capitalization-weighted and carries a significantly higher weighting in Japan than the Fund is normally likely to have because the Fund seeks to diversify investments across all major international markets. The performance of the Fund and the EAFE Index may not therefore always correlate closely. The EAFE Index is not available for investment.

(2) Total return figures are historical and assume the reinvestment of dividends and distributions, and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CD-ROM drives, and components for cellular telephones. The company has an excellent record of new product development, and is also moving its production to the low-cost countries of Asia. Its Dollar price rose by 36% over the year 1995.

     Another factor that contributed to our overall performance was the strong stock markets in continental Europe where we have 28.1% of our portfolio invested. In Italy, we recently purchased Gucci. Over the past three years, Gucci, the Italian luxury goods company, has cut costs and streamlined both its product range and distribution network. While this process is continuing, Gucci has started to take advantage of its powerful, but largely unexploited brand name to increase sales. In the context of a favorable trading environment for luxury goods, the outlook for earnings growth is very attractive.

Q. What is your outlook for 1996? And what changes do you anticipate making in the Fund?

A. We are quite optimistic about the outlook for international equities in 1996. We believe that there is room for further cuts in interest rates in Europe, and we are impressed by the moves many companies have made to cut costs, and hence to boost their profit margins. We will continue to look for high-quality companies for the Fund to invest in, and may increase the proportion invested in the so-called "Tiger" economies of the Pacific Rim, such as Hong Kong, Malaysia and Singapore, where economic growth continues to be strong and stock prices have lagged other areas recently.

--------------------------------------------------------------------------------
  Baillie Gifford International Fund Profile
  as of December 31, 1995
--------------------------------------------

                             AVERAGE ANNUAL RETURNS(2)
--------------------------------------------------------------------------------

1 Year .......................................................    11.23%
Since Inception (2/8/91) .....................................     8.45%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

 [The following table was represented by a line chart in the printed material.]

           Baillie Gifford International Fund          The MSCI/EAFE Index
           ----------------------------------          -------------------
2/8/91                     10000                             10000
91                         10860                             10770
92                          9885                              9603
93                         13250                             12767
94                         13366                             13796
12/31/95                   14867                             15390


To give you a comparison, the chart above shows the performance of a $10,000 investment made in Baillie Gifford International Fund and the MSCI/EAFE Index.(1) Investment return and principal value of an investment will fluctuate, so that the value of your investment, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Top 10 Holdings

    Company            Nature of Company          Country              Percent
--------------------------------------------------------------------------------
 1. Mitsubishi
      Heavy Inds.     Industrial Machinery         Japan                1.96%

 2. Sanwa Bank         Banking                     Japan                1.81%

 3. DDI Corp.          Telecommunications          Japan                1.62%

 4. Sandoz AG          Drugs and Healthcare        Switzerland          1.56%

 5. Winterthur         Insurance                   Switzerland          1.50%

 6. Bridgestone
      Corp.            Tires and Rubber            Japan                1.49%

 7. Nomura
      Securities       Investment Company          Japan                1.44%

 8. Ciba Geigy AG      Chemicals                   Switzerland          1.41%

 9. Rohm               Electronics                 Japan                1.35%

10. Kyocera Corp.      Electronics                 Japan                1.32%

For a complete list of portfolio holdings, please see the Schedule of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Baillie Gifford Emerging Markets Fund
---------------------------------------


               [PHOTO]
                 of
          Edward H. Hocknell,
           Portfolio Manager



Q. Markets in the United States have done very well this year. How have emerging market countries and the Fund performed?

A. 1995 overall was not a good year for emerging markets. Although their performance since March has been more encouraging (up 7.3%), the International Finance Corporation Investable (IFCI) Index declined by 8.4% for the year ended December 31, 1995. There was, as usual, a wide range of returns between markets during the year. According to the IFCI Index, the Latin American markets were the weakest (Mexico fell by over 24%), while South Africa rose by 17.8%.(1)

     The Fund outperformed the Index during 1995, but still showed a decline of 0.60%.(2) The main reason for the Fund's good relative performance was its country and stock selection. The Fund managed to minimize some of the most damaging elements of emerging market performance by either avoiding, or having low weightings in, underperforming markets in the Indian subcontinent and in Mexico. In general, the Fund was helped by its concentration on carefully researched companies in the more soundly based emerging economies. For example, when compared to the composition of the Index, the Fund benefited from a relatively heavy weighting in Argentina, and from its large exposure to Hong Kong, which together accounted for about 24% of the portfolio at year-end. According to the IFCI Index, the total return from Argentina during 1995 was 13.1%, while Hong Kong gained 22.6% in 1995 (as reported by the MSCI Index).(3)

Q. The year-end edition of The Economist writes, "It was a bad year for emerging markets. After a bungled devaluation in December 1994, Mexico was saved from default by an American-led $38 billion rescue-package. Other emerging economies suffered . . . as investors took fright and pulled money out."(4) How do you respond to this?

A. This quotation from The Economist is a pretty fair description of what happened in 1995. Investors panicked as they started to see the same sort of problems that Mexico experienced in other, dissimilar countries. We had always kept our Mexican weightings low because of our concerns about its public finances, so our first reaction to the crisis was to re-examine our other bets:
Were these other countries really as badly placed as Mexico? The answer was no. Just as an individual stock price can be pulled down by factors which really have nothing to do with it, so too can whole stock markets. However, when it became clear that Mexico's problems were deep-seated, we began a reduction in our Latin American exposure. Our reaction was to concentrate our assets in high-quality investments that had been unjustly beaten up and make a cautious reduction of cash as markets stabilized. For example, we made a series of successful investments in South Africa. This approach proved successful, and helped to shelter the Fund from the worst of the declines.

     Let me point out that The Economist in its first edition of the new year, again speaking of emerging markets writes, "One dire year for emerging stock markets is not necessarily bad news for those who have invested in them."(5) It is important to remember the reason that some people invest in emerging markets is to help them achieve, over the long-term, portfolio diversification and take advantage of long-term potential growth. Portfolio diversification may be

--------------------------------------------------------------------------------

(1) The IFCI Index is an unmanaged index that is generally considered to be representative of the stock markets activity of emerging markets. The Index is market capitalization-weighted and carries a significantly higher weighting in a combination of Mexico and Malaysia (about 50 percent) than the Fund is normally likely to have. The Fund may also invest in markets such as Hong Kong and Singapore, which are not included in the Index, so the performance of the Fund and Index may not always correlate closely. The IFCI Index is not available for investment.

(2) Total return figures are historical and assume the reinvestment of dividends and distributions, and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

(3) The MSCI (Morgan Stanley Capital International) Index is a leading unmanaged index of international stocks. The MSCI Index is not available for investment.

(4)  The Economist, December 23, 1995, p 5.

(5)  The Economist, January 6, 1996, p 15.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

achieved because emerging markets tend to move independently from developed markets and the ups and downs in one market may help to cancel out movements in the other. The Economist concludes its article by saying, that "for the foreseeable future, emerging markets will still be a splendid way to spread risk."(5) In our opinion, the declines in 1995 have left emerging markets well poised for a recovery.

Q. What is your outlook for 1996? And what changes do you anticipate making in the Fund?

A. Emerging market performance has always been volatile. After a down year in 1995, we are optimistic about the prospects for this year. Emerging market countries now look like a good value, in many cases, because their markets have been weak while, at the same time, their companies' earnings have been strong.

     Latin American economies should begin to show some signs of recovery from last year's crisis. Investors' fears about inflation, which have held back the Asian markets, will probably abate. Investors may also wish to re-deploy their profits from U.S. equities this year, which could help many overseas markets and, if the mature economies continue to slow, the attractions of the rapidly expanding emerging countries will probably be more widely recognized.

     I do not anticipate any major changes in the Fund's strategy but, if investor sentiment continues to improve, we may increase our exposure to some of the smaller emerging markets, which would benefit disproportionately from an in-flow of funds. But the Fund's policy will still be determined by the availability of soundly based companies in the various markets in which it invests.

--------------------------------------------------------------------------------
  Baillie Gifford Emerging Markets Fund Profile
  as of December 31, 1995
-----------------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS(2)
--------------------------------------------------------------------------------

1 Year ..........................................................     -0.60%
Since Inception (10/17/94) ......................................    -10.53%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition by Region

 [The following table was represented by a pie chart in the printed material.]

Other                               8.1%
Latin America                      31.6%
South Africa                        8.8%
Europe                              8.4%
Asia                               43.1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Growth of a Hypothetical $10,000 Investment

                                Baillie Gifford
  Date                         Emerging Markets Fund            The IFCI Index
  ----                         ---------------------            --------------

10/17/94                              10000                          10000
12/31/95                               8750                           7579


To give you a comparison, the chart above shows the performance of a $10,000 investment made in Baillie Gifford Emerging Markets Fund and in the IFCI Index.(1) Investment return and principal value of an investment will fluctuate, so that the value of your investment, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund
-------------------------

          [LOGO]

Q. In this year when U.S. markets have performed well, how has the Value Line Ranking System performed? And how has the Fund performed?

A. The Value Line Ranking System greatly affects our performance because it helps us determine which stocks to buy. The System enjoyed a solid year in 1995, performing right in line with our expectations. On a capital-appreciation basis, the Group 1 stocks (ranked highest for "Timeliness") returned 32.0%; Group 2, 27.1%; Group 3, 22.8%; Group 4, 20.3%; and Group 5, 15.7%. That compares with 33.3% for the Dow Jones Industrial Average and 37.36% for the S&P 500 Index.(1)

     The Value Line Centurion Fund, which only purchases stocks ranked in Group 1 or 2, had a superb year in 1995, soaring 40.1% on a total-return basis, compared with 37.36% for the S&P 500.(2) Our decision to selectively overweight stocks in the technology, healthcare and finance sectors, all of which were strong performers during 1995, allowed us to generate our excellent returns.

Q.   What changes have you made to the portfolio this year?

A. Based on our judgment and our rating system, we have consistently overweighted our stock selections in the technology and healthcare sectors during both 1994 and 1995. This was due to the superior revenue and earnings momentum and attractive relative valuation profiles exhibited by such sectors when compared with the broad market as a whole. For example, we expect that the S&P 500 Index will generate average revenue and earnings growth of about 6-7% annually over the next several years. "Blue chip" technology and healthcare stocks, however, are generally expected to grow their sales and profits at a 15-20% pace or more over the same period of time. Moreover, these stocks are selling at reasonable growth-adjusted multiples of earnings, cash flow, book value and revenues, making them the most potentially attractive sectors for long-term investment.

     We more than doubled our exposure in finance stocks over the past year, from 7.97% to 17.69%, to benefit from the powerful rally that we had forecast in the bond market. The 30-year Treasury Bond surged in price, as the yield plunged from a high of 8.16% near the end of 1994 to a low of 5.94% at the end of 1995, because of the slow-growth, lowinflation economic environment.

     Pfizer (pharmaceuticals), Amgen (biotechnology), and 3Com Corporation (computer networking) are examples of three blue chip stocks in healthcare and technology, which more than doubled in price since we purchased them within the last two years.

Q. What are your expectations for next year? Do you intend to make any adjustments to your style box?

A. For 1996, we continue to believe that our "soft landing" thesis for the economy remains intact, given our forecast for slow growth, benign inflation, declining interest rates, and an elongated business cycle. We expect that Federal Reserve Chairman Alan Greenspan will engineer interest rate cuts of 50 basis points in both the Federal Funds target rate and the discount rate during the first quarter of 1996, to counteract the slowing economy that now exists, and to offset any incremental weakness due to government spending cuts resulting from an eventual federal budget resolution. The Fed Funds rate is the interest rate that member banks charge each other when they lend money overnight, and because of the very short duration of these loans, this rate is the most volatile of all interest rates. While the Federal Reserve Board does not set the

--------------------------------------------------------------------------------
(1) The S&P 500 Index is an unmanaged index that is generally considered to be representative of U.S. stock market activity. The Dow Jones Industrial Average is another unmanaged index that is generally considered to be representative of the U.S. stock market activity. The S&P 500 Index and the Dow Jones Industrial Average are not available for investment.

(2) Total return figures are historical and assume the reinvestment of dividends and distributions, and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Fed Funds rate (the rate is set by supply and demand), the Fed can establish a target rate and, through open market operations and can direct member banks to move toward the target rate. The Fed does have the authority to set the discount rate, which is the rate that the Fed charges when it lends money to member banks. As a result, we expect the yield on the 30-year Treasury Bond to decline from about 6.0% currently to about 5.5% by midyear.

     Given our constructive outlook for the economy and interest rates, and our forecast for modest corporate profit growth of about 6-7% during 1996, we are estimating an upside objective for the Dow Jones Industrial Average of about 5,700-5,800 for this year.

     Unfortunately, the uncertainty and unpredictability of the presidential election in November 1996 could increase the volatility of the financial markets after Labor Day, as we get into the full-blown heat of the campaign. Despite this political uncertainty and potential market volatility, we will continue to maintain a broadly diversified investment focus, with emphasis on undervalued blue chip stocks that dominate their market niches and enjoy superior rates of revenue and earnings growth.

--------------------------------------------------------------------------------
Value Line Centurion Fund Profile
as of December 31, 1995
---------------------------------------


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS(2)
--------------------------------------------------------------------------------
1 Year .......................................................   40.08%
5 Years ......................................................   19.25%
10 Years .....................................................   15.12%
Since Inception (11/15/83) ...................................   13.29%
--------------------------------------------------------------------------------

 [The following table was represented by a line chart in the printed material.]

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

                         Value Line Centurion Fund    S&P 500 Index
                         -------------------------    -------------
Nov 15, 83                         10000                 10000
83                                  9180                 10038
84                                  8420                 10650
85                                 11108                 14012
86                                 12982                 16613
87                                 12611                 17461
88                                 13568                 20312
89                                 17841                 26684
90                                 18833                 25827
91                                 28662                 33660
92                                 30361                 36217
93                                 33156                 39841
94                                 32422                 40347
Dec 31, 95                         45416                 55417


To give you a comparison, the chart above shows the performance of a $10,000 investment made in Value Line Centurion Fund and in the S&P 500 Index.(1) Investment return and principal value of an investment will fluctuate, so that the value of your investment, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results.

--------------------------------------------------------------------------------

[The following table was represented by two pie charts in the printed material.]

--------------------------------------------------------------------------------
 Portfolio Composition by Economic Sector as of December 31, 1994 and 1995


Consumer Non-Durables -- 26.12%                  Consumer Non-Durables -- 27.39%

Capital Goods -- 18.85%                          Capital Goods -- 14.11%

Other -- 7.02%                                   Other -- 6.58%

Financial -- 7.97%                               Financial -- 17.69%

Consumer Growth -- 16.17%                        Consumer Growth -- 6.69%

Technology -- 23.87%                             Technology -- 27.54%

        1994                                              1995
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Value Line Strategic Asset Management Trust
----------------------------------------------

                    [LOGO]

Q. The U.S. financial markets, both stocks and bonds, enjoyed a strong year in 1995. How did Value Line SAM Trust perform?

A. The SAM Trust certainly benefited from the favorable market environment. Its total return of 28.54% for the year ended December 31, 1995,(1) placed it among the top quintile of funds of its kind, according to Lipper Analytical
Services.(2) This compared with a total return of 37.36% for the Standard & Poor's 500 Index and a total return of 19.24% for the Lehman Government/Corporate Bond Index.(3)

     You will be pleased to know that, for the eight years ended December 31, 1995, SAM Trust ranks number one for performance among the 31 funds of its kind, according to Lipper Analytical Services.(2) SAM Trust is just over eight years old.

Q.   How did the Trust's asset allocation affect performance?

A. Contributing to the year's good performance was Value Line's generally positive view of the stock market, particularly in the first seven months of 1995. Our proprietary stock market model relies on a number of economic and financial variables to determine what percentage of the total portfolio will be invested in stocks (55 percent would be neutral, meaning that the model has no preference for either stocks or bonds). Early in the year, the portfolio's stock allocation was gradually increased from 60 percent to a peak of 75 percent in May and June. This increase was driven, in large measure, by a decline in interest rates. At the end of July, due to the sharp rise in stock prices and a flattening in interest rates (which turned out to be only temporary), the stock allocation was moved back down to approximately 60 percent, where it remained for the rest of the year.

     The Trust's bond model did not do as well, maintaining a neutral-to-negative view of the bond market throughout the year. The Trust had only 10 percent to 12 percent of its assets in bonds. Thus, we tied up too many assets in cash and cash equivalents in 1995, with the Trust averaging about 20 percent to 25 percent of assets in this asset class.

Q.   How did selection of individual securities affect performance?

A. Individual stock selection was very good, as the stock portion of the portfolio, viewed by itself, posted a total return of 37.8%. This return was higher than the return of the S&P 500 Index in a year in which the majority of stock investors lagged the S&P 500. Benefiting the Trust were its moderately heavy weightings in healthcare, technology and aerospace/defense. (These weightings did not change much from the prior year.) Guided by the Value Line
Timeliness Ranking System, the Trust maintains a well-diversified stock portfolio invested in companies with strong earnings momentum and strong stock price momentum.

     Bond selection was a plus, too, with more than half of the bond allocation invested in long-term maturities, which provided more bang for the buck in the strong bond market. By policy, the Trust invests only in high-quality bonds.


--------------------------------------------------------------------------------

1 Total return figures are historical and assume the reinvestment of dividends and distributions, and the deduction of all Trust expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Trust will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

2 Lipper rankings were reported in Lipper's Mutual Funds Performance Analysis Special Report, 4th Quarter 1995. Rankings for the periods ended December 31, 1995, illustrate the Trust versus other funds in the specified period. The Fund ranked 3 out of a field of 53 underlying flexible variable annuity funds over a five-year period and 11 out of 66 for the one-year period. Lipper rankings are based on total return and do not take into account any deductions for sales or contract charges.

3 The S&P 500 Index is an unmanaged index that is generally considered to be representative of U.S. stock market activity. The Lehman Government/ Corporate Bond Index is an unmanaged index that is generally considered to be representative of U.S. government bond and corporate bond market activity. The S&P 500 Index and the Lehman Government/Corporate Bond Index are not available for investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Currently, its holdings are entirely in U.S. Treasuries, as they have been for the past three years.

Q. How do you plan to position the Fund in 1996? What do your market models say about 1996?

A. The Trust entered 1996 just as it entered 1995, with 60 percent of assets invested in stocks. And just as in 1995, we moved the stock allocation up to 65 percent in January, due primarily to a further drop in U.S. interest rates. Thus, we will take a moderately positive stance on the stock market for the months ahead. Could our model become still more bullish, in a repeat of last spring? Perhaps, but that would probably require either a continuation of the interest rate decline or a significant pullback in stock prices.

     Meanwhile, our bond model still leans toward a negative stance because of an anticipation of rising interest rates. This causes us to leave our bond allocation at 10 percent to 12 percent. That leaves 20 percent to 25 percent in cash and cash equivalents, which is above the Trust's long-term norm of about 10 percent. As mentioned earlier, in a neutral market our portfolio allocation would be approximately 55 percent stocks, 35 percent bonds and 10 percent cash. However, until our models perceive a more neutral environment, we will maintain this disproportionate weighting in cash.

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
Profile as of December 31, 1995
-------------------------------------------

--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS(1)
--------------------------------------------------------------------------------
1 Year ..........................................................    28.54%
5 Years .........................................................    17.66%
Since Inception (10/1/87) .......................................    14.04%
--------------------------------------------------------------------------------

 [The following table was represented by a pie chart in the printed material.]

--------------------------------------------------------------------------------
                      Portfolio Composition by Asset Class

    Cash & Cash Equivalents 30.0%

    Stocks 60.2%

    Bonds 9.8%

--------------------------------------------------------------------------------

 [The following table was represented by a line chart in the printed material.]

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

Date                SAM Trsut            L G/C Index             S&P 500
----                ---------            -----------             -------
10/1/87              10000                  10000                 10000
87                    9476                  10583                  7745
88                   10452                  11385                  9010
89                   13123                  13006                 11836
90                   13104                  14083                 11456
91                   18783                  16355                 14931
92                   21611                  17594                 16065
93                   24173                  19535                 17673
94                   22994                  18849                 17897
12/31/95             29556                  22476                 24582


To give you a comparison, the chart above shows the performance of a $10,000 investment made in the Value Line SAM Trust, the S&P 500 Index and in the Lehman Government/Corporate Bond Index(3). Investment return and principal value of an investment will fluctuate, so that the value of your investment, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Guardian Cash Fund
------------------------


       [PHOTO]
         of
Alexander M. Grant, Jr.
   Portfolio Manager



Q.   How did The Guardian Cash Fund perform during 1995?

A. As of December 31, 1995, the effective 7-day yield was 5.40%, down slightly from June 30, 1995, when the effective 7-day yield was 5.66%. The Fund produced a total return of 5.52% for 1995.(1)

Q.   What factors affected the Fund's performance in 1995?

A. Money market funds are directly affected by the actions of the Federal Reserve Board. In February, the Fed raised the Fed Funds target rate 0.50 percentage points to 6.00%, the seventh such increase in a year. The Fed Funds Rate is the interest rate that member banks charge each other when they lend money overnight. While the Federal Reserve Board does not set this rate, it can establish a target rate and, through open market operations, the Fed can direct member banks to move toward the target rate. As the economy slowed in the spring, investors began to expect the Fed to lower interest rates. As a result, market forces exerted downward pressure on the rates offered on short-term instruments, i.e., the type of investments made by the Fund, even before the Fed acted. In July, and again in December, the Fed lowered rates .25 percentage points. At year-end, the Fed Funds target rate was 5.50%.


Q.   What is your investment strategy?

A. We look at The Guardian Cash Fund as a place where most people will park their money until they decide where they want to invest it--whether it be stocks, bonds or tax-exempts. Therefore, we try, and will continue to try, to provide a good 7-day yield offering safety and liquidity. As a result, the Fund invests primarily in top-rated commercial paper due within 30 days. At the end of 1995, the Fund's average maturity was 19 days for maximum liquidity and safety. A shorter maturity is less volatile when interest rates fluctuate. During the next year, we will continue our investment strategy to provide investors with liquidity and preservation of capital.

--------------------------------------------------------------------------------

INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE THE FUND SEEKS TO MAINTAIN A STABLE PRICE OF $10.00 PER SHARE, THERE IS NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.


(1) Yields are annualized historical figures. Effective yield assumes that income is reinvested income. Yields will vary as interest rates change. The actual total return for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results.

--------------------------------------------------------------------------------






















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--------------------------------------------------------------------------------

-------------------                                                                                              -------------------
      Separate                                                                                                         Separate
      Account A                                                                                                        Account A
-------------------                                                                                              -------------------
          1                                                                                                                1
-------------------                                                                                              -------------------

------------------------------------------------------------------------------------------------------------------------------------
The Guardian Separate Account A
-------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

  Assets
   Investments in mutual funds:
     The Guardian Stock Fund, Inc. (11,438,191 shares at net asset value of $34.72
       per share; FIFO Cost, $260,430,528) ..................................................................           $397,133,987
     The Guardian Bond Fund, Inc. (8,381,083 shares at net asset value of $12.25
       per share; FIFO Cost, $99,552,805) ...................................................................            102,668,273
     The Guardian Cash Fund, Inc. (11,200,557 shares at net asset value of $10.00
       per share; which equals cost) ........................................................................            112,005,571
     Gabelli Capital Asset Fund (183,719 shares at net asset value of $10.70
       per share; FIFO Cost, $1,945,413) ....................................................................              1,965,791
     Baillie Gifford International Fund (2,226,048 shares at net asset value of $15.37
       per share; FIFO Cost, $31,924,659) ...................................................................             34,214,359
     Baillie Gifford Emerging Markets Fund  (391,979 shares at net asset value of $8.46
       per share; FIFO Cost, $3,206,532) ....................................................................              3,316,146
     Value Line Centurion Fund, Inc. (7,688,180 shares at net asset value of $24.25
       per share; FIFO Cost, $89,416,840) ...................................................................            186,438,368
     Value Line Strategic Asset Management Trust (6,536,455 shares at net asset value of $20.27 per share;  FIFO Cost, $78,460,004)
                                                                                                                         132,493,938
                                                                                                                        ------------
   Total Assets .............................................................................................            970,236,433
                                                                                                                        ------------
  Liabilities
   Annuitant Mortality Fluctuation Fund .....................................................................              7,026,864
   Due to The Guardian Insurance & Annuity Company, Inc. ....................................................                874,972
                                                                                                                        ------------

   Total Liabilities ........................................................................................              7,901,836
                                                                                                                        ------------
  Net Assets-- Note 3 .......................................................................................           $962,334,597
                                                                                                                        ============

-----------------------------------------------------------------------------------------------------------------------------
The Guardian Separate Account A
-------------------------------

COMBINED STATEMENT OF OPERATIONS
Year Ended December 31, 1995


                                                                                                   Guardian        Guardian
                                                                                                    Stock           Bond
                                                                                   Combined          Fund           Fund
                                                                                ---------------------------------------------
Investment Income
 Income:
    Reinvested dividends ....................................................    $ 20,843,161    $  4,759,765    $  6,205,516
 Expenses -- Note 4:
    Mortality and expense risk charges ......................................       9,641,479       3,681,489       1,004,541
                                                                                 ------------    ------------    ------------
 Net investment income/(expense) ............................................      11,201,682       1,078,276       5,200,975
                                                                                 ------------    ------------    ------------

Realized and Unrealized Gain/(Loss) from Investments
 Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments .......................      61,676,875      31,983,438       2,335,700
    Reinvested realized gain distributions ..................................      24,472,650      17,641,220              --
                                                                                 ------------    ------------    ------------
    Net realized gain/(loss) on investments .................................      86,149,525      49,624,658       2,335,700
                                                                                 ------------    ------------    ------------
 Unrealized appreciation/(depreciation) of investments:
    End of year .............................................................     293,294,084     136,703,457       3,115,468
    Beginning of year .......................................................     182,461,918      85,848,769      (4,560,756)
                                                                                 ------------    ------------    ------------
    Change in unrealized appreciation/(depreciation) ........................     110,832,166      50,854,688       7,676,224
                                                                                 ------------    ------------    ------------
 Net realized and unrealized gain/(loss) from investments ...................     196,981,691     100,479,346      10,011,924
                                                                                 ------------    ------------    ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations .............    $208,183,373    $101,557,622    $ 15,212,899
                                                                                 ============    ============    ============



                                                                                                     Gabelli        Baillie
                                                                                   Guardian          Capital        Gifford
                                                                                     Cash             Asset      International
                                                                                     Fund             Fund           Fund
                                                                                ---------------------------------------------
Investment Income
 Income:
    Reinvested dividends ....................................................    $  6,760,187    $      6,229    $   561,636
 Expenses -- Note 4:
    Mortality and expense risk charges ......................................       1,553,639           8,575        346,183
                                                                                 ------------    ------------    -----------
 Net investment income/(expense) ............................................       5,206,548          (2,346)       215,453
                                                                                 ------------    ------------    -----------

Realized and Unrealized Gain/(Loss) from Investments
 Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments .......................              --          46,326      3,163,941
    Reinvested realized gain distributions ..................................              --          20,051      1,450,788
                                                                                 ------------    ------------    -----------
    Net realized gain/(loss) on investments .................................              --          66,377      4,614,729
                                                                                 ------------    ------------    -----------
 Unrealized appreciation/(depreciation) of investments:
    End of year .............................................................              --          20,379      2,289,701
    Beginning of year .......................................................              --              --      3,981,850
                                                                                 ------------    ------------    -----------
    Change in unrealized appreciation/(depreciation) ........................              --          20,379     (1,692,149)
                                                                                 ------------    ------------    -----------
 Net realized and unrealized gain/(loss) from investments ...................              --          86,756      2,922,580
                                                                                 ------------    ------------    -----------
Net Increase/(Decrease) in Net Assets Resulting from Operations .............    $  5,206,548    $     84,410    $ 3,138,033
                                                                                 ============    ============    ===========


                                                                                    Baillie                       Value Line
                                                                                    Gifford                       Strategic
                                                                                    Emerging      Value Line        Asset
                                                                                    Markets       Centurion       Management
                                                                                     Fund           Fund            Trust
                                                                                ---------------------------------------------
Investment Income
 Income:
    Reinvested dividends ....................................................    $     64,244    $    768,565    $ 1,717,019
 Expenses -- Note 4:
    Mortality and expense risk charges ......................................          30,308       1,746,994      1,269,750
                                                                                 ------------    ------------    -----------
 Net investment income/(expense) ............................................          33,936        (978,429)       447,269
                                                                                 ------------    ------------    -----------

Realized and Unrealized Gain/(Loss) from Investments
 Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments .......................        (100,857)     15,666,522      8,581,805
    Reinvested realized gain distributions ..................................              --       4,303,964      1,056,627
                                                                                 ------------    ------------    -----------
    Net realized gain/(loss) on investments .................................        (100,857)     19,970,486      9,638,432
                                                                                 ------------    ------------    -----------
 Unrealized appreciation/(depreciation) of investments:
    End of year .............................................................         109,615      97,021,527     54,033,937
    Beginning of year .......................................................         (65,755)     62,690,889     34,566,921
                                                                                 ------------    ------------    -----------
    Change in unrealized appreciation/(depreciation) ........................         175,370      34,330,638     19,467,016
                                                                                 ------------    ------------    -----------
 Net realized and unrealized gain/(loss) from investments ...................          74,513      54,301,124     29,105,448
                                                                                 ------------    ------------    -----------
Net Increase/(Decrease) in Net Assets Resulting from Operations .............    $    108,449    $ 53,322,695    $29,552,717
                                                                                 ============    ============    ===========


                                                  See notes to financial statements

                                                                22-23

-------------------                                                                                              -------------------
      Separate                                                                                                         Separate
      Account A                                                                                                        Account A
-------------------                                                                                              -------------------
          1                                                                                                                1
-------------------                                                                                              -------------------
------------------------------------------------------------------------------------------------------------------------------------
The Guardian Separate Account A
-------------------------------

COMBINED STATEMENT OF CHANGES IN NET ASSETS
Years Ended December 31, 1994 and 1995




                                                                                                   Guardian               Guardian
                                                                                                    Stock                   Bond
                                                                             Combined                Fund                   Fund
                                                                         -----------------------------------------------------------
----------------------------------------
1994 Increase/(Decrease) from Operations
----------------------------------------
 Net investment income/(expense) ...............................         $   7,611,435          $   1,325,861          $  4,908,213
 Net realized gain/(loss) from sale of investments .............            (1,243,997)                99,283              (179,238)
 Reinvested realized gain distributions ........................            12,703,157              9,781,931               538,197
 Change in unrealized appreciation/(depreciation) of investments           (41,312,769)           (18,422,472)          (10,374,464)
                                                                         -------------          -------------          -------------
 Net increase/(decrease) resulting from operations .............           (22,242,174)            (7,215,397)           (5,107,292)
                                                                         -------------          -------------          -------------

--------------------------
1994 Contract Transactions
--------------------------
 Net contract purchase payments ................................            30,344,490             11,664,318             2,547,339
 Transfer between/within separate accounts .....................               581,497               (844,472)          (11,899,302)
 Administrative charges-- Note 4 ...............................              (851,962)              (296,277)              (95,188)
 Redemptions and annuity benefits ..............................           (95,014,187)           (23,366,710)          (11,830,757)
                                                                         -------------          -------------          -------------
 Net increase/(decrease) from contract transactions ............           (64,940,162)           (12,843,141)          (21,277,908)
                                                                         -------------          -------------          -------------
Actuarial Increase in Reserves for Contracts in Payment Period .                65,173                 16,085                14,461
                                                                         -------------          -------------          -------------
Total Increase/(Decrease) in Net Assets ........................           (87,117,163)           (20,042,453)          (26,370,739)
 Net Assets at December 31, 1993 ...............................           921,644,241            324,053,638           123,979,185
                                                                         -------------          -------------          -------------
 Net Assets at December 31, 1994 ...............................         $ 834,527,078          $ 304,011,185          $ 97,608,446
                                                                         =============          =============          =============

----------------------------------------
1995 Increase/(Decrease) from Operations
----------------------------------------
 Net investment income/(expense) ...............................         $  11,201,682          $   1,078,276          $  5,200,975
 Net realized gain/(loss) from sale of investments .............            61,676,875             31,983,438             2,335,700
 Reinvested realized gain distributions ........................            24,472,650             17,641,220                    --
 Change in unrealized appreciation/(depreciation) of investments           110,832,166             50,854,688             7,676,224
                                                                         -------------          -------------          -------------
 Net increase/(decrease) resulting from operations .............           208,183,373            101,557,622            15,212,899
                                                                         -------------          -------------          -------------

--------------------------
1995 Contract Transactions
--------------------------
 Net contract purchase payments ................................            24,249,434              9,769,130             1,889,775
 Transfer between/within separate accounts .....................               360,065             18,636,937                76,952
 Administrative charges-- Note 4 ...............................              (804,227)              (295,556)              (82,042)
 Redemptions and annuity benefits ..............................          (104,254,320)           (36,680,887)          (12,073,173)
                                                                         -------------          -------------          -------------
 Net increase/(decrease) from contract transactions ............           (80,449,048)            (8,570,376)          (10,188,488)
                                                                         -------------          -------------          -------------
Actuarial Increase in Reserves for Contracts in Payment Period .                73,194                 21,406                10,093
                                                                         -------------          -------------          -------------
Total Increase/(Decrease) in Net Assets ........................           127,807,519             93,008,652             5,034,504
 Net Assets at December 31, 1994 ...............................           834,527,078            304,011,185            97,608,446
                                                                         -------------          -------------          -------------
 Net Assets at December 31, 1995-- Note 3 ......................         $ 962,334,597          $ 397,019,837          $102,642,950
                                                                         =============          =============          =============


                                                                                                    Gabelli               Baillie
                                                                            Guardian                Capital               Gifford
                                                                              Cash                   Asset             International
                                                                              Fund                   Fund                  Fund
                                                                         -----------------------------------------------------------
----------------------------------------
1994 Increase/(Decrease) from Operations
----------------------------------------
 Net investment income/(expense) ...............................         $   3,939,150          $          --          $    (54,941)
 Net realized gain/(loss) from sale of investments .............                    --                     --              (295,305)
 Reinvested realized gain distributions ........................                    --                     --                    --
 Change in unrealized appreciation/(depreciation) of investments                    --                     --              (180,253)
                                                                         -------------          -------------          -------------
 Net increase/(decrease) resulting from operations .............             3,939,150                     --              (530,499)
                                                                         -------------          -------------          -------------

--------------------------
1994 Contract Transactions
--------------------------
 Net contract purchase payments ................................             4,660,223                     --             1,962,520
 Transfer between/within separate accounts .....................            21,485,214                     --             7,551,751
 Administrative charges-- Note 4 ...............................              (129,305)                    --               (27,813)
 Redemptions and annuity benefits ..............................           (29,581,821)                    --            (2,999,452)
                                                                         -------------          -------------          -------------
 Net increase/(decrease) from contract transactions ............            (3,565,689)                    --             6,487,006
                                                                         -------------          -------------          -------------
Actuarial Increase in Reserves for Contracts in Payment Period .                11,441                     --                 2,666
                                                                         -------------          -------------          -------------
Total Increase/(Decrease) in Net Assets ........................               384,902                     --             5,959,173
 Net Assets at December 31, 1993 ...............................           136,952,824                     --            33,627,167
                                                                         -------------          -------------          -------------
 Net Assets at December 31, 1994 ...............................         $ 137,337,726          $          --          $ 39,586,340
                                                                         =============          =============          =============

----------------------------------------
1995 Increase/(Decrease) from Operations
----------------------------------------
 Net investment income/(expense) ...............................         $   5,206,548          $      (2,346)         $    215,453
 Net realized gain/(loss) from sale of investments .............                    --                 46,326             3,163,941
 Reinvested realized gain distributions ........................                    --                 20,051             1,450,788
 Change in unrealized appreciation/(depreciation) of investments                    --                 20,379            (1,692,149)
                                                                         -------------          -------------          -------------
 Net increase/(decrease) resulting from operations .............             5,206,548                 84,410             3,138,033
                                                                         -------------          -------------          -------------

--------------------------
1995 Contract Transactions
--------------------------
 Net contract purchase payments ................................             3,803,961                165,620               730,385
 Transfer between/within separate accounts .....................           (16,853,974)             1,808,178            (5,547,470)
 Administrative charges-- Note 4 ...............................              (112,317)                  (541)              (26,816)
 Redemptions and annuity benefits ..............................           (25,037,958)              (100,451)           (3,681,044)
                                                                         -------------          -------------          -------------
 Net increase/(decrease) from contract transactions ............           (38,200,288)             1,872,806            (8,524,945)
                                                                         -------------          -------------          -------------
Actuarial Increase in Reserves for Contracts in Payment Period .                11,247                     --                 1,477
                                                                         -------------          -------------          -------------
Total Increase/(Decrease) in Net Assets ........................           (32,982,493)             1,957,216            (5,385,435)
 Net Assets at December 31, 1994 ...............................           137,337,726                     --            39,586,340
                                                                         -------------          -------------          -------------
 Net Assets at December 31, 1995-- Note 3 ......................         $ 104,355,233          $   1,957,216          $ 34,200,905
                                                                         =============          =============          =============


                                                                             Baillie                                    Value Line
                                                                             Gifford                                    Strategic
                                                                             Emerging             Value Line              Asset
                                                                             Markets              Centurion             Management
                                                                              Fund                   Fund                 Trust
                                                                         -----------------------------------------------------------
----------------------------------------
1994 Increase/(Decrease) from Operations
----------------------------------------
 Net investment income/(expense) ...............................         $         157          $  (1,355,090)         $ (1,151,915)
 Net realized gain/(loss) from sale of investments .............                  (134)              (826,101)              (42,502)
 Reinvested realized gain distributions ........................                    --              2,100,410               282,619
 Change in unrealized appreciation/(depreciation) of investments               (65,755)            (5,299,660)           (6,970,165)
                                                                         -------------          -------------          -------------
 Net increase/(decrease) resulting from operations .............               (65,732)            (5,380,441)           (7,881,963)
                                                                         -------------          -------------          -------------

--------------------------
1994 Contract Transactions
--------------------------
 Net contract purchase payments ................................                58,826              4,265,942             5,185,322
 Transfer between/within separate accounts .....................             1,313,021            (10,499,446)           (6,525,269)
 Administrative charges-- Note 4 ...............................                   (74)              (194,054)             (109,251)
 Redemptions and annuity benefits ..............................                (5,050)           (13,152,193)          (14,078,204)
                                                                         -------------          -------------          -------------
 Net increase/(decrease) from contract transactions ............             1,366,723            (19,579,751)          (15,527,402)
                                                                         -------------          -------------          -------------
Actuarial Increase in Reserves for Contracts in Payment Period .                    --                 17,105                 3,415
                                                                         -------------          -------------          -------------
Total Increase/(Decrease) in Net Assets ........................             1,300,991            (24,943,087)          (23,405,950)
 Net Assets at December 31, 1993 ...............................                    --            165,598,782           137,432,645
                                                                         -------------          -------------          -------------
 Net Assets at December 31, 1994 ...............................         $   1,300,991           $140,655,695          $114,026,695
                                                                         =============          =============          =============

----------------------------------------
1995 Increase/(Decrease) from Operations
----------------------------------------
 Net investment income/(expense) ...............................         $      33,936           $   (978,429)         $    447,269
 Net realized gain/(loss) from sale of investments .............              (100,857)            15,666,522             8,581,805
 Reinvested realized gain distributions ........................                    --              4,303,964             1,056,627
 Change in unrealized appreciation/(depreciation) of investments               175,370             34,330,638            19,467,016
                                                                         -------------          -------------          -------------
 Net increase/(decrease) resulting from operations .............               108,449             53,322,695            29,552,717
                                                                         -------------          -------------          -------------

--------------------------
1995 Contract Transactions
--------------------------
 Net contract purchase payments ................................               128,972              3,968,518             3,793,073
 Transfer between/within separate accounts .....................             1,949,978              4,394,453            (4,104,989)
 Administrative charges-- Note 4 ...............................                (2,419)              (182,645)             (101,891)
 Redemptions and annuity benefits ..............................              (172,117)           (15,789,120)          (10,719,570)
                                                                         -------------          -------------          -------------
 Net increase/(decrease) from contract transactions ............             1,904,414             (7,608,794)          (11,133,377)
                                                                         -------------          -------------          -------------
Actuarial Increase in Reserves for Contracts in Payment Period .                    --                 15,515                13,456
                                                                         -------------          -------------          -------------
Total Increase/(Decrease) in Net Assets ........................             2,012,863             45,729,416            18,432,796
 Net Assets at December 31, 1994 ...............................             1,300,991            140,655,695           114,026,695
                                                                         -------------          -------------          -------------
 Net Assets at December 31, 1995-- Note 3 ......................         $   3,313,854           $186,385,111          $132,459,491
                                                                         =============          =============          =============


                                                  See notes to financial statements

------------------------------------------------------------------------------------------------------------------------------------


                                                                24-25

-------------------
      Separate
      Account A
-------------------
          1
-------------------

--------------------------------------------------------------------------------
The Guardian Separate Account A
-------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1995


----------------------
Note 1 -- Organization
----------------------

      The Guardian Separate Account A (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on October 31, 1981. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). GIAC issues the deferred variable annuity contracts offered through the Account. GIAC provides for accumulations and benefits under the contracts by crediting the net premium purchase payments to one or more investment divisions established within the Account, or to The Guardian Real Estate Account (GREA) or to the Fixed Rate Option (FRO), as selected by the contractowner. GREA is another separate investment account established by GIAC. Amounts allocated to the FRO are maintained by GIAC in its general account. The contractowner may transfer his or her contract value among the eight investment divisions within the Account, GREA or the FRO. The eight investment options of the Account correspond to the following underlying mutual funds: The Guardian Stock Fund, Inc. (GSF), The Guardian Bond Fund, Inc. (GBF), The Guardian Cash Fund, Inc. (GCF), Gabelli Capital Asset Fund (GCAF), Baillie Gifford International Fund (BGIF), Baillie Gifford Emerging Markets Fund (BGEMF), Value Line Centurion Fund, Inc. and Value Line Strategic Asset Management Trust (collectively, the Funds and individually, a Fund). A tax-qualified and a non-tax-qualified investment division have been established within each Account investment option available in the Account.

      GSF, GBF and GCF each has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly owned subsidiary of GIAC. GCAF has a management agreement with GISC. BGIF and BGEMF each has an investment advisory agreement with Guardian Baillie Gifford Ltd., a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd.

     Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make annuity payments, are obligations of GIAC.

-----------------------------------------
Note 2 -- Significant Accounting Policies
-----------------------------------------

     The following is a summary of significant accounting policies of the Account.

Investments

     (a) Net proceeds of payments made by contractowners to the Account are invested by the Account's investment divisions in shares of the corresponding
Funds at net asset value. All distributions made by a Fund are reinvested in shares of the same Fund.

     (b) The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

     (c) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date.

     (d) The cost of  investments  sold is  determined  on a first in, first out
(FIFO) basis. During 1995, the basis used in recording gains and losses on investments sold was changed from the last in, first out (LIFO) basis to the first in, first out (FIFO) basis. This change had no effect on the net assets of the Account.

     During the years ended  December 31, 1995 and December 31, 1994,  purchases

--------------------------------------------------------------------------------

                                                             -------------------
                                                                   Separate
                                                                   Account A
                                                             -------------------
                                                                       1
                                                             -------------------

--------------------------------------------------------------------------------


of shares of the Funds aggregated $178,586,225 and $184,254,588, respectively. Aggregate sales of shares of the Funds amounted to $222,655,463 and $228,156,571 for the years ended December 31, 1995 and December 31, 1994, respectively.

The Annuitant Mortality Fluctuation Fund

     The Annuitant Mortality Fluctuation Fund is funded by GIAC and has been established in response to various regulatory requirements and provides for any possible adverse experience.

Federal Income Taxes

     The operations of the Account are part of the operations of GIAC and, as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

     Under current tax law, no federal income taxes are payable by GIAC with respect to the operations of the Account.

Annuity Reserves

     Annuity reserves are computed for currently payable contracts according to the 1971 Individual Annuity Mortality Table and the 1983 Individual Annuity Table. The assumed interest rate is 4.0%. Charges to annuity reserves for mortality and expense risk experience are reimbursed to GIAC if the reserves required are less than originally estimated. If additional reserves are required, GIAC reimburses the Account.

---------------------------------------
Note 3 -- Net Assets, December 31, 1995
---------------------------------------

                                                                                                  Accumulation             Total
                                                                              Units Owned          Unit Value            Unit Value
                                                                              -----------          ----------            ----------
Tax-Qualified Accounts:
   The Guardian Stock Fund, Inc. .............................               3,704,798.435         $ 57.928841          $214,614,679
   The Guardian Bond Fund, Inc. ..............................               1,628,229.722           29.376248            47,831,280
   The Guardian Cash Fund, Inc. ..............................               2,089,104.255           22.171865            46,319,338
   Gabelli Capital Asset Fund ................................                  66,390.673           10.763220               714,577
   Baillie Gifford International Fund ........................               1,077,611.645           14.153848            15,252,351
   Baillie Gifford Emerging Markets Fund .....................                 101,949.185            8.646640               881,518
   Value Line Centurion Fund, Inc. ...........................               2,390,917.153           40.383489            96,553,577
   Value Line Strategic Asset Management Trust ...............               3,010,346.454           27.247234            82,023,614

Non-Tax-Qualified Accounts:
   The Guardian Stock Fund, Inc. .............................               2,999,010.512           57.928841           173,729,203
   The Guardian Bond Fund, Inc. ..............................               1,794,933.197           29.376248            52,728,403
   The Guardian Cash Fund, Inc. ..............................               2,583,393.312           22.171865            57,278,648
   Gabelli Capital Asset Fund ................................                 115,452.260           10.763220             1,242,638
   Baillie Gifford International Fund ........................               1,315,858.240           14.153848            18,624,458
   Baillie Gifford Emerging Markets Fund .....................                 281,304.204            8.646640             2,432,336
   Value Line Centurion Fund, Inc. ...........................               2,179,325.284           40.383489            88,008,759
   Value Line Strategic Asset Management Trust ...............               1,833,099.033           27.247234            49,946,878
                                                                                                                        ------------
                                                                                                                         948,182,257
   Contracts receiving annuity payments ......................                                                             5,271,908
   Owned by GIAC .............................................                                                             8,880,432
                                                                                                                        ------------
                                                                                                                        $962,334,597
                                                                                                                        ============

NOTE: In some instances the calculation of total assets may not agree due to rounding.


--------------------------------------------------------------------------------

-------------------
      Separate
      Account A
-------------------
          1
-------------------

--------------------------------------------------------------------------------
The Guardian Separate Account A
-------------------------------


NOTES TO FINANCIAL STATEMENTS (continued)

     The amount retained by GIAC in the Account is comprised of amounts which GIAC allocated to the Account to facilitate the commencement of operations of the Account and certain of the Funds, as well as amounts accruing to GIAC from the operations of the Account. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

---------------------------------------------------------------
Note 4 -- Administrative and Mortality and Expense Risk Charges
---------------------------------------------------------------

Contractual charges paid to GIAC include:

     (1) a fixed annual $30 fee for single payment contracts and a fixed annual $35 fee for flexible payment contracts to cover GIAC's administrative expenses. This charge is deducted on each contract anniversary before annuitization and upon surrender prior to annuitization;

     (2) a charge for mortality and expense risk is computed daily and is equal to an annual rate of 1% of the average daily net assets applicable to contractowners;

     (3) contingent deferred sales charges on certain partial or total surrenders. These charges are assessed against redemptions and paid to GIAC during the first six contract years for a Single Purchase Payment Contract. For a Flexible Purchase Payment Contract, each payment is subject to a contingent deferred sales charge for six years; and

     (4) a charge for premium taxes deducted from either the contract payment or upon annuitization, as determined in accordance with applicable state law.

     Currently GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.


Note 5 -- Accumulation Unit Values for the Current Year End and the Four Prior Year Ends for Both Qualified and Non-Qualified Accounts


                                                December 31,      December 31,     December 31,       December 31,      December 31,
                                                   1995              1994              1993              1992               1991
                                                ------------      ------------     ------------       ------------      ------------
The Guardian Stock Fund, Inc. ...............    $57.928841       $43.446001        $44.442667         $37.415159        $31.469340
The Guardian Bond Fund, Inc. ................     29.376248        25.230236         26.391400          24.261811         22.750149
The Guardian Cash Fund, Inc. ................     22.171865        21.217142         20.638921          20.306987         19.868839
Gabelli Capital Asset Fund ..................     10.763220               --                --                 --                --
Baillie Gifford International Fund ..........     14.153848        12.851309         12.866264           9.693868         10.755746
Baillie Gifford Emerging Markets Fund .......      8.646640         8.785416                --                 --                --
Value Line Centurion Fund, Inc. .............     40.383489        29.115003         30.069047          27.806724         26.510995
Value Line Strategic Asset
   Management Trust .........................     27.247234        21.407853         22.728967          20.520859         18.012964


--------------------------------------------------------------------------------

                                                             -------------------
                                                                  Separate
                                                                  Account C
                                                             -------------------
                                                                      1
                                                             -------------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors of
The Guardian Insurance & Annuity Company, Inc.
and Contractowners of The Guardian Separate
Account A, "Value Guard II"

In our opinion, the accompanying statement of assets and liabilities and the related combined statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the investment divisions relating to Guardian Stock Fund, Guardian Bond Fund, Guardian Cash Fund, Gabelli Capital Asset Fund, Baillie Gifford International Fund, Baillie Gifford Emerging Markets Fund, Value Line Centurion Fund and Value Line Strategic Asset Management Trust (constituting The Guardian Separate Account A, "Value Guard II", hereafter referred to as the "Separate Account") at December 31, 1995, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the management of The Guardian Insurance & Annuity Company, Inc.; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the transfer agents of the underlying funds, provide a reasonable basis for the opinion expressed above.




PRICE WATERHOUSE LLP
New York, New York
February 9, 1996


--------------------------------------------------------------------------------

------------------
   The Guardian
 Stock Fund, Inc.
------------------
        2
------------------

--------------------------------------------------------------------------------
  The Guardian Stock Fund, Inc.
---------------------------------

  SCHEDULE OF INVESTMENTS
  December 31, 1995

--------------------------------------------------------------------------------
  COMMON STOCKS -- 90.8%
--------------------------------------------------------------------------------

   Shares                                                                Value
--------------------------------------------------------------------------------

Aerospace and Defense -- 4.5%
     44,500   Boeing Co.                                        $    3,487,687
     97,000   Litton Industries, Inc.                                4,316,500
     68,600   Lockheed Martin Corp.                                  5,419,400
    276,400   Logicon, Inc.                                          7,601,000
     39,000   Loral Corporation                                      1,379,625
    351,000   McDonnell Douglas Corp.                               32,292,000
    201,750   Precision Castparts Corp.                              8,019,562
    183,000   Rockwell Int'l. Corp.                                  9,676,125
                                                                --------------
                                                                    72,191,899
                                                                --------------

Broadcasting and Publishing -- 1.2%
    151,000   Capital Cities/ABC, Inc.                              18,629,625
     21,666   Duff & Phelps Cr. Rating Co.                             311,449
                                                                --------------
                                                                    18,941,074
                                                                --------------

Building Materials and Homebuilders -- 0.2%
     45,000   Coachmen Industries, Inc.                                978,750
     45,400   Del Webb Corp.*                                          913,675
     60,000   McGrath Rent Corp.                                     1,140,000
     17,900   NCI Building Systems, Inc.*                              443,025
                                                                --------------
                                                                     3,475,450
                                                                --------------

Capital Goods-Miscellaneous Technology -- 1.0%
    114,000   Komag, Inc.                                            5,258,250
    142,250   Paychex, Inc.                                          7,094,719
    175,000   Read-Rite Corp.*                                       4,068,750
     60,400   Rexel, Inc.                                              815,400
                                                                --------------
                                                                    17,237,119
                                                                --------------

Chemicals -- 3.0%
     60,000   Albemarle Corp.                                        1,162,500
     94,000   Cambrex Corp.                                          3,889,250
    102,100   E.I. Dupont De Nemours, Inc.*                          7,134,237
    204,000   Eastman Chemical Co.                                  12,775,500
     70,900   Hercules, Inc.                                         3,996,988
     21,800   OM Group, Inc.                                           722,125
    230,000   PPG Industries, Inc.                                  10,522,500
    211,700   Sterling Chemicals, Inc.*                              1,720,063
    195,000   Union Carbide Corp.                                    7,312,500
                                                                --------------
                                                                    49,235,663
                                                                --------------

Coal -- 0.1%
     33,000   Eastern Enterprises                                    1,163,250
                                                                --------------

Computer Software -- 3.7%
    586,500   Computer Assoc. Int'l., Inc.                          33,357,187
     89,000   Fair Isaac & Co., Inc.                                 2,302,875
    190,000   Microsoft Corp.*                                      16,672,500
     70,000   Oracle Systems Corp*                                   2,966,250
    146,000   SunGard Data Systems, Inc.                             4,161,000
                                                                --------------
                                                                    59,459,812
                                                                --------------

Conglomerates -- 1.4%
    149,800   Loews Corp.                                           11,740,575
    155,000   Textron, Inc.                                         10,462,500
                                                                --------------
                                                                    22,203,075
                                                                --------------

Containers -- 0.1%
     29,975   Alltrista Corp.*                                         539,550
     52,000   Ball Corp.                                             1,430,000
                                                                --------------
                                                                     1,969,550
                                                                --------------

Cosmetics and Toiletries -- 0.4%
    120,900   Gillette Co.                                           6,301,912
     15,200   Helen of Troy Ltd.*                                      319,200
                                                                --------------
                                                                     6,621,112
                                                                --------------

Drugs and Hospitals -- 8.6%
    259,000   Abbott Labs.                                          10,813,250
     65,000   Boston Scientific Corp.*                               3,185,000
    137,000   Bristol-Myers Squibb Co.                              11,764,875
    175,986   Guidant Corp.                                          7,435,409
    192,400   Johnson & Johnson                                     16,474,250
    149,948   Eli Lilly & Co.,Inc.                                   8,434,575
    175,000   McKesson Corp.                                         8,859,375
    150,000   Medtronic, Inc.                                        8,381,250
    347,600   Merck & Co., Inc.                                     22,854,700
    214,900   Pfizer, Inc.                                          13,538,700
    319,000   Schering-Plough Corp.                                 17,465,250
    152,000   Universal Health Svcs., Inc.                           6,745,000
     62,840   Watson Pharmaceuticals, Inc.*                          3,079,160
                                                                --------------
                                                                   139,030,794
                                                                --------------

Electrical Equipment -- 0.9%

    202,000   Applied Materials, Inc.                                7,953,750
     90,000   Integrated Device Technology                           1,158,750
     65,400   Linear Technology Corp.                                2,566,950
     32,000   Sundstrand Corp.                                       2,252,000
                                                                --------------
                                                                    13,931,450
                                                                --------------

See notes to financial statements.            * Non-income producing securities.

--------------------------------------------------------------------------------
                                       30


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                                                              ------------------
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                                                               Stock Fund, Inc.
                                                              ------------------
                                                                      2
                                                              ------------------

--------------------------------------------------------------------------------

   Shares                                                                Value
--------------------------------------------------------------------------------
Electronics and Instruments -- 0.9%
    240,000   Analogic Corp.                                    $    4,440,000
    119,000   Electroglas, Inc.                                      2,915,500
     62,000   Tektronix, Inc.                                        3,045,750
     95,000   Vishay Inter-Technology, Inc.                          2,992,500
                                                                --------------
                                                                    13,393,750

Energy-Miscellaneous -- 0.5%
    192,500   Giant Industries, Inc.                                 2,358,125
    196,930   Holly Corp.                                            4,455,541
     84,000   Howell Corp.                                           1,207,500
                                                                --------------
                                                                     8,021,166
                                                                --------------

Entertainment -- 0.2%
     93,640   Mattel, Inc.                                           2,879,430
                                                                --------------

Fertilizer -- 0.7%
    203,900   Mississippi Chemical Corp.                             4,740,675
    499,100   Terra Industries, Inc.                                 7,049,788
                                                                --------------
                                                                    11,790,463
                                                                --------------

Financial-Banks -- 3.7%
    150,000   BankAmerica Corp.                                      9,712,500
    120,000   Bank of New York, Inc.                                 5,850,000
     50,000   Central & Southern Hldgs. Co.                            450,000
    133,000   Chemical Banking Corp.                                 7,813,750
    206,484   Citicorp                                              13,886,048
    125,000   Corestates Financial Corp.                             4,734,375
     23,800   First Bank Systems Inc.                                1,181,075
     19,900   First Empire State Corp.                               4,338,200
     77,220   Hubco, Inc.                                            1,708,492
    212,260   Norwest Corp.                                          7,004,580
    120,000   Premier Bancorp., Inc.                                 2,805,000
     18,000   Star Banc Corp.                                        1,071,000
                                                                --------------
                                                                    60,555,020
                                                                --------------

Financial-Others -- 7.4%
    160,000   American Express Co.                                   6,620,000
    191,641   Capital One Financial Corp.                            4,575,429
    200,000   Charles Schwab Corp.                                   4,025,000
    160,000   Dean Witter Discover & Co.                             7,520,000
     96,800   A.G. Edwards, Inc.                                     2,311,100
     97,000   Federal National Mortgage Association                 12,040,125
     29,886   Financial Sec. Assur. Holdings Ltd.                      743,414
    258,000   First USA, Inc.                                       11,448,750
    945,500   Green Tree Financial Corp.                            24,937,562
     84,500   Jefferies Group, Inc.                                  3,992,625
     94,000   McDonald & Co. Investments, Inc.                       1,692,000
    251,100   Merrill Lynch & Co., Inc.                             12,806,100
    256,050   Morgan Keegan, Inc.                                    3,232,631
    295,600   Phoenix Duff & Phelps Corp.                            2,032,250
    153,825   Raymond James Financial, Inc.                          3,249,553
    282,000   Travelers Group, Inc.                                 17,730,750
                                                                --------------
                                                                   118,957,289
                                                                --------------

Financial-Thrift -- 3.2%
     40,000   Bell Bancorp.                                          1,430,000
    120,000   Brooklyn Bancorp., Inc.*                               4,890,000
    148,000   Charter One Financial, Inc.                            4,532,500
     66,000   Coastal Bank Svgs. Assn.-TX                            1,155,000
    246,600   Collective Bancorp, Inc.                               6,257,475
    160,000   Greenpoint Financial Corp.                             4,280,000
    115,200   Loyola Capital Corp.                                   4,363,200
     19,635   MAF Bancorp, Inc.                                        490,875
     37,666   Pacific Crest Capital, Inc.                              273,077
     82,362   Progressive Bank, Inc.                                 2,429,679
    503,278   Sovereign Bancorp, Inc.                                5,095,690
    167,800   Standard Fed. Bk.-Troy, MI                             6,607,125
    318,766   TCF Financial Corp.                                   10,559,124
                                                                --------------
                                                                    52,363,745
                                                                --------------

Food, Beverage and Tobacco -- 6.6%
    120,000   Anheuser-Busch Cos., Inc.                              8,025,000
    354,500   Coca-Cola Co.                                         26,321,625
    131,200   IBP, Inc.                                              6,625,600
    217,900   PepsiCo, Inc.                                         12,175,163
    587,000   Philip Morris Cos., Inc.                              53,123,500
                                                                --------------
                                                                   106,270,888
                                                                --------------

Footwear -- 0.2%
    109,900   Reebok International Ltd.                              3,104,675
                                                                --------------

Household Products -- 1.0%
    191,800   Procter & Gamble Co.                                  15,919,400
                                                                --------------

Information Processing and Computers -- 4.4%
    380,800   Amdahl Corp.*                                          3,236,800
     67,550   Astro-Med, Inc.                                          624,838
     90,000   Bay Networks, Inc.                                     3,701,250
    134,000   Cisco Systems, Inc.                                    9,999,750
     90,000   Compaq Computer Corp.                                  4,320,000
    240,000   Hewlett Packard Co.                                   20,100,000

* Non-income producing securities.            See notes to financial statements.

--------------------------------------------------------------------------------
                                       31

------------------
   The Guardian
 Stock Fund, Inc.
------------------
        2
------------------

--------------------------------------------------------------------------------
  The Guardian Stock Fund, Inc.
---------------------------------

  SCHEDULE OF INVESTMENTS (continued)
  December 31, 1995

   Shares                                                                Value
--------------------------------------------------------------------------------
     48,700   In Focus Systems, Inc.*                             $    1,759,288
    408,000   Sun Microsystems, Inc.                                  18,615,000
    560,000   Tandem Computers, Inc.                                   5,950,000
    109,400   Teradyne, Inc.                                           2,735,000
                                                                --------------
                                                                    71,041,926
                                                                --------------

Insurance -- 2.1%
    198,800   Allstate Corp.                                         8,175,650
     99,000   Amer. Bankers Ins. Group, Inc.                         3,861,000
     21,900   Capitol Amer. Fin'l. Corp.                               495,487
     30,000   CMAC Investment Corp.                                  1,320,000
     30,000   Integon Corp.                                            618,750
     68,847   Liberty Financial Cos., Inc.                           2,082,622
    107,000   MBIA, Inc.                                             8,025,000
    108,000   MGIC Investment Corp.                                  5,859,000
     72,000   State Auto Financial Corp.                             1,872,000
     18,800   Torchmark, Inc.                                          850,700
                                                                --------------
                                                                    33,160,209
                                                                --------------

Leisure Products -- 0.2%
    129,700   Thor Industries, Inc.                                  2,512,938
                                                                --------------

Lodging -- 0.7%
    685,800   Host Marriott Corp.*                                   9,086,850
    298,000   Prime Hospitality Corp.*                               2,980,000
                                                                --------------
                                                                    12,066,850
                                                                --------------

Machinery and Equipment -- 2.2%
     24,000   AGCO Corp.                                             1,224,000
     70,000   Case Corp.                                             3,202,500
    182,000   Dover Corp.                                            6,711,250
    249,400   Global Industrial Technologies, Inc.*                  4,707,425
    134,000   Millipore Corp.                                        5,510,750
     20,000   Robbins & Myers, Inc.                                    600,000
     50,600   Strattec Security Corp.                                  910,800
     91,500   Tecumseh Products Co.                                  4,735,125
     98,587   Varlen Corp.                                           2,119,621
    110,000   York International Corp.                               5,170,000
                                                                --------------
                                                                    34,891,471
                                                                --------------

Merchandising-Department Stores -- 0.4%
    230,000   Dillard Department Stores, Inc.                        6,555,000
                                                                --------------

Merchandising-Drugs -- 0.3%
     15,000   Longs Drug Stores Corp.                                  718,125
    125,000   Walgreen Co.                                           3,734,375
                                                                --------------
                                                                     4,452,500
                                                                --------------

Merchandising-Food -- 0.7%
     58,500   American Stores Co.*                                   1,564,875
    354,600   Casey's General Stores, Inc.                           7,756,875
     40,000   Fleming Cos., Inc.                                       825,000
     41,000   SuperValu, Inc.                                        1,291,500
                                                                --------------
                                                                    11,438,250
                                                                --------------

Merchandising-Special -- 0.5%
     65,000   CompUSA, Inc.*                                         2,023,125
    145,000   Melville Corp.                                         4,458,750
     75,000   Pier 1 Imports, Inc.                                     853,125
                                                                --------------
                                                                     7,335,000
                                                                --------------

Metals and Mining -- 0.4%
    120,000   Aluminum Co. of America                                6,345,000
                                                                --------------

Natural Gas-Diversified -- 0.4%
    226,100   Mitchell Energy & Dev. Corp.                           4,239,375
    100,000   Panhandle Eastern Corp.                                2,787,500
                                                                --------------
                                                                     7,026,875
                                                                --------------

Oil and Gas Producing -- 3.3%
     98,000   Alexander Energy Corp.*                                  447,125
    125,000   Basin Exploration, Inc.*                                 617,187
    446,500   Tom Brown, Inc.*                                       6,530,062
    140,000   Cairn Energy USA, Inc.*                                1,960,000
    180,000   Chieftain International, Inc.*                         3,195,000
    169,700   Coho Energy, Inc.*                                       827,288
    247,000   Devon Energy Corp.                                     6,298,500
    500,100   Enron Oil & Gas Co.                                   12,002,400
    440,600   Global Natural Res., Inc.*                             4,626,300
     28,300   H S Resources, Inc.*                                     364,363
    392,000   Phoenix Resource Cos., Inc.                            6,762,000
    161,900   Pogo Producing Co.                                     4,573,675
    208,167   United Meridian Corp.                                  3,616,902
     20,900   Vintage Petroleum, Inc.                                  470,250
    220,000   Wainoco Oil Ltd.                                         715,000
                                                                --------------
                                                                    53,006,052
                                                                --------------

Oil-Integrated-Domestic -- 0.2%
    418,300   Tesoro Petroleum, Inc.*                                3,607,838
                                                                --------------

Oil-Integrated-International -- 5.8%
    624,000   Exxon Corp.                                           49,998,000

See notes to financial statements.            * Non-income producing securities.

--------------------------------------------------------------------------------
                                       32


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                                                              ------------------
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                                                               Stock Fund, Inc.
                                                              ------------------
                                                                      2
                                                              ------------------

--------------------------------------------------------------------------------

   Shares                                                                Value
--------------------------------------------------------------------------------
    270,800   Mobil Corp.                                         $ 30,329,600
     93,000   Royal Dutch Petroleum Co.                             13,124,625
                                                                --------------
                                                                    93,452,225
                                                                --------------

Oil Services -- 0.7%
     29,200   Cliffs  Drilling Co.                                     434,350
    341,000   Nabors Industries, Inc.                                3,793,625
    131,700   Offshore Logistics, Inc.*                              1,662,713
    205,000   Smith International, Inc.*                             4,817,500
     12,000   Weatherford International, Inc.*                         346,500
                                                                --------------
                                                                    11,054,688
                                                                --------------

Paper and Forest Products -- 2.4%
    165,360   Kimberly-Clark Corp.                                  13,683,540
    548,000   Rayonier, Inc.                                        18,289,500
    136,900   Willamette Industries, Inc.                            7,700,625
                                                                --------------
                                                                    39,673,665
                                                                --------------

Pollution Control -- 0.6%
    265,000   Browning-Ferris Industries, Inc.                       7,817,500
    105,000   Safety-Kleen Corp.                                     1,640,625
     13,300   Zurn Industries, Inc.                                    284,288
                                                                --------------
                                                                     9,742,413
                                                                --------------

Railroads -- 0.7%
     47,949   Burlington Northern Sante Fe                           3,740,022
    107,900   Union Pacific Corp.                                    7,121,400
                                                                --------------
                                                                    10,861,422
                                                                --------------

Restaurants -- 0.4%
    271,100   Applebees Int'l., Inc.                                 6,167,525
    110,000   Ryan's Family Steak Houses, Inc                        . 770,000
                                                                --------------
                                                                     6,937,525
                                                                --------------

Semiconductor -- 5.4%
     45,000   Altera Corp.*                                          2,238,750
     57,000   Analog Devices, Inc.                                   2,016,375
     97,800   Atmel Corp.                                            2,188,275
    208,200   Cypress Semiconductor Corp.                            2,654,550
    246,000   Intel Corp.                                           13,960,500
    254,000   International Rectifier Corp.                          6,350,000
    135,000   Kulicke & Soffa Industries, Inc.                       3,138,750
    199,000   LSI Logic Corp.                                        6,517,250
    364,500   Micron Technology, Inc.                               14,443,312
    200,000   National Semiconductor Co.                             4,450,000
     23,000   Novellus Systems, Inc.*                                1,242,000
    364,600   Texas Instruments, Inc.                               18,868,050
    300,000   Xilinx, Inc.                                           9,150,000
                                                                --------------
                                                                    87,217,812
                                                                --------------

Telecommunications -- 0.7%
    202,000   Andrew Corp.                                           7,726,500
     71,900   Harris Corp. Del.                                      3,927,538
                                                                --------------
                                                                    11,654,038
                                                                --------------

Textile-Apparel and Production -- 0.2%
    146,000   Fieldcrest Cannon, Inc.                                2,427,250
     32,700   Russell Corp.                                            907,425
                                                                --------------
                                                                     3,334,675
                                                                --------------

Transportation-Miscellaneous-- 0.1%
    164,100   Maritrans, Inc.                                          964,088
                                                                --------------

Truckers -- 0%
     32,100   FRP Pptys., Inc.                                         658,050
                                                                --------------

Utilities-Communications -- 7.1%
    290,000   Ameritech Corp.                                       17,110,000
    605,000   AT&T Corp.                                            39,173,750
     79,100   Bell Atlantic Corp.                                    5,289,812
    572,800   BellSouth Corp.                                       24,916,800
    295,000   GTE Corp.                                             12,980,000
     74,400   NYNEX Corp.                                            4,017,600
    201,500   SBC Communications, Inc.                              11,586,250
                                                                --------------
                                                                   115,074,212
                                                                --------------

Utilities-Electric --1.3%
     61,900   Consolidated Edison of N.Y., Inc.                      1,980,800
    164,200   Detroit Edison Co.                                     5,664,900
     95,000   Illinova Corp.                                         2,850,000
     95,000   Northeast Utilities                                    2,315,625
    210,000   SCECorp.                                               3,727,500
    150,700   Unicom Corp.                                           4,935,425
                                                                --------------
                                                                    21,474,250
                                                                --------------

Utilities-Gas and Pipeline -- 0.1%
     82,100 Entergy Corp.                                            2,401,425
                                                                --------------
TOTAL COMMON STOCKS
   (Cost $1,119,755,692)                                         1,466,656,471
                                                                --------------

* Non-income producing securities.            See notes to financial statements.

--------------------------------------------------------------------------------
                                       33

------------------
   The Guardian
 Stock Fund, Inc.
------------------
        2
------------------

--------------------------------------------------------------------------------
  The Guardian Stock Fund, Inc.
---------------------------------

  SCHEDULE OF INVESTMENTS (continued)
  December 31, 1995

--------------------------------------------------------------------------------
  PREFERRED STOCK -- 0.0%
--------------------------------------------------------------------------------
   Shares                                                                Value
--------------------------------------------------------------------------------
      29,560   Phoenix Duff & Phelps Corp.                      $      746,390
                                                                --------------
TOTAL PREFERRED STOCK
   (Cost $0)                                                           746,390
                                                                --------------

--------------------------------------------------------------------------------
  REPURCHASE AGREEMENT -- 9.1%
--------------------------------------------------------------------------------
   Principal                                        Maturity
      Amount                                          Date               Value
--------------------------------------------------------------------------------
$147,425,000   State Street Bank & Trust
               repurchase agreement,
               dated 12/29/95, maturity
               value $147,516,731, at 5.6%,
               due 1/2/96 (collateralized
               by $138,290,000 U.S.
               Treasury Notes, 7.125%
               due 2/29/00, market value
               $150,420,021)                         1/2/96     $  147,425,000
                                                                --------------
TOTAL REPURCHASE AGREEMENT
   (Cost $147,425,000)                                             147,425,000
                                                                --------------
TOTAL INVESTMENTS -- 99.9%
 (Cost $1,267,180,692)                                           1,614,827,861

CASH, RECEIVABLES AND OTHER
  ASSETS LESS PAYABLES -- 0.1%                                         442,938
                                                                --------------
NET ASSETS -- 100.0%                                            $1,615,270,799
                                                                ==============

See notes to financial statements.

--------------------------------------------------------------------------------
                                       34

                                                              ------------------
                                                                 The Guardian
                                                               Stock Fund, Inc.
                                                              ------------------
                                                                      2
                                                              ------------------

--------------------------------------------------------------------------------

   STATEMENT OF ASSETS
   AND LIABILITIES
   December 31, 1995


ASSETS:
  Investments, at identified cost*                                $1,267,180,692
                                                                  ==============

  Investments, at market                                          $1,467,402,861
  Repurchase agreements                                              147,425,000
                                                                  --------------
  TOTAL INVESTMENTS                                                1,614,827,861

  Cash                                                                       501
  Receivable for securities sold                                      41,152,946
  Receivable for fund shares sold                                      1,761,961
  Dividends receivable                                                 2,500,252
  Interest receivable                                                     68,798
                                                                  --------------
  TOTAL ASSETS                                                     1,660,312,319
                                                                  --------------

LIABILITIES:
  Payable for securities purchased                                    42,753,165
  Payable for fund shares redeemed                                       120,647
  Accrued expenses                                                       122,125
  Due to affiliates -- Note B                                          2,045,583
                                                                  --------------
  TOTAL LIABILITIES                                                   45,041,520
                                                                  --------------
    NET ASSETS                                                    $1,615,270,799
                                                                  ==============

COMPONENTS OF NET ASSETS:
  Common Stock -- 46,519,231 shares
   and outstanding $.10 par value
   each (100,000,000 shares authorized)                           $    4,651,923
  Paid-in capital                                                  1,196,284,312
  Undistributed net investment income                                     96,928
  Accumulated net realized gain on investments                        66,590,467
  Net unrealized appreciation of investments                         347,647,169
                                                                  --------------
    NET ASSETS                                                    $1,615,270,799
                                                                  ==============
NET ASSET VALUE PER SHARE                                         $        34.72
                                                                  ==============


* Includes repurchase agreements.


STATEMENT OF OPERATIONS
Year Ended
December 31, 1995

Investment Income:
Income:
  Dividends                                                         $ 19,899,959
  Interest                                                             6,023,534
  Other income                                                            11,951
                                                                    ------------
                                                                      25,935,444
    Less: Foreign tax withheld                                            32,755
                                                                    ------------
  Total Income                                                        25,902,689
                                                                    ------------

Expenses:
  Investment advisory fees -- Note B                                   6,731,656
  Custodian fees                                                         278,365
  Registration fees                                                       67,310
  Audit fees                                                              16,500
  Insurance expense                                                       11,937
  Directors' fees -- Note B                                               10,000
  Printing expense                                                         5,500
  Legal fees                                                               3,715
  Transfer agent fees                                                      3,300
  Other                                                                      721
                                                                    ------------
  Total Expenses                                                       7,129,004
                                                                    ------------

  Net Investment Income                                               18,773,685
                                                                    ------------

Realized and Unrealized Gain
  on Investments -- Note D
  Net realized gain on investments                                   134,802,382
  Net change in unrealized appreciation
   of investments                                                    229,959,479
                                                                    ------------
  Net Realized and Unrealized Gain
   on Investments                                                    364,761,861
                                                                    ------------
  Net Increase in Net Assets Resulting
   from Operations                                                  $383,535,546
                                                                    ============

                       See notes to financial statements.

--------------------------------------------------------------------------------

------------------
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 Stock Fund, Inc.
------------------
        2
------------------

--------------------------------------------------------------------------------
  The Guardian Stock Fund, Inc.
---------------------------------

 STATEMENT OF CHANGES IN NET ASSETS


                                                                                    Year              Year
                                                                                   Ended             Ended
                                                                            December 31,      December 31,
                                                                                    1995              1994
                                                                         ---------------    ---------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
   Net investment income                                                 $    18,773,685    $    14,181,215
   Net realized gain on investments                                          134,802,382         18,979,488
   Net change in unrealized appreciation/(depreciation) of investments       229,959,479        (45,558,052)
                                                                         ---------------    ---------------
     Net Increase/(Decrease) in Net Assets Resulting from Operations         383,535,546        (12,397,349)
                                                                         ---------------    ---------------

 Distributions to Shareholders:
   Net investment income                                                     (18,757,010)       (14,152,347)
   Net realized gain on investments                                          (71,343,468)       (31,757,209)
                                                                         ---------------    ---------------
     Total Distributions to Shareholders                                     (90,100,478)       (45,909,556)
                                                                         ---------------    ---------------

From Capital Share Transactions:
   Net increase in net assets from capital share transactions-- Note E       282,844,511        228,183,927
                                                                         ---------------    ---------------
     Net Increase in Net Assets                                              576,279,579        169,877,022

 Net Assets:
   Beginning of year                                                       1,038,991,220        869,114,198
                                                                         ---------------    ---------------
   End of year*                                                          $ 1,615,270,799    $ 1,038,991,220
                                                                         ===============    ===============
* Includes undistributed net investment income of:                               $96,928            $80,253


                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                              ------------------
                                                                 The Guardian
                                                               Stock Fund, Inc.
                                                              ------------------
                                                                      2
                                                              ------------------

--------------------------------------------------------------------------------

  FINANCIAL HIGHLIGHTS
  Selected data for a share of capital stock outstanding throughout the years indicated:


                                                            Year Ended December 31,
                                ----------------------------------------------------------------------------------
                                        1995                1994            1993            1992            1991
                                        ----                ----            ----            ----            ----
Net asset value,
   beginning
   of year ..............             $27.33              $29.00          $25.52          $23.28          $17.85
                                      ------              ------          ------          ------          ------
Income from investment
   operations
   Net investment
      income ............               0.44                0.40            0.58            0.48            0.63
   Net realized and
      unrealized gain/
      (loss) on invest-
      ments .............               9.01               (0.77)           4.47            3.97            5.74
                                      ------              ------          ------          ------          ------
   Net increase/
      (decrease) from
      investment
      operations ........               9.45               (0.37)           5.05            4.45            6.37
                                        ----               -----            ----            ----            ----

Distributions to
   shareholders
   Dividends from net
      investment
      income ............              (0.44)              (0.40)          (0.59)          (0.48)          (0.64)
   Distributions from
      net realized gain .              (1.62)              (0.90)          (0.98)          (1.73)          (0.30)
                                      ------              ------          ------          ------          ------
   Total distributions ..              (2.06)              (1.30)          (1.57)          (2.21)          (0.94)
                                      ------              ------          ------          ------          ------
Net asset value, end of
   year .................             $34.72              $27.33          $29.00          $25.52          $23.28
                                      ======              ======          ======          ======          ======
Total return* ...........              34.65%              (1.27)%         19.96%          20.07%          35.96%
                                      ======              ======          ======          ======          ======
Ratios/supplemental data:
   Net assets, end of
      year (000's
      omitted) ..........         $1,615,271          $1,038,991        $869,114        $537,354        $380,962
   Ratio of expenses to
      average net
      assets ............               0.53%               0.53%           0.54%           0.55%           0.56%
   Ratio of net invest-
      ment income to
      average net
      assets  ...........               1.39%               1.49%           2.20%           2.14%           3.07%
   Portfolio turnover
      ratio .............                .78%                .53%            .45%            .62%            .51%


                                                            Year Ended December 31,
                                ----------------------------------------------------------------------------
                                      1990            1989            1988            1987           1986
                                      ----            ----            ----            ----           ----
Net asset value,
   beginning
   of year ..............           $21.39          $19.18          $16.35          $17.15         $15.40
                                    ------          ------          ------          ------         ------

Income from investment
   operations
   Net investment
      income ............             0.69            0.84            0.52            0.33           0.24
   Net realized and
      unrealized gain/
      (loss) on invest-
      ments .............            (3.13)           3.61            2.80            0.06           2.32
                                    ------          ------          ------          ------         ------
   Net increase/
      (decrease) from
      investment
      operations ........            (2.44)           4.45            3.32            0.39           2.56
                                    ------          ------          ------          ------         ------
Distributions to
   shareholders
   Dividends from net
      investment
      income ............            (0.71)          (0.90)          (0.49)          (0.43)         (0.22)
   Distributions from
      net realized gain .            (0.39)          (1.34)        --                (0.76)         (0.59)
                                    ------          ------          ------          ------         ------
   Total distributions ..            (1.10)          (2.24)          (0.49)          (1.19)         (0.81)
                                    ------          ------          ------          ------         ------
Net asset value, end of
   year .................           $17.85          $21.39          $19.18          $16.35         $17.15
                                    ======          ======          ======          ======         ======
Total return* ...........           (11.85)%         23.55%          20.37%           1.87%         17.10%
                                    ======          ======          ======          ======         ======
Ratios/supplemental data:
   Net assets, end of
      year (000's
      omitted) ..........         $256,039        $269,950        $172,900        $139,437        $66,081
   Ratio of expenses to
      average net
      assets ............             0.57%           0.57%           0.61%           0.61%          0.75%
   Ratio of net invest-
      ment income to
      average net
       assets ...........             3.66%           4.13%           2.88%           2.08%          2.00%
   Portfolio turnover
      ratio .............              .54%            .38%            .71%            .37%           .36%


* Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.



                       See notes to financial statements.

--------------------------------------------------------------------------------

------------------
   The Guardian
 Stock Fund, Inc.
------------------
        2
------------------

--------------------------------------------------------------------------------
  The Guardian Stock Fund, Inc.
---------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


Board of Directors and Shareholders
The Guardian Stock Fund, Inc.

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Guardian Stock Fund, Inc. as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Guardian Stock Fund, Inc. at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.


                                             /s/  Ernst & Young LLP




New York, New York
February 9, 1996


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------






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--------------------------------------------------------------------------------

  ---------------
   The Guardian
  Bond Fund, Inc.
  ---------------
         3
  ---------------

--------------------------------------------------------------------------------
  The Guardian Bond Fund, Inc.
  ----------------------------

  SCHEDULE OF INVESTMENTS
  December 31, 1995

--------------------------------------------------------------------------------
  MULTI CLASS MORTGAGE PASS-THROUGHS -- 22.4%
--------------------------------------------------------------------------------
  Principal
   Amount                                                               Value
--------------------------------------------------------------------------------
$   255,364    Citibank New York, NA
                9.50% due 8/1/16                                    $   267,493
  5,000,000    Citicorp Mortgage Secs.,
                Inc. 7.00% due 6/25/23                                5,015,600
  4,750,000    Citicorp Mortgage Secs.,
                Inc. 6.50% due 1/25/24                                4,438,258
  5,000,000    Citicorp Mortgage Secs.,
                Inc. 6.25% due 3/25/24                                4,842,150
  2,624,736    Citicorp Mortgage Secs.,
                Inc. 7.75% due 11/25/06                               2,650,983
  5,000,000    Residential Fdg. Mtg. Secs.,
                Inc. 5.95% due 11/25/23                               4,637,000
  2,227,347    Sears Mortgage Secs. Corp.
                6.50% due 5/25/22                                     2,270,743
 10,000,000    Securitized Asset Sales,
                Inc. 7.41% due 4/25/24                                9,999,000
  6,000,000    Federal Home Loan Mortgage
                Corp. 7.00% due 3/15/21                               6,112,500
  3,000,000    Federal Home Loan Mortgage
                Corp. 7.40% due 12/15/21                              3,070,290
 12,700,000    Federal Home Loan Mortgage
                Corp. 6.50% due 5/15/19                              12,580,874
  6,000,000    Federal Home Loan Mortgage
                Corp. 6.80% due 12/15/18                              6,088,080
  5,000,000    Federal Home Loan Mortgage
                Corp. 6.00% due 11/15/20                              4,893,750
  3,963,317    Federal Home Loan Mortgage
                Corp. 4.00% due 8/15/01                               3,906,325
  7,000,000    Federal National Mortgage
                Assn. 7.00% due 4/25/12                               7,037,170
  1,000,000    Federal National Mortgage
                Assn. 6.25% due 5/25/07                               1,009,060
  4,840,000    Federal National Mortgage
                Assn. 6.00% due 5/25/05                               4,855,101
                                                                    -----------
  TOTAL MULTI CLASS MORTGAGE
  PASS-THROUGHS
    (Cost $80,369,929)                                               83,674,377
                                                                    -----------

--------------------------------------------------------------------------------
 MORTGAGE PASS-THROUGHS - 5.8%
--------------------------------------------------------------------------------
    834,638   FNMA Pool #068106
               8.50% due 8/1/09                                         880,218
  1,212,465   FNMA Pool #068772
               8.00% due 6/1/08                                       1,267,693
     14,698   FNMA Pool #072923
               8.25% due 1/1/09                                          15,368
  2,690,309   FNMA Pool #317238
               6.50% due 10/1/25                                      2,659,236
  3,071,351   FNMA Pool #319234
               6.50% due 11/1/25                                      3,035,877
  2,981,044   FNMA Pool #D65610
               6.50% due 11/1/25                                      2,946,613
  3,980,474   FNMA Pool #332096
               6.50% due 12/1/25                                      3,934,500
  7,076,822   FNMA Pool #332859
               6 50% due 12/1/25                                      6,995,085
     11,201   GNMA Pool #000375
               11.50% due 7/20/00                                        11,678
                                                                    -----------
  TOTAL MORTGAGE
  PASS-THROUGHS
   (Cost $21,253,056)                                                21,746,268
                                                                    -----------
--------------------------------------------------------------------------------
 U.S. GOVERNMENT AND AGENCIES - 25.7%
--------------------------------------------------------------------------------
 10,000,000   Federal Home Loan Mortgage
               Corp., 8.44% due 10/27/04                             10,507,800
 11,500,000   U.S. Treasury Notes
                5.625% due 10/31/97                                  11,584,410
  5,000,000   U.S. Treasury Notes
               5.50% due 11/15/98                                     5,036,700
 14,500,000   U.S. Treasury Notes
               6.875% due 7/31/99                                    15,225,000
  4,000,000   U.S. Treasury Notes
               6.875% due 8/31/99                                     4,203,760
  2,000,000   U.S. Treasury Notes
               5.75% due 10/31/00                                     2,028,740
  3,000,000   U.S. Treasury Notes
               5.50% due 12/31/00                                     3,015,480
  7,250,000   U.S. Treasury Notes
               6.50% due 8/15/05                                      7,723,498
  2,500,000   U.S. Treasury Notes
               5.875% due 11/15/05                                    2,556,250

                       See notes to financial statements.
--------------------------------------------------------------------------------

                                                                ---------------
                                                                 The Guardian
                                                                Bond Fund, Inc.
                                                                ---------------
                                                                       3
                                                                ---------------


 Principal
  Amount                                                               Value
--------------------------------------------------------------------------------
$11,500,000   U.S. Treasury Bonds
               8.125% due 5/15/21                                   $14,542,095
 17,500,000   U.S. Treasury Bonds
               6.875% due 8/15/25                                    19,736,675
                                                                    -----------
  TOTAL U.S. GOVERNMENT
   AND AGENCIES
    (Cost $94,267,686)                                               96,160,408
                                                                   ------------

--------------------------------------------------------------------------------
  Asset Backed -- 13.2%
--------------------------------------------------------------------------------
 $4,000,000   Advanta Cr. Card Mst. Tr.
               6.050% due 8/1/03                                     $4,060,800
  4,000,000   Banc One Auto Trust,
               6.90% due 4/15/98                                      4,066,240
  8,000,000   Banc One Auto Trust,
               6.15% due 7/15/02                                      8,152,480
  6,807,391   Chevy Chase Auto Receivables
               6.00% due 12/15/01                                     6,841,427
  7,036,368   First Security Grantor Trust
               6.25% due 1/15/01                                      7,064,936
  6,000,000   Green Tree Financial Corp.
               6.35% due 12/15/26                                     6,085,800
 13,000,000   Standard Credit Card Master Trust
               6.70% due 9/7/02                                      13,255,840
                                                                    -----------
  TOTAL ASSET BACKED
              (Cost $48,848,214)                                     49,527,523
                                                                    -----------

--------------------------------------------------------------------------------
  CORPORATE BONDS - 29.4%
--------------------------------------------------------------------------------
Chemicals -- 2.4%
 $8,500,000   Union Carbide Corp.,
               6.79% due 6/1/25                                     $ 9,110,555
                                                                    -----------
Drugs -- 1.9%
  7,000,000   Rhone Poulenc SA,
               6.75% due 10/15/99                                     7,173,110
                                                                    -----------
Financial-Banks -- 1.8%
  3,000,000   Key Corp,
               8.40% due 4/1/99                                       3,214,140
  3,000,000   PNC Bk. NA Pittsburgh
               7.875% due 4/15/05                                     3,309,060
                                                                    -----------
                                                                      6,523,200
                                                                    -----------
Financial-Other -- 2.3%
  8,000,000   Gen. Motors Accep. Corp.
               MTN, 7.375% due 6/9/99                                 8,392,960
                                                                    -----------
Machinery-Industrial Specialty -- 1.6%
 $6,000,000   McDermott, Inc. MTN,
               6.57% due 4/20/98                                      6,075,900
                                                                    -----------
Merchandising-Department Store -- 2.0%
  4,000,000   Sears Roebuck Acceptance Corp.
               6.56% due 9/5/00                                       4,099,920
  3,400,000   Wal Mart Stores, Inc.,
               8.75% due 12/29/06                                     3,524,168
                                                                    -----------
                                                                      7,624,088
                                                                    -----------
Merchandising-Special -- 1.1%
  4,000,000   Service Corp. International
               6.375% due 10/1/00                                     4,073,960
                                                                    -----------
Natural Gas-Diversified -- 3.0%
  6,000,000   Pacific Gas Co.,
               7.10% due 6/1/05                                       6,281,340
  4,000,000   Tenneco, Inc.,
               6.50% due 12/15/05                                     4,021,760
  1,000,000   Texas Eastern Corp.,
               8.50% due 2/10/97                                      1,027,850
                                                                    -----------
                                                                     11,330,950
                                                                    -----------
Paper and Forest Products -- 7.2%
  7,000,000   Alco Std. Corp.,
               6.75% due 12/1/25                                      6,974,940
  5,000,000   Boise Cascade Corp.,
               7.10% due 1/13/99                                      5,119,250
  3,000,000   Champion International,
               7.10% due 9/1/05                                       3,159,270
 11,500,000   Noranda First, Inc.,
               6.875% due 11/15/05                                   11,763,810
                                                                    -----------
                                                                     27,017,270
                                                                    -----------
Railroads -- 1.5%
  5,500,000   Burlington Northern Santa Fe,
               6.375% due 12/15/05                                    5,523,980
                                                                    -----------
Utilities-Electric -- 3.2%
  2,500,000   Consumers Power Co.,
               7.50% due 6/1/02                                       2,547,850
  5,000,000   Duquesne Light Co.,
               6.70% due 5/15/03                                      5,097,100
  4,500,000   Illinois Power Co.,
               5.625% due 4/15/00                                     4,448,970
                                                                    -----------
                                                                     12,093,920
                                                                    -----------

                       See notes to financial statements.
--------------------------------------------------------------------------------

---------------
 The Guardian
Bond Fund, Inc.
---------------
       3
---------------

--------------------------------------------------------------------------------
  The Guardian Bond Fund, Inc.
  ----------------------------

  SCHEDULE OF INVESTMENTS
  December 31, 1995

  Principal
   Amount                                                                 Value
--------------------------------------------------------------------------------


Yankee -- 1.4%
$ 5,000,000   Nova Scotia Prov CDA,
               7.25% due 7/27/13                                   $  5,239,950
                                                                   ------------

TOTAL CORPORATE BONDS
 (Cost $107,506,743)                                                110,179,843
                                                                   ------------

--------------------------------------------------------------------------------
  REPURCHASE AGREEMENT - 3.3%
--------------------------------------------------------------------------------
$12,433,000   State Street Bank & Trust
              repurchase agreement,
              dated 12/29/95, maturity
              value $12,440,736 at
              5.6% due 1/2/96 (collateralized by
              $11,665,000 U.S. Treasury Notes,
              7.125% due 2/29/00, market value
              $12,695,623)                                         $ 12,433,000
                                                                   ------------

TOTAL REPURCHASE AGREEMENT
 (Cost $12,433,000)                                                  12,433,000
                                                                   ------------
TOTAL INVESTMENTS -- 99.8%
 (Cost $364,678,628)                                                373,721,419

CASH, RECEIVABLES AND OTHER ASSETS
  LESS PAYABLES -- 0.2%                                                 740,162
                                                                    ------------

NET ASSETS-- 100.0%                                                $374,461,581
                                                                   =============

                            See notes to financial statements.


--------------------------------------------------------------------------------

                                                                ---------------
                                                                 The Guardian
                                                                Bond Fund, Inc.
                                                                ---------------
                                                                       3
                                                                ---------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES


ASSETS:
  Investments, at identified cost*                                 $364,678,628
                                                                   ============
  Investments, at market                                           $361,288,419
  Repurchase agreements                                              12,433,000
  TOTAL INVESTMENTS                                                 373,721,419

  Cash                                                                  149,558
  Receivable for fund shares sold                                       335,705
  Interest receivable                                                 3,824,111
                                                                   ------------
  TOTAL ASSETS                                                      378,030,793
                                                                   ------------


LIABILITIES:
  Payable for securities purchased                                    3,000,000
  Accrued expenses                                                       48,149
  Payable for fund shares redeemed                                       25,270
  Due to affiliates -- Note B                                           495,793
                                                                   ------------
  TOTAL LIABILITIES                                                   3,569,212
                                                                   ------------
    NET ASSETS                                                     $374,461,581
                                                                   ============

COMPONENTS OF NET ASSETS:
  Common Stock -- 30,566,383 shares
   and outstanding $.10 par value each
   (100,000,000 shares authorized)                                 $  3,056,638
  Paid-in capital                                                   365,837,772
  Undistributed net investment income                                   737,841
  Accumulated net realized loss on investments                       (4,213,461)
  Net unrealized appreciation of investments                          9,042,791
                                                                   ------------
      NET ASSETS                                                   $374,461,581
                                                                   ============

NET ASSET VALUE PER SHARE                                               $ 12.25
                                                                        =======

* Includes repurchase agreements.


STATEMENT OF OPERATIONS
Year Ended
December 31, 1995


Investment Income:

Income:
  Interest                                                          $23,919,375
    Less: Foreign Tax Withheld                                           12,848
                                                                    ------------
  Total Income                                                       23,906,527
                                                                    ------------
Expenses:
  Investment advisory fees -- Note B                                  1,713,103
  Custodian fees                                                         99,193
  Audit fees                                                             16,500
  Directors' fees -- Note B                                              10,000
  Registration fees                                                       7,833
  Printing expense                                                        5,500
  Insurance expense                                                       3,862
  Legal fees                                                              3,715
  Transfer agent fees                                                     3,300
  Other                                                                     721
                                                                    ------------
  Total Expenses                                                      1,863,727
                                                                   ------------
  Net Investment Income                                              22,042,800
                                                                   ------------

Realized and Unrealized Gain
  on Investments -- Note D
  Net realized gain on investments                                    9,664,616
  Net change in unrealized appreciation
   of investments                                                    23,262,625
                                                                    ------------
  Net Realized and Unrealized Gain
   on Investments                                                    32,927,241
                                                                    ------------
  Net Increase in Net Assets
   Resulting from Operations                                        $54,970,041
                                                                    ===========

                       See notes to financial statements.

--------------------------------------------------------------------------------

---------------
 The Guardian
Bond Fund, Inc.
---------------
       3
---------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

 STATEMENT OF CHANGES IN NET ASSETS

                                                                                                        Year                    Year
                                                                                                       Ended                   Ended
                                                                                                 December 31,           December 31,
                                                                                                        1995                    1994
                                                                                                 -----------             -----------
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
   Net investment income                                                                       $  22,042,800          $  18,398,624
   Net realized gain/(loss) on investments                                                         9,664,616            (13,787,259)
   Net change in unrealized appreciation/(depreciation) of investments                            23,262,625            (16,409,226)
                                                                                               -------------          -------------
     Net Increase/(Decrease) in Net Assets Resulting from Operations                              54,970,041            (11,797,861)
                                                                                               -------------          -------------

Distributions to Shareholders:
   Net investment income                                                                         (22,025,063)           (18,375,937)
   Net realized gain on investments                                                                     --               (1,613,357)
                                                                                               -------------          -------------
     Total Distributions to Shareholders                                                         (22,025,063)           (19,989,294)
                                                                                               -------------          -------------

From Capital Share Transactions:

   Net increase in net assets from capital share transactions -- Note E                           32,538,518                496,365
                                                                                               -------------          -------------
     Net Increase/(Decrease) in Net Assets                                                        65,483,496            (31,290,790)

Net Assets:
   Beginning of year                                                                             308,978,085            340,268,875
                                                                                               -------------          -------------
   End of year*                                                                                $ 374,461,581          $ 308,978,085
                                                                                               =============          =============

* Includes undistributed net investment income of:                                                  $737,841                $99,343



                     See notes to financial statements.

--------------------------------------------------------------------------------

                                                                ---------------
                                                                 The Guardian
                                                                Bond Fund, Inc.
                                                                ---------------
                                                                       3
                                                                ---------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated:


                                                                   Year Ended December 31,
                           --------------------------------------------------------------------------------------------------------
                             1995       1994       1993       1992       1991       1990       1989       1988       1987      1986
                             ----       ----       ----       ----       ----       ----       ----       ----       ----      ----
Net asset value, beginning
   of year ............    $11.08     $12.24     $12.26     $12.33     $11.56     $11.67     $11.16     $11.12     $12.41    $11.57
                           ------     ------     ------     ------     ------     ------     ------     ------     ------    ------

Income from investment
   operations
   Net investment
      income ..........      0.76       0.40       0.70       0.81       0.92       0.97       0.98       1.03       0.96      0.83
   Net realized and unre-
      alized gain/(loss)
      on investments ..      1.17      (0.82)      0.50       0.13       0.91      (0.11)      0.55       0.02      (0.92)     0.83
                           ------     ------     ------     ------     ------     ------     ------     ------     ------    ------

   Net increase/
      (decrease) from
      investment
      operations ......      1.93      (0.42)      1.20       0.94       1.83       0.86       1.53       1.05       0.04      1.66
                           ------     ------     ------     ------     ------     ------     ------     ------     ------    ------

Distributions to
   shareholders
   Distributions from net
      investment
      income ..........     (0.76)     (0.68)     (0.70)     (0.81)     (0.92)     (0.97)     (1.02)     (1.01)     (1.23)    (0.79)
   Distributions from net
      realized gain ...      --        (0.06)     (0.52)     (0.20)     (0.14)      --         --         --        (0.10)    (0.03)
                           ------     ------     ------     ------     ------     ------     ------     ------     ------    ------

Total distributions ...     (0.76)     (0.74)     (1.22)     (1.01)     (1.06)     (0.97)     (1.02)     (1.01)     (1.33)    (0.82)
                           ------     ------     ------     ------     ------     ------     ------     ------     ------    ------

Net asset value, end of
      year ............    $12.25     $11.08     $12.24     $12.26     $12.33     $11.56     $11.67     $11.16     $11.12    $12.41
                           ======      ======    ======     ======      ======    ======     ======     ======     ======     ======
Total return* .........     17.59%     (3.45)%     9.85%      7.70%     16.19%      7.57%     13.88%      9.70%       .32%    14.84%
                           ======      ======    ======     ======      ======    ======     ======     ======     ======     ======
Ratios/supplemental data:
   Net assets, end of
      year (000's
      omitted) ........  $374,462   $308,978   $340,269   $284,330   $222,299   $165,844   $147,753   $113,616   $103,846   $73,491
   Ratio of expenses to
      average net
      assets ..........      0.54%      0.54%      0.55%      0.56%      0.57%      0.58%      0.60%      0.61%      0.62%     0.69%
   Ratio of net invest-
      ment income to
      average net
      assets ..........      6.43%      5.69%      5.56%      6.70%      7.81%      8.53%      8.78%      8.97%      8.97%     9.10%
   Portfolio turnover
      ratio ...........       298%       311%       220%        57%        43%        39%       158%        24%        67%       55%


* Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.


                       See notes to financial statements.

--------------------------------------------------------------------------------

 ---------------
  The Guardian
 Bond Fund, Inc.
 ---------------
        3
 ---------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Board of Directors and Shareholders
The Guardian Bond Fund, Inc.

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Guardian Bond Fund, Inc. as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Guardian Bond Fund, Inc. at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.



                                   /s/ ERNST & YOUNG LLP



New York, New York
February 9, 1996


--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

---------------
 The Guardian
Cash Fund, Inc.
---------------
       4
---------------

--------------------------------------------------------------------------------
  The Guardian Cash Fund, Inc.
------------------------------

  SCHEDULE OF INVESTMENTS
  December 31, 1995

--------------------------------------------------------------------------------
  COMMERCIAL PAPER -- 93.5%
--------------------------------------------------------------------------------

    Principal
     Amount                                                           Value
--------------------------------------------------------------------------------
FINANCIAL -- 25.6%

Bank Holding Companies -- 12.8%
$15,200,000   Barclays U.S. Funding Corp.,
                5.76% due 1/11/96                                   $15,175,680
 15,200,000   Commerzbank US Fin. Corp.,
                5.76% due 1/5/96                                     15,190,272
 15,200,000   Republic N.Y. Corp.,
                2.72% due 1/9/96                                     15,180,679
                                                                    -----------
                                                                     45,546,631
                                                                    -----------
Financial-Others -- 12.8%
 15,200,000   Household Finance Corp.
                5.75% due 1/8/96                                     15,183,005
 15,200,000   National Rural Utils
                5.70% due 1/18/96                                    15,159,087
 15,200,000   USAA Capital Corp.,
                5.71% due 1/18/96                                    15,159,015
                                                                    -----------
                                                                     45,501,107
                                                                    -----------
            Total Financial                                          91,047,738
                                                                    -----------
INDUSTRIAL -- 67.9%

Automotive -- 8.5%
 15,200,000   Ford Motor Cr. Co.,
                5.75% due 1/17/96                                    15,161,155
 15,200,000   Toyota Motor Cr. Co.,
                5.73% due 1/17/96                                    15,161,291
                                                                    -----------
                                                                     30,322,446
                                                                    -----------
Conglomerates -- 4.2%
 15,200,000   GE Capital Corp.,
                5.70% due 1/19/96                                    15,156,680
                                                                    -----------
Drugs -- 4.3%
 15,200,000   Pfizer, Inc.,
                5.68% due 1/22/96                                    15,149,637
                                                                    -----------
Electronic Instruments -- 4.3%
 15,200,000   Siemens Corp.,
                5.68% due 1/10/96                                    15,178,416
                                                                    -----------
Food, Beverage and Tobacco -- 16.9%
 15,200,000   Cargill, Inc.,
                5.70% due 1/19/96                                    15,156,680
 15,200,000   Heinz H.J.,
                5.68% due 1/12/96                                    15,173,619
 15,200,000   Nestle Capital Corp.,
                5.68% due 1/24/96                                    15,144,842
 15,200,000   PepsiCo, Inc.,
                5.73% due 1/26/96                                    15,139,517
                                                                    -----------
                                                                     60,614,658
                                                                    -----------
Insurance -- 4.2%
 15,200,000   American Gen. Fin. Corp.,
                5.79% due 1/29/96                                    15,131,549
                                                                    -----------
Machinery-Industrial Specialty -- 4.3%
 15,200,000   John Deere Cap. Corp.,
                5.73% due 1/16/96                                    15,163,710
                                                                    -----------
Oil-Integrated-Domestic -- 4.2%
 15,200,000   Chevron Oil Fin. Co.,
                5.76% due 1/25/96                                    15,141,632
                                                                    -----------
Oil-Integrated-International -- 4.3%
 15,200,000   Texaco, Inc.,
                5.95% due 1/2/96                                     15,197,488
                                                                    -----------
Telecommunications -- 12.7%
 15,200,000   Bell Atlantic Fin'l. Svcs.,
                5.75% due 1/12/96                                    15,173,294
 15,200,000   Bell South Telecomm.
                Inc., 5.67% due 2/5/96                               15,116,210
 15,200,000   GTE North, Inc.,
                5.67% due 2/9/96                                     15,106,634
                                                                    -----------
                                                                     45,396,138
                                                                    -----------
              Total Industrial                                      242,452,354
                                                                    -----------
TOTAL COMMERCIAL PAPER
 (Cost $333,500,092)                                                333,500,092
                                                                    -----------

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                 ---------------
                                                                  The Guardian
                                                                 Cash Fund, Inc.
                                                                 ---------------
                                                                       4
                                                                 ---------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Repurchase Agreement -- 6.5%
--------------------------------------------------------------------------------

    Principal
     Amount                                                           Value
--------------------------------------------------------------------------------
$23,256,000   State Street Bank & Trust
              repurchase agreement, dated
              12/29/95, maturity value
              $23,270,470, at 5.6%, due
              1/2/96 (collateralized by
              $21,815,000 U.S. Treasury
              Notes, 7.125% due 2/29/00,
              market value $23,744,291)                            $ 23,256,000
                                                                   ------------
TOTAL REPURCHASE AGREEMENT
 (Cost $23,256,000)                                                  23,256,000
                                                                   ------------
TOTAL INVESTMENTS -- 100.0%
 (Cost $356,756,092)                                                356,756,092
                                                                   ------------
CASH, RECEIVABLES AND OTHER
 ASSETS LESS PAYABLES -- 0.0%                                            63,997
                                                                   ------------
NET ASSETS -- 100.0%                                               $356,820,089
                                                                   ============

                       See notes to financial statements.

--------------------------------------------------------------------------------

---------------
 The Guardian
Cash Fund, Inc.
---------------
       4
---------------

--------------------------------------------------------------------------------
  The Guardian Cash Fund, Inc.
---------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1995


ASSETS:
  Investments, at identified cost*                                 $356,756,092
                                                                   ============
  Investments, at market                                           $333,500,092
  Repurchase agreements                                              23,256,000
                                                                   ------------
  TOTAL INVESTMENTS                                                 356,756,092

  Cash                                                                      170
  Receivable for fund shares sold                                     1,326,852
  Interest receivable                                                    10,853
                                                                   ------------
  TOTAL ASSETS                                                      358,093,967
                                                                   ============
LIABILITIES:
  Payable for fund shares redeemed                                      743,888
  Accrued expenses                                                       30,609
  Due to affiliates -- Note B                                           499,381
                                                                   ------------
  TOTAL LIABILITIES                                                   1,273,878
                                                                   ------------
    NET ASSETS                                                     $356,820,089
                                                                   ============
COMPONENTS OF NET ASSETS:
 Common Stock --  35,682,009 shares
   outstanding $.10 par value each
   (100,000,000 shares authorized)                                 $  3,568,201
 Paid-in capital                                                    353,251,888
                                                                   ------------
    NET ASSETS                                                     $356,820,089
                                                                   ============
NET ASSET VALUE PER SHARE                                          $      10.00
                                                                   ============

* Includes repurchase agreements.


STATEMENT OF OPERATIONS
Year Ended
December 31, 1995

INVESTMENT INCOME:
Income:
  Interest                                                         $ 21,709,819
                                                                   ------------
Expenses:
  Investment advisory fees -- Note B                                  1,833,520
  Custodian fees                                                         82,726
  Audit fees                                                             16,500
  Directors' fees -- Note B                                              10,000
  Printing expense                                                        5,500
  Insurance expense                                                       4,915
  Legal fees                                                              3,715
  Transfer agent fees                                                     3,300
  Registration fees                                                       1,167
  Other                                                                     721
                                                                   ------------
  Total Expenses                                                      1,962,064
                                                                   ------------

  Net Investment Income, Representing
    Net Increase in Net Assets Resulting
    from Operations                                                $ 19,747,755
                                                                   ============

                        See notes to financial statements

--------------------------------------------------------------------------------

                                                                 ---------------
                                                                  The Guardian
                                                                 Cash Fund, Inc.
                                                                 ---------------
                                                                       4
                                                                 ---------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                     Year             Year
                                                                    Ended            Ended
                                                             December 31,     December 31,
                                                                     1995             1994
                                                            -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
   Net investment income                                    $  19,747,755    $  13,907,542
                                                            -------------    -------------
     Net Increase in Net Assets Resulting from Operations      19,747,755       13,907,542
                                                            -------------    -------------
 Distributions to Shareholders:
   Net investment income                                      (19,747,755)     (13,907,542)
                                                            -------------    -------------
From Capital Share Transactions:
   Net increase/(decrease) in net assets from
     capital share transactions -- Note E                     (30,165,747)      76,187,548
                                                            -------------    -------------
   Net Increase/(Decrease) in Net Assets                      (30,165,747)      76,187,548
 Net Assets:
   Beginning of year                                          386,985,836      310,798,288
                                                            -------------    -------------
   End of year                                              $ 356,820,089    $ 386,985,836
                                                            =============    =============

                        See notes to financial statements

--------------------------------------------------------------------------------

---------------
 The Guardian
Cash Fund, Inc.
---------------
       4
---------------

--------------------------------------------------------------------------------
  The Guardian Cash Fund, Inc.
------------------------------

  FINANCIAL HIGHLIGHTS
  Selected data for a share of capital stock outstanding throughout the years indicated:

                                                                  Year Ended December 31,
                        -----------------------------------------------------------------------------------------------------------
                          1995       1994       1993       1992       1991       1990       1989       1988       1987       1986
                        --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net asset value,
   beginning
   of year ..........     $10.00     $10.00     $10.00     $10.00     $10.00     $10.00     $10.00     $10.00     $10.00     $10.00
                        --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Income from invest-
   ment operations
Net investment
   income ...........       0.54       0.38       0.26       0.35       0.54       0.77       0.87       0.72       0.63       0.62
                        --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Distributions to
Shareholders
Dividends from net
investment income ...      (0.54)     (0.38)     (0.26)     (0.35)     (0.54)     (0.77)     (0.87)     (0.72)     (0.63)     (0.62)
                        --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net asset value, end of
   year .............     $10.00     $10.00     $10.00     $10.00     $10.00     $10.00     $10.00     $10.00     $10.00     $10.00
                        ========   ========   ========   ========   ========   ========   ========   ========   ========   ========

Total return* .......       5.52%      3.82%      2.64%      3.21%      5.59%      7.95%      8.70%      7.20%      6.30%      6.20%
                        ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of
  year (000's
  omitted) ..........   $356,820   $386,986   $310,798   $318,879   $331,677   $331,600   $262,865   $228,310   $164,326    $87,403
Ratio of expenses
  to average net
  assets ............       0.54%      0.54%      0.54%      0.54%      0.55%      0.56%      0.56%      0.58%      0.61%      0.61%
Ratio of net invest-
  ment income to
  average net
  assets ............       5.39%      3.81%      2.61%      3.17%      5.44%      7.67%      8.67%      7.17%      6.27%      6.14%


* Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.


                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                 ---------------
                                                                  The Guardian
                                                                 Cash Fund, Inc.
                                                                 ---------------
                                                                       4
                                                                 ---------------

--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Board of Directors and Shareholders
The Guardian Cash Fund, Inc.

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Guardian Cash Fund, Inc. as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Guardian Cash Fund, Inc. at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.


                                                       ERNST & YOUNG LLP


New York, New York
February 9, 1996

--------------------------------------------------------------------------------

------------------
   The Guardian
Stock, Bond & Cash
------------------
         4
------------------

--------------------------------------------------------------------------------
  The Guardian Stock Fund, The Guardian Bond Fund, Inc.
  The Guardian Cash Fund
-------------------------------------------------------

  COMBINED NOTES TO FINANCIAL STATEMENTS
  December 31, 1995

--------------------------------------------------------------------------------
  Note A -- Organization and Accounting Policies
--------------------------------------------------------------------------------

     The Guardian Stock Fund, Inc. (GSF), The Guardian Bond Fund, Inc. (GBF) and The Guardian Cash Fund, Inc. (GCF) (collectively, the Funds and individually, a
Fund), are each incorporated in the state of Maryland and are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (1940 Act). Each Fund sold 10,000 of its shares to The Guardian Insurance & Annuity Company, Inc. (GIAC) for $100,000 in order to facilitate the commencement of its operations. Such shares were subsequently deposited in The Guardian Separate Account A, a separate account of GIAC which is registered as a unit investment trust under the 1940 Act. Shares of the Funds are only sold to certain separate accounts of GIAC. The Funds are available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). Significant accounting policies of the Funds are as follows:

Investments

     Investments in GSF and GBF are carried at value. Securities listed on national securities exchanges are valued based upon closing prices on these exchanges. Securities traded in the over-the-counter market and listed securities for which there have been no trades for the day are valued at the mean of the bid and asked prices.

     Certain debt securities may be valued each business day by an independent pricing service (Service) approved by the Board of Directors. Debt securities for which quoted bid prices, in the judgment of the Service, are readily available and representative of the bid side of the market, are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

     Securities for which market quotations are not readily available, including certain mortgage-backed securities and restricted securities, are valued by using methods that each Fund's Board of Directors, in good faith, believes will accurately reflect their fair value.

     The valuation of securities held by GCF is based upon their amortized cost which approximates market value, in accordance with Rule 2a-7 under the 1940 Act. Amortized cost valuations do not take into account unrealized gains and losses.

   Investment securities transactions are recorded on the date of purchase or sale. Repurchase agreements are carried at cost, which approximates value (see Note C).

     Net realized gain or loss on sales of investments is determined on the basis of identified cost. Interest income, including amortization of premium and discount, is recorded when earned. Dividends are recorded on the ex-dividend date.

Federal Income Taxes

     Each Fund qualifies and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code of 1986, as amended (Code), and as such will not be subject to federal income tax on investment income (including any realized capital gains) which is

--------------------------------------------------------------------------------

                                                              ------------------
                                                                 The Guardian
                                                              Stock, Bond & Cash
                                                              ------------------
                                                                      4
                                                              ------------------

--------------------------------------------------------------------------------

  COMBINED NOTES TO FINANCIAL STATEMENTS
  December 31, 1995

distributed to its shareholders in accordance with the applicable provisions of the Code. Therefore, no federal income tax provision is required.

   At December 31, 1995, for federal income tax purposes, The Guardian Bond Fund, Inc. had a net capital loss carryforward of $4,213,461, which expires in 2002.

Reclassifications of Capital Accounts

   During the year ended December 31, 1995, GSF and GBF reclassified amounts to paid-in capital from undistributed net investment income and accumulated net realized gain/(loss) on investments. Increases (decreases) to the various capital accounts were as follows:

                                                               Accumulated net
             Paid-in           Undistributed net            realized gain/(loss)
             Capital           investment income               on investments
             -------           -----------------               --------------

GSF        $(227,630)                  --                        $227,630
GBF           (6,367)               $620,761                     (614,394)

Dividend Distributions

     GSF and GBF intend to  distribute  each year,  as dividends or capital gain distributions, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the applicable Fund at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the policy of GSF and GBF is to distribute net investment income approximately every six months and net capital gains annually. This policy is, however, subject to change at any time by each Fund's Board of Directors.

     GCF earns interest on its investments daily and distributes all of its net investment income, increased or decreased by realized gains or losses, each day GCF is open for business. Earnings for Saturdays, Sundays and holidays are paid as a dividend on the next business day.

     All dividends and distributions are credited in the form of additional shares of GCF at net asset value on the payable date.

--------------------------------------------------------------------------------
  Note B -- Investment Advisory Agreements
            and Payments to Related Parties
--------------------------------------------------------------------------------

     Each Fund has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly owned subsidiary of GIAC. GISC receives a management fee from each Fund computed at the rate of .50% of the daily average net assets during the fiscal year, payable quarterly. If total expenses of any Fund (excluding taxes, interest and brokerage commissions, but including the investment advisory fee) exceeds 1% per annum of the average daily net assets of the Fund, GISC has agreed to assume any such expenses. None of the Funds exceeded this limit during the year ended December 31, 1995.

     No compensation is paid by any of the Funds to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of a Fund. Each director not deemed an "interested person" is paid an annual fee of $500 by each Fund, and $350 for attendance at each meeting of each Fund. The aggregate remuneration paid by each Fund to its disinterested directors was $10,000 for the year ended December 31, 1995.

--------------------------------------------------------------------------------
  Note C -- Repurchase Agreements
--------------------------------------------------------------------------------

     Collateral  underlying  repurchase agreements takes the form of either cash

--------------------------------------------------------------------------------

------------------
   The Guardian
Stock, Bond & Cash
------------------
         4
------------------

--------------------------------------------------------------------------------
  The Guardian Stock Fund, The Guardian Bond Fund, Inc.
  The Guardian Cash Fund
-------------------------------------------------------

  COMBINED NOTES TO FINANCIAL STATEMENTS
  December 31, 1995

or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. Each Fund's Board of Directors has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Fund. Repurchase agreements of more than one week's duration (or investments in any other securities which are deemed to be not readily marketable by the staff of the Securities and Exchange Commission) are not permitted if more than 10% of a Fund's net assets would be so invested.

--------------------------------------------------------------------------------
  Note D -- Investment Transactions
--------------------------------------------------------------------------------

     Purchases and proceeds from sales of securities (excluding short-term securities) were as follows:

                                                                              Year Ended December 31, 1995
                                                                          -----------------------------------
                                                                                GSF                  GBF
                                                                                ---                  ---
Purchases
   Stocks and debt obligations ......................................     $1,111,298,609         $ 77,232,669
   U.S. Government and government agency obligations ................                 --          951,375,416
Proceeds
   Stocks and debt obligations ......................................     $  951,576,851         $158,381,463
   U.S. Government and government agency obligations ................         17,000,000          791,476,220

     The cost of investments owned at December 31, 1995 for federal income tax purposes was $1,267,180,692, $364,678,628 and $356,756,092 for GSF, GBF and GCF,
respectively. The gross unrealized appreciation and depreciation at December 31, 1995 for GSF and GBF were as follows:

                                                                                GSF                  GBF
                                                                                ---                  ---
   Gross Appreciation                                                     $  363,377,611          $ 9,634,509
   Gross Depreciation                                                        (15,730,442)            (591,718)
                                                                          --------------          -----------
     Net Unrealized Appreciation                                          $  347,647,169          $ 9,042,791
                                                                          ==============          ===========

--------------------------------------------------------------------------------

                                                              ------------------
                                                                 The Guardian
                                                              Stock, Bond & Cash
                                                              ------------------
                                                                      4
                                                              ------------------

--------------------------------------------------------------------------------

  COMBINED NOTES TO FINANCIAL STATEMENTS
  December 31, 1995

--------------------------------------------------------------------------------
   Note E -- Transactions in Capital Stock
--------------------------------------------------------------------------------

                                                                                 The Guardian Stock Fund, Inc.
                                                                  Year Ended December 31,               Year Ended December 31,
                                                                          1995                                  1994
                                                            --------------------------------       --------------------------------
                                                               Shares              Amount             Shares              Amount
                                                            ------------       -------------       ------------       -------------
Shares sold ..........................................         9,643,546        $313,867,818         10,511,824        $299,351,838
Shares issued through reinvestment of
  dividends from net investment income and
  net realized gain on sales of investments ..........         2,609,964          90,100,478          1,661,572          45,909,555
                                                            ------------       -------------       ------------       -------------
                                                              12,253,510         403,968,296         12,173,396         345,261,393
Less shares repurchased ..............................        (3,748,523)       (121,123,785)        (4,131,682)       (117,077,466)
                                                            ------------       -------------       ------------       -------------
   NET INCREASE ......................................         8,504,987        $282,844,511          8,041,714        $228,183,927
                                                            ============       =============       ============       =============

                                                                                 The Guardian Bond Fund, Inc.
                                                                  Year Ended December 31,               Year Ended December 31,
                                                                          1995                                  1994
                                                            --------------------------------       --------------------------------
                                                               Shares              Amount             Shares              Amount
                                                            ------------       -------------       ------------       -------------
Shares sold ..........................................         5,626,400         $67,253,610          4,878,473         $57,770,327
Shares issued through reinvestment of
  dividends from net investment income and
  net realized gain on sales of investments ..........         1,809,816          22,025,063          1,769,521          19,989,294
                                                            ------------       -------------       ------------       -------------
                                                               7,436,216          89,278,673          6,647,994          77,759,621
Less shares repurchased ..............................        (4,756,442)        (56,740,155)        (6,559,394)        (77,263,256)
                                                            ------------       -------------       ------------       -------------
   NET INCREASE ......................................         2,679,774         $32,538,518             88,600            $496,365
                                                            ============       =============       ============       =============

                                                                                  The Guardian Cash Fund, Inc.
                                                                  Year Ended December 31,               Year Ended December 31,
                                                                          1995                                  1994
                                                            --------------------------------       --------------------------------
                                                               Shares              Amount             Shares              Amount
                                                            ------------       -------------       ------------       -------------
Shares sold ..........................................        23,010,954        $230,109,542         28,157,184        $281,571,841
Shares issued through reinvestment of
  dividends from net investment income and
  net realized gain on sales of investments ..........         1,974,775          19,747,755          1,390,754          13,907,542
                                                            ------------       -------------       ------------       -------------
                                                              24,985,729         249,857,297         29,547,938         295,479,383
Less shares repurchased ..............................       (28,002,304)       (280,023,044)       (21,929,183)       (219,291,835)
                                                            ------------       -------------       ------------       -------------
   NET INCREASE (DECREASE) ...........................        (3,016,575)       $(30,165,747)         7,618,755         $76,187,548
                                                            ============       =============       ============       =============

--------------------------------------------------------------------------------
  Note F -- Line of Credit
--------------------------------------------------------------------------------

     A $20,000,000 line of credit available to each of the Fund and the other Guardian related Funds has been established with Morgan Guaranty Trust Company. The rate of interest charged on any borrowings is based upon the prevailing Federal Funds rate at the time of the loan plus .25% calculated on a 360 day basis per annum. For the year ended December 31, 1995, none of the Funds borrowed against this line of credit.

--------------------------------------------------------------------------------

---------------
Gabelli Capital
  Asset Fund
---------------
       5
---------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
----------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1995

--------------------------------------------------------------------------------
COMMON STOCKS -- 76.7%
--------------------------------------------------------------------------------
   Shares                                                                 Value
--------------------------------------------------------------------------------

Aerospace -- 1.5%
    5,000  Boeing Co.                                              $    391,875
                                                                   ------------

Automotive -- 0.8%
    2,000  Ford Motor Company                                            58,000
    3,000  General Motors Corporation                                   158,625
                                                                   ------------
                                                                        216,625
                                                                   ------------

Automotive: Parts and Accessories -- 2.8%
   15,000  GenCorp Inc.                                                 183,750
   11,500  Handy & Harman                                               189,750
   12,000  Wynn's International, Inc.                                   355,500
                                                                   ------------
                                                                        729,000
                                                                   ------------

Aviation: Parts and Services -- 2.7%
    2,000  AAR Corp.                                                     44,000
    2,000  Curtiss-Wright Corporation                                   107,500
    6,000  Hi-Shear Industries Inc. +                                    43,500
    4,000  Moog, Inc., Class A +                                         69,000
   10,000  Precision Castparts Corp.                                    397,500
    3,000  Rohr Inc. +                                                   43,125
                                                                   ------------
                                                                        704,625
                                                                   ------------

Broadcasting -- 10.9%
   20,000  Ackerley Communications Inc.                                 305,000
    2,000  BHC Communications, Inc., Class A                            189,000
    4,000  Capital Cities/ABC, Inc.                                     493,500
    5,000  Chris-Craft Industries, Inc.                                 216,250
   10,000  Liberty Corporation                                          337,500
    7,500  Multi-Market Radio Inc., Class A +                            76,875
    8,950  Outlet Communications, Inc., Class A +                       422,888
    6,000  United Television, Inc.                                      541,500
   17,000  Westinghouse Electric Corp.                                  280,500
                                                                   ------------
                                                                      2,863,013
                                                                   ------------

Cable --  12.1%
    5,600  BET Holdings, Inc., Class A +                                128,100
   20,500  Cablevision Systems Corporation, Class A +                 1,112,125
   33,100  International Family Entertainment, Inc., Class B +          542,012
   13,000  Media General, Inc., Class A                                 394,875
    3,000  Tele-Communications, Inc., Class A +                          59,625
   13,000  Tele-Communications, Inc./Liberty
            Media Group, Class A +                                      349,375
    2,000  Tele-Communications International, Inc.,
            Class A +                                                    45,500
   12,000  United International Holdings, Inc.,
            Class A +                                                   177,000
   20,000  US WEST Media Group +                                        385,000
                                                                   ------------
                                                                      3,193,612
                                                                   ------------

Consumer Products -- 4.0%
    6,500  American Brands, Inc.                                        290,062
    5,000  Culbro Corporation +                                         245,625
    2,000  Eastman Kodak Company                                        134,000
    2,500  General Electric Company                                     180,000
    5,000  Kerr Group, Inc. +                                            50,000
    4,000  National Presto Industries Inc.                              159,000
                                                                   ------------
                                                                      1,058,687
                                                                   ------------

Diversified Industrial -- 1.0%
    2,500  Minnesota Mining and Manufacturing
            Company                                                     165,625
    4,000  Thomas Industries Inc.                                        94,000
                                                                   ------------
                                                                        259,625
                                                                   ------------

Electric Equipment -- 1.5%
    8,000  Honeywell Inc.                                               389,000
                                                                   ------------

Entertainment -- 3.3%
    5,000  GC Companies, Inc. +                                         167,500
   15,000  Time Warner Inc.                                             568,125
    3,000  Viacom Inc., Class A +                                       137,625
                                                                   ------------
                                                                        873,250
                                                                   ------------

Financial Services -- 6.8%
    6,000  American Express Company                                     248,250
   16,000  GEICO Corporation                                          1,118,000
    3,000  H&R Block Inc.                                               121,500
    6,000  Midland Company                                              294,750
                                                                   ------------
                                                                      1,782,500
                                                                   ------------

Food and Beverage -- 4.4%
   14,742  Bruno's, Inc. +                                              154,791
    8,000  Celestial Seasonings, Inc. +                                 150,000
   15,000  Quaker Oats Company                                          517,500
    4,000  Seagram Company Ltd.                                         138,500
    2,000  Tootsie Roll Industries, Inc.                                 79,250
    2,000  Wrigley, (Wm.) Jr. Company                                   105,000
                                                                   ------------
                                                                      1,145,041
                                                                   ------------


                        See notes to financial statements.

--------------------------------------------------------------------------------

                                                                 ---------------
                                                                 Gabelli Capital
                                                                   Asset Fund
                                                                 ---------------
                                                                        5
                                                                 ---------------

--------------------------------------------------------------------------------
   Shares                                                                 Value
--------------------------------------------------------------------------------

Health Care -- 1.4%
    7,000  Genentech Inc. +                                        $    371,000
                                                                   ------------

Hotels/Casinos -- 1.9%
    9,000  Aztar Corporation +                                           72,000
    6,000  Hilton Hotels Corporation                                    369,000
    2,000  Mirage Resorts, Incorporated +                                69,000
                                                                   ------------
                                                                        510,000
                                                                   ------------

Industrial Equipment and Supplies -- 6.3%
   15,000  AMETEK, Inc.                                                 281,250
    5,000  Crane Co.                                                    184,375
    2,500  CTS Corporation                                               94,375
    1,000  Franklin Electric Company                                     33,000
    8,000  Ingersoll Rand Co.                                           281,000
   10,000  Navistar International Corporation +                         105,000
    1,500  Pittway Corporation                                           99,563
   16,000  Sequa Corporation, Class A +                                 488,000
   10,000  TransPro Inc.                                                106,250
                                                                   ------------
                                                                      1,672,813
                                                                   ------------

Metals and Mining -- 3.5%
   33,500  Magma Copper Company +                                       933,813
                                                                   ------------

Oil and Gas Equipment/Services -- 0.2%
    4,500  RPC Inc. +                                                    41,062
                                                                   ------------

Publishing -- 5.1%
    8,000  Houghton Mifflin Company                                     344,000
   10,000  Meredith Corporation                                         418,750
    8,000  Pulitzer Publishing                                          382,000
    8,000  Thomas Nelson Inc.                                           104,000
   11,000  Western Publishing Group, Inc. +                              86,625
                                                                   ------------
                                                                      1,335,375
                                                                   ------------

Specialty Chemical -- 1.2%
   14,000  Ferro Corporation                                            325,500
                                                                   ------------

Telecommunications -- 2.0%
   13,100  Pacific Telecom, Inc.                                        393,000
    4,000  US WEST Communications Group                                 143,000
                                                                   ------------
                                                                        536,000
                                                                   ------------

Wireless Communications -- 3.3%
   10,000  Cellular Communications, Inc., Class A +                     497,500
   12,000  Centennial Cellular Corp., Class A +                         205,500
    4,500  Telephone and Data Systems, Inc.                             177,750
                                                                   ------------
                                                                        880,750
                                                                   ------------
TOTAL COMMON STOCK
 (Cost $19,360,212)                                                  20,213,166
                                                                   ------------

--------------------------------------------------------------------------------
PREFERRED STOCKS -- 0.4%
--------------------------------------------------------------------------------
Cable -- 0.2%
    1,500  Cablevision Systems Corporation,
            Series I, 8.500%, Conv. Pfd.                                 40,875
                                                                   ------------

Industrial Equipment and Supplies -- 0.2%
    1,000  Sequa Corporation, $5.00, Conv. Pfd.                          58,000
                                                                   ------------
TOTAL PREFERRED STOCKS
 (Cost $100,675)                                                         98,875
                                                                   ------------

--------------------------------------------------------------------------------
U.S. TREASURY BILLS -- 23.9%
--------------------------------------------------------------------------------
  Principal
   Amount
--------------------------------------------------------------------------------
$6,308,000 4.84% to 5.33%++ due
            01/04/1996-02/08/1996                                     6,288,495
                                                                   ------------
TOTAL U.S. TREASURY BILLS
 (Cost $6,288,495)                                                    6,288,495
                                                                   ------------

--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.8%
--------------------------------------------------------------------------------
  228,000  Agreement with State Street Bank and
            Trust Company, 5.00% dated
            12/29/1995, to be repurchased at
            $228,127 on 01/02/1996, collateralized
            by $210,000 U.S. Treasury Bonds,
            8.00% due 08/15/1999
            (value $234,664)                                            228,000
                                                                   ------------
TOTAL REPURCHASE AGREEMENT
 (Cost $228,000)                                                        228,000
                                                                   ------------


                        See notes to financial statements.

--------------------------------------------------------------------------------

---------------
Gabelli Capital
  Asset Fund
---------------
       5
---------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
----------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1995


                                                                          Value
--------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 101.8%
 (Cost $25,977,382) (a)                                            $ 26,828,536
                                                                   ------------

OTHER ASSETS AND LIABILITIES (Net)-(1.8)%                              (464,594)
                                                                   ------------

--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                               $ 26,363,942
                                                                   ============
--------------------------------------------------------------------------------

(a) Aggregate cost for Federal tax purposes was $25,993,437. Net unrealized appreciation for Federal tax purposes was $835,099 (gross unrealized appreciation was $1,144,947 and gross unrealized depreciation was $309,848).

 +   Non-income producing security

++   Represents annualized yield at date of purchase (unaudited).


                        See notes to financial statements.

--------------------------------------------------------------------------------

                                                                 ---------------
                                                                 Gabelli Capital
                                                                    Asset Fund
                                                                 ---------------
                                                                        5
                                                                 ---------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1995


Assets:
  Investments, at value
   (Cost $25,977,382)                                              $ 26,828,536
  Cash                                                                      857
  Receivable for investments sold                                        66,448
  Dividends and interest receivable                                      15,964
  Receivable from Manager                                                14,377
  Unamortized organization costs                                         86,576
                                                                   ------------
    Total Assets                                                     27,012,758
                                                                   ------------
Liabilities:
  Payable for investments purchased                                     475,825
  Organization costs payable                                             99,905
  Management fee payable                                                 22,578
  Accrued Directors' fees                                                 3,500
  Accrued expenses and other payables                                    47,008
                                                                   ------------
    Total Liabilities                                                   648,816
                                                                   ------------
  Net assets applicable to 2,463,338 shares of
   common stock outstanding                                        $ 26,363,942
                                                                   ============

NET ASSETS consist of:
  Shares of common stock at par value                              $      2,463
  Additional paid-in capital                                         25,525,869
  Distributions in excess of net realized
   gain on investments                                                  (16,055)
  Undistributed net investment income                                       511
  Net unrealized appreciation of investments                            851,154
                                                                   ------------
    Total Net Assets                                               $ 26,363,942
                                                                   ============

Net Asset Value, offering and redemption
price per share ($26,363,942 4 2,463,338
shares outstanding; 500,000,000 shares
authorized of $0.001 par value)                                    $      10.70
                                                                   ============

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the Period Ended December 31, 1995*


Investment Income:
  Interest income                                                  $    179,568
  Dividend income (net of foreign
    withholding taxes of $135)                                           84,468
                                                                   ------------
    Total Investment Income                                             264,036
                                                                   ------------

Expenses:
  Management fee                                                        104,276
  Legal and audit fees                                                   41,000
  Directors' fees                                                        15,885
  Amortization of organization costs                                     13,424
  Custodian fees                                                         10,370
  Registration and filing fees                                            9,517
  Transfer agent fees                                                     5,223
  Other                                                                     745
                                                                   ------------
Total expenses before expenses assumed
  by Manager and Adviser                                                200,440
                                                                   ------------
  Expenses assumed by Manager and Adviser                               (14,377)
                                                                   ------------
    Total Expenses -- Net                                               186,063
                                                                   ------------
Net Investment Income                                                    77,973
                                                                   ------------

Net Realized and Unrealized Gain on
 Investments:
  Net realized gain on investments sold                                 234,480
  Net unrealized appreciation of investments
   during the period                                                    851,154
                                                                   ------------
Net realized and unrealized gain on investments                       1,085,634
                                                                   ------------
Net increase in net assets resulting from
 operations                                                        $  1,163,607
                                                                   ============

---------
*The Fund commenced operations on May 1, 1995.


                        See notes to financial statements.

--------------------------------------------------------------------------------

---------------
Gabelli Capital
  Asset Fund
---------------
       5
---------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS



                                                                       Period
                                                                        Ended
                                                                       12/31/95*
                                                                   ------------

Net investment income                                              $     77,973
Net realized gain on investments                                        234,480
Net unrealized appreciation of investments                              851,154
                                                                   ------------
Net increase in net assets resulting from operations                  1,163,607
Distribution to shareholders from:
   Net investment income                                                (77,462)
   Net realized gain on investments                                    (234,480)
   Distributions in excess of net realized gain
    on investments                                                      (16,055)
Net increase in net assets from Fund share
 transactions                                                        25,428,332
                                                                   ------------

Net increase in net assets                                           26,263,942

NET ASSETS:
Beginning of period                                                     100,000
                                                                   ------------

End of period (including undistributed net
 investment income of $511)                                        $ 26,363,942
                                                                   ============

--------
*The Fund commenced operations on May 1, 1995.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Per share amounts for a Fund share outstanding throughout the period.

                                                                      Period
                                                                       Ended
                                                                      12/31/95*
                                                                  ------------
Operating performance:
Net asset value, beginning of period                                   $ 10.00
                                                                       -------
Net investment income (a)                                                 0.03
Net realized and unrealized gain on investments                           0.80
                                                                       -------
Total from investment operations                                          0.83
                                                                       -------
Distributions to shareholders from:
   Net investment income                                                 (0.03)
   Net realized gains                                                    (0.09)
   Distributions in excess of net realized gains                         (0.01)
                                                                       -------
Total Distributions                                                      (0.13)
                                                                       -------
Net asset value, end of period                                         $ 10.70
                                                                       =======
Total return**                                                             8.4%
                                                                       =======


Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                   $26,364
Ratio of net investment income to average
 net assets                                                               0.75%+

Ratio of operating expenses to average
 net assets (b)                                                           1.78%+

Portfolio turnover rate                                                   81.4%

------------

 *   The Fund commenced operations on May 1, 1995.

** Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.

 +   Annualized.

(a) Net investment income before expenses assumed by the Manager and Adviser for the period ended December 31, 1995 was $0.03.

(b) Operating expense ratio before expenses assumed by the Manager and Adviser for the period ended December 31, 1995 was 1.92%.


                        See notes to financial statements

--------------------------------------------------------------------------------

                                                                 ---------------
                                                                 Gabelli Capital
                                                                    Asset Fund
                                                                 ---------------
                                                                        5
                                                                 ---------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
Gabelli Capital Asset Fund
(a series of Gabelli Capital Series Funds, Inc.)

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gabelli Capital Asset Fund (a series of Gabelli Capital Series Funds, Inc.) as of December 31, 1995, and the related statements of operations and changes in net assets, and the financial highlights from May 1, 1995 (commencement of operations) through December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gabelli Capital Asset Fund at December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the period from May 1, 1995 to December 31, 1995, in conformity with generally accepted accounting principles.


                             /S/ Ernst & Young LLP

New York, New York
February 7, 1996






--------------------------------------------------------------------------------

---------------
Gabelli Capital
  Asset Fund
---------------
       5
---------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
----------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1995

-------------------------------------
1. -- Significant Accounting Policies
-------------------------------------

     Gabelli Capital Asset Fund (the "Fund"), a series of Gabelli Capital Series Funds, Inc. (the "Company"), was organized on April 8, 1993 as a Maryland corporation. The Company is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") whose primary objective is growth of capital. Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. The Fund commenced operations on May 1, 1995. On April 26, 1995, the Fund sold a total of 10,000 shares of common stock to Guardian Insurance & Annuity Company, Inc. and proceeds to the Fund amounted to $100,000. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.

     Portfolio securities which are traded only on a nationally recognized securities exchange or are quoted on NASDAQ are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the mean between closing bid and asked prices. Other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked price. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at fair value, as determined in good faith by or under the direction of the Board of Directors of the Company. Short-term investments that mature in more than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in that security. Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.

Repurchase Agreements.

     The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Securities Transactions and Investment Income.

     Securities transactions are accounted for on the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and discount) is recorded as earned.

Dividends and Distributions to Shareholders.

     Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which

--------------------------------------------------------------------------------

                                                                 ---------------
                                                                 Gabelli Capital
                                                                   Asset Fund
                                                                 ---------------
                                                                        5
                                                                 ---------------

--------------------------------------------------------------------------------



may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Provision for Income Taxes.

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Deferred Organization Expenses.

     A total of $100,000 was incurred in connection with the organization of the Fund. These costs were advanced by the Guardian Insurance & Annuity Company and will be reimbursed by the Fund after the sooner of one year or when the Fund reaches $50 million. These costs were deferred and are being amortized on a straight-line basis over a period of 60 months from the date the Fund commenced investment operations.

----------------------------------------
2. -- Agreements with Affiliated Parties
----------------------------------------
     Pursuant to a management agreement (the "Management Agreement"), provides that the Fund will pay the Guardian Investor Services Corporation (the "Manager") a fee, computed daily and paid monthly, at the annual rate of 1.00 percent of the value of the Fund's average daily net assets. Pursuant to an Investment Advisory Agreement among the Fund, the Manager and the Adviser, the Adviser, under the supervision of the Company's Board of Directors and the
Manager, manages the Fund's assets in accordance with the Fund's investment objectives and policies, makes investment decisions for the Fund, places purchase and sale orders on behalf of the Fund, provides investment research and provides facilities and personnel required for the Fund's administrative needs. The Adviser may delegate its administrative role and currently has done so to First Data Investor Services Group, Inc., the Fund's sub-administrator (the "Sub-Administrator"). The Adviser will supervise the performance of administrative and professional services provided by others and pays the compensation of the Sub-Administrator and all officers and directors of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Manager pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.75 percent of the value of the Fund's average daily net assets. During the period ended December 31, 1995, the Manager and Adviser assumed certain expenses of the Fund in the amount of $14,377.

---------------------------
3. -- Portfolio Securities
---------------------------
     Cost of purchases and proceeds from sales of investment securities for the period ended December 31, 1995, excluding U.S. government and short-term investments, aggregated $27,936,333 and $8,712,282 respectively.

----------------------------------
4. -- Transactions with Affiliates
----------------------------------
     During the period ended December 31, 1995, the Fund paid brokerage commissions of $4,045 to Gabelli & Company, Inc. and its affiliates.

----------------------------
5. -- Shares of Common Stock
----------------------------
     Common stock transactions were as follows:

                                                          Period Ended
                                                            12/31/95*
                                                          ------------
                                                      Shares           Amount
                                                    ---------       -----------
Sold                                                2,907,580       $30,237,331
Shares issued upon re- investment of dividends         30,769           327,997
Redeemed                                             (485,011)       (5,136,996)
                                                    ---------       -----------
Net increase                                        2,453,338       $25,428,332
                                                    ---------       -----------

*  The Fund commenced operations on May 1, 1995.


--------------------------------------------------------------------------------

------------------
  Baillie Gifford
International Fund
------------------
        6
------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

  SCHEDULE OF INVESTMENTS
  December 31, 1995

--------------------------------------------------------------------------------
  COMMON STOCKS -- 94.0%
--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------

ARGENTINA -- 0.4%
 Oil and Gas -- 0.2%
   140,500    Perez Companc SA*                                    $    744,501
 Real Estate -- 0.2%
   220,500    Comercial De Plata*                                       584,208
                                                                   ------------
                                                                      1,328,709
                                                                   ------------

AUSTRIA -- 0.4%
 Business Services -- 0.4%
    17,470    Flughafen Wien AG*                                      1,178,707
                                                                   ------------

AUSTRALIA -- 4.4%
 Banks -- 0.6%
   437,000    Australia + NZ Bank Group                               2,049,554
 Business Services -- 0.5%
   114,000    Brambles Industries Ltd.                                1,605,470
 Forest Products -- 0.5%
   215,929    Amcor Limited                                           1,524,696
 Metals -- 0.6%
   278,000    Western Mining Corp. Ltd.                               1,785,283
 Petroleum Services -- 1.1%
   249,288    Broken Hill Property                                    3,520,494
 Real Estate -- 0.6%
   122,808    Lend Lease Corp.                                        1,779,958
 Retail Trade -- 0.5%
   714,608    Woolworths Ltd.                                         1,720,923
                                                                   ------------
                                                                     13,986,378
                                                                   ------------

BELGIUM -- 1.5%
 Banks -- 1.2%
    11,050    Generale De Banque                                      3,829,766
 Metals -- 0.3%
    13,000    Union Miniere*                                            870,200
                                                                   ------------
                                                                      4,699,966
                                                                   ------------

BRAZIL -- 0.9%
 Broadcasting -- 0.5%
    36,000    Telecomunicados Brasileiras                             1,705,500
 Other -- 0.4%
    54,567    Companhia Energetica De Minas                           1,214,116
                                                                   ------------
                                                                      2,919,616
                                                                   ------------

CHILE -- 0.5%
 Electric Utilities -- 0.5%
    50,000    Enersis SA                                              1,425,000
                                                                   ------------

CZECHOSLOVAKIA -- 0.3%
 Electric Utilities -- 0.3%
    25,000    Cez (Cesk En Zavody)*                                     903,773
                                                                   ------------

DENMARK -- 0.5%
 Telephone -- 0.5%
    30,750    Tele Danmark AS                                         1,678,027
                                                                   ------------

FRANCE -- 4.7%
 Banks -- 0.6%
    14,890    Societe Generale                                        1,839,585
 Conglomerates -- 0.6%
    10,700    BIC                                                     1,088,136
     4,090    CGIP                                                      808,479
 Construction Materials -- 0.3%
    13,300    Poliet                                                  1,080,404
 Containers -- 0.4%
    12,100    Cie De St Gobain                                        1,319,461
 Leisure Products -- 0.4%
    16,866    Club Mediterranee*                                      1,346,662
 Oil-Integrated -- 1.0%
    41,000    Societe Elf Aquitaine                                   3,020,788
 Retail Trade -- 1.4%
    12,820    Castorama Dubois                                        2,099,579
     7,200    Comptoirs Modernes*                                     2,337,758
                                                                   ------------
                                                                     14,940,852
                                                                   ------------

GERMANY -- 5.9%
 Air Travel -- 0.9%
    19,850    Lufthansa AG                                            2,732,921
 Automobiles -- 0.9%
     8,880    Volkswagen AG                                           2,968,873
 Banks -- 0.8%
    56,550    Deutsche Bank AG                                        2,679,473
 Building Construction -- 0.2%
    18,856    Kampa Haus AG                                             755,817
 Chemicals -- 2.1%
    12,350    BASF AG                                                 2,750,662
    13,910    Hoechst AG                                              3,772,039
 Drugs and Health Care -- 0.4%
     2,280    GEHE AG                                                 1,147,351
 Industrial Machinery -- 0.6%
     7,260    Man AG                                                  1,963,667
                                                                   ------------
                                                                     18,770,803
                                                                   ------------


*Non-income producing securities.             See notes to financial statements.

--------------------------------------------------------------------------------

                                                              ------------------
                                                                Baillie Gifford
                                                              International Fund
                                                              ------------------
                                                                      6
                                                              ------------------

--------------------------------------------------------------------------------

   Shares                                                              Value
--------------------------------------------------------------------------------

HONG KONG -- 5.6%
 Banks -- 0.7%
   244,000    Hang Seng Bank                                       $  2,185,192
 Conglomerates -- 1.2%
   355,000    Hutchison Whampoa                                       2,162,367
   192,000    Swire Pacific                                           1,489,816
 Publishing -- 0.8%
   761,000    Citic Pacific Ltd.                                      2,603,097
 Real Estate -- 2.0%
   403,000    Cheung Kong Hldgs.                                      2,454,743
   831,220    Hong Kong Land Holding                                  1,537,757
   288,000    Sun Hung Kai Properties                                 2,355,771
 Telephone -- 0.9%
 1,602,400    Hong Kong Telecommunications                            2,859,763
                                                                   ------------
                                                                     17,648,506
                                                                   ------------

HUNGARY -- 0.2%
 Chemicals -- 0.2%
    35,000    Richter Gedeon Veg                                        672,000
                                                                   ------------

IRELAND -- 0.3%
 Construction Materials -- 0.3%
   143,000    CRH                                                     1,076,049
                                                                   ------------

ITALY -- 2.8%
 Automobiles -- 0.9%
   872,300    Fiat Spa                                                2,834,203
 Conglomerates -- 0.2%
   387,000    Fidis*                                                    742,017
 Insurance -- 0.4%
   208,000    RAS                                                     1,128,753
 Telephone -- 1.3%
 2,435,000    Telecom Italia                                          4,017,363
                                                                   ------------
                                                                      8,722,336
                                                                   ------------

JAPAN -- 33.4%
 Automobiles -- 1.6%
   287,000    Calsonic Corp.                                          2,106,983
   272,000    Suzuki Motor Corp.                                      3,029,540
 Banks -- 1.8%
   275,000    Sanwa Bank                                              5,593,220
 Business Services -- 2.3%
   361,000    Kamigumi Co.                                            3,464,901
    54,000    Secom Co.                                               3,755,157
 Construction and Mining Equipment -- 1.3%
   169,000    Nishimatsu Construction*                                1,980,533
    67,000    Tostem Corp.                                            2,225,763
 Drugs and Health Care -- 1.1%
    88,000    Sankyo Co.                                              1,977,337
    66,000    Santen Pharmaceutical Co.                               1,495,787
 Electrical Equipment -- 1.1%
   354,000    Hitachi Corp.                                           3,565,714
 Electronics -- 4.8%
   144,000    Aiwa Co.                                                3,375,109
    55,000    Kyocera Corp.                                           4,085,714
    98,000    Murata Manufacturing Co.                                3,606,780
    74,000    Rohm Co.                                                4,178,402
 Financial Services -- 1.3%
   100,000    Japan Securities Finance                                1,433,414
    57,400    Promise Co.                                             2,762,983
 Homebuilders -- 0.8%
   185,000    Sekisui House                                           2,365,133
 Industrial Machinery -- 2.7%
   760,000    Mitsubishi Heavy Ind.                                   6,057,918
   360,000    NSK*                                                    2,615,012
 Insurance -- 1.0%
   232,000    Tokio Marine & Fire                                     3,033,414
 Investment Company -- 1.4%
   205,000    Nomura Securities                                       4,467,312
 Leisure Products -- 0.8%
    16,500    Toho Co.                                                2,636,804
 Photography -- 2.4%
   222,000    Canon, Inc.                                             4,020,726
   129,000    Fuji Photo Film Co.                                     3,723,196
 Real Estate -- 1.2%
   300,000    Mitsubishi Estate                                       3,748,184
 Retail Grocery -- 0.7%
    32,000    Seven Eleven Japan                                      2,256,271
 Retail Trade -- 2.2%
    57,000    Ito Yokado Co.                                          3,511,090
   171,000    Marui Co.                                               3,560,775
 Steel -- 1.8%
   275,000    Hitachi Metals                                          3,435,835
   700,000    Sumitomo Metal Ind.*                                    2,122,034
 Telecommunications -- 1.6%
       646    DDICorp.                                                5,005,327


See notes to financial statements.             *Non-income producing securities.

--------------------------------------------------------------------------------

------------------
  Baillie Gifford
International Fund
------------------
        6
------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

   Shares                                                              Value
--------------------------------------------------------------------------------
 Tires and Rubber -- 1.5%
   291,000    Bridgestone Corp.                                    $  4,622,179
                                                                   ------------
                                                                    105,818,547
                                                                   ------------

MALAYSIA -- 2.6%
 Conglomerates -- 0.7%
 1,537,000    Renong Berhad                                           2,275,513
 Leisure Products -- 0.9%
   528,000    Resorts World Berhad                                    2,827,421
 Telephone -- 1.0%
   400,000    Telekom Malaysia                                        3,118,479
                                                                   ------------
                                                                      8,221,413
                                                                   ------------

MEXICO -- 0.7%
 Food and Beverages -- 0.4%
    44,500    Pan American Beverage, Inc.                             1,424,000
 Telephone -- 0.3%
    29,500    Telefonos de Mexico SA                                    940,312
                                                                   ------------
                                                                      2,364,312
                                                                   ------------

NETHERLANDS -- 2.6%
 Apparel and Textile -- 0.5%
    46,300    Gucci Group NV*                                         1,745,591
 Banks -- 0.9%
    60,000    ABN Amro Holdings NV                                    2,733,221
 Household Appliances -- 0.3%
    24,280    Philips Electronic N                                      877,572
 Publishing -- 0.9%
    21,800    Ver Ned Uitgevers                                       2,992,796
                                                                   ------------
                                                                      8,349,180
                                                                   ------------

NEW ZEALAND -- 0.7%
 Telephone -- 0.7%
   515,000    Telecom Corp. of N.Z.                                   2,222,150
                                                                   ------------

POLAND -- 0.2%
 Electric Utilities -- 0.2%
   235,000    Elektrim                                                  795,883
                                                                   ------------

SINGAPORE -- 2.8%
 Air Travel -- 0.5%
   166,000    Singapore Airlines                                      1,549,099
 Banks -- 0.6%
   151,333    Overseas Chinese Bank                                   1,893,669
 Food and Beverage -- 0.6%
   139,000    Fraser & Neave*                                         1,768,823
 Industrial Machinery -- 0.6%
   215,000    Keppel Corp.*                                           1,915,164
 Publishing -- 0.5%
    96,000    Singapore Press HD                                      1,696,713
                                                                   ------------
                                                                      8,823,468
                                                                   ------------

SPAIN -- 1.5%
 Banks -- 1.0%
    65,000    Banco Santander SA                                      3,263,397
 Construction Material -- 0.5%
    73,600    Continente Cent Co.*                                    1,662,523
                                                                   ------------
                                                                      4,925,920
                                                                   ------------

SWEDEN -- 2.0%
 Business Services -- 0.8%
    53,500    Securitas AB                                            2,538,142
 Construction and Mining Equipment -- 1.2%
   135,000    Atlas Copco AB                                          2,033,224
    40,000    Incentive AB                                            1,747,067
                                                                   ------------
                                                                      6,318,433
                                                                   ------------
SWITZERLAND -- 5.0%
 Business Services -- 0.3%
     1,000    Danzas Holding                                          1,109,666
 Chemicals -- 1.4%
     4,940    Ciba Geigy AG*                                          4,346,857
 Drugs and Healthcare -- 1.5%
     5,280    Sandoz AG                                               4,833,706
 Industrial Machinery -- 0.3%
       645    Bobst AG                                                1,006,502
 Insurance -- 1.5%
     6,580    Winterthur                                              4,654,772
                                                                   ------------
                                                                     15,951,503
                                                                   ------------

TAIWAN -- 0.1%
 Building Construction -- 0.1%
    50,000    China Development*                                        147,506
                                                                   ------------

UNITED KINGDOM -- 14.0%
 Banks -- 0.5%
   164,500    National Westminster Bank PLC                           1,656,752
 Building Construction -- 0.2%
   120,000    Fine Arts Development                                     764,094


*Non-income producing securities.             See notes to financial statements.

--------------------------------------------------------------------------------

                                                              ------------------
                                                                Baillie Gifford
                                                              International Fund
                                                              ------------------
                                                                      6
                                                              ------------------

--------------------------------------------------------------------------------

   Shares                                                              Value
--------------------------------------------------------------------------------

 Business Services -- 0.9%
   130,000    Associated British Ports                             $    583,476
   223,000    BAA                                                     1,686,613
    60,000    De La Rue                                                 606,616
 Chemicals -- 0.3%
   420,000    Allied Colloids                                           867,526
 Conglomerates -- 2.7%
   522,658    BTR                                                     2,621,018
   351,000    Grand Metropolitan*                                     2,526,611
   472,000    Hanson                                                  1,407,423
    75,000    Hays                                                      437,956
   134,000    Siebe                                                   1,651,328
 Construction and Mining Equipment -- 0.2%
   170,000    Weir Group                                                555,754
 Drugs and Healthcare -- 1.0%
   214,000    Glaxo Wellcome                                          3,041,000
 Electric Utilities -- 0.6%
   203,000    National Power                                          1,417,122
    37,800    Yorkshire Electric Group                                  392,148
 Electronics -- 0.7%
   220,000    Electrocomponents                                       1,228,296
    28,599    National Grid Group*                                       88,386
   340,000    Rotork                                                    897,655
 Food, Beverage and Tobacco -- 1.6%
   190,000    Devro International                                       749,495
   226,000    Guinness                                                1,661,920
   140,000    Highland Distilleries                                     704,457
   270,000    Iceland Group                                             628,980
   128,000    Reckitt & Colman                                        1,416,369
 Household Products -- 0.1%
   220,000    Life Sciences International                               304,084
 Insurance -- 1.3%
   147,000    Abbey National                                          1,451,965
    70,000    Britannic Assurance                                       834,912
   274,000    Prudential Corp.                                        1,763,830
 Leisure Products -- 0.8%
   189,000    Granada Group                                           1,893,229
    80,000    Vendome Lux Group SA                                      729,306
 Newspaper -- 0.2%
   250,000    Mirror Group PLC                                          683,336
 Oil International --1.1%
   399,000    British Petroleum                                       3,330,680
 Retail-Grocery -- 0.5%
   271,000    Sainsbury (J)                                           1,651,926
 Retail Trade -- 0.5%
   206,000    Marks & Spencer                                         1,439,664
 Telephone -- 0.5%
   477,000    Vodafone Group                                          1,711,244
 Transportation -- 0.3%
   400,000    Firstbus*                                                 944,246
                                                                   ------------
                                                                     44,329,417
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $267,198,540)                                               298,218,454
                                                                   ------------

--------------------------------------------------------------------------------
  CONVERTIBLE BONDS -- 0.9%
--------------------------------------------------------------------------------

 Principal
    Amount                                                             Value
--------------------------------------------------------------------------------
$2,400,000 MBL Int't Finance Exch. Gtd Notes,
 3.00% due 11/30/02                                                $  2,776,560
                                                                   ------------
TOTAL CONVERTIBLE BONDS
  (Cost $2,400,000)                                                   2,776,560
                                                                   ------------

--------------------------------------------------------------------------------
  REPURCHASE AGREEMENT -- 2.6%
--------------------------------------------------------------------------------
 Principal
    Amount                                                             Value
--------------------------------------------------------------------------------
$8,385,000    State Street Bank & Trust repurchase
              agreement, dated 12/30/95, maturity
              value $8,389,658 at 5.00%
              due 1/2/96 (collateralized by
              $8,360,000 U.S. Treasury Notes,
              6.875% due 10/31/96, market value
              $8,464,500)                                          $  8,385,000
                                                                   ------------

TOTAL REPURCHASE AGREEMENT
  (Cost $8,385,000)                                                   8,385,000
                                                                   ------------
TOTAL INVESTMENTS -- 97.5%
  (Cost $277,983,540)                                               309,380,014
CASH, RECEIVABLES AND OTHER
   ASSETS LESS PAYABLES -- 2.5%                                       7,906,856
                                                                   ============
NET ASSETS -- 100.0%                                               $317,286,870
                                                                   ------------

See notes to financial statements.             *Non-income producing securities.

--------------------------------------------------------------------------------

------------------
  Baillie Gifford
International Fund
------------------
        6
------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1995


ASSETS:
  Investments, at identified cost*                                 $277,983,540
                                                                   ============
  Investments, at market                                           $300,995,014
  Repurchase agreements                                               8,385,000
                                                                   ------------
     TOTAL INVESTMENTS                                              309,380,014

  Cash                                                                  277,130
  Foreign currency (Cost $7,150,439)                                  7,150,049
  Unrealized appreciation on open forward
     foreign currency contract                                          578,884
  Dividends receivable                                                  348,475
  Receivable for fund shares sold                                       324,877
  Interest receivable                                                     9,694
  Deferred organization expenses -- Note 6                                  815
  Foreign tax receivable                                                498,412
                                                                   ------------
     TOTAL ASSETS                                                   318,568,350
                                                                   ------------

LIABILITIES:
  Payable for fund shares redeemed                                      404,771
  Accrued expenses                                                      100,268
  Foreign tax withholding                                                45,359
  Due to affiliates-- Note 2                                            731,082
                                                                   ------------
     TOTAL LIABILITIES                                                1,281,480
                                                                   ------------
     NET ASSETS                                                    $317,286,870
                                                                   ============

COMPONENTS OF NET ASSETS
  Capital stock -- $0.10 par value
     (1,000,000,000 shares authorized)                             $  2,064,763
  Paid-in capital                                                   281,174,015
  Overdistribution of net investment income                            (263,641)
  Accumulated net realized gain on investments
     and foreign currency related transactions                        2,309,525
  Net unrealized appreciation of investments
     and translation of assets and liabilities in
     foreign currencies                                              32,002,208
                                                                   ------------
NET ASSETS                                                         $317,286,870
                                                                   ------------
Shares outstanding -- $0.10 par value                                20,647,629
                                                                   ------------
NET ASSET VALUE PER SHARE                                          $      15.37
                                                                   ============

* Includes repurchase agreements.


  STATEMENT OF OPERATIONS
  Year Ended
  December 31, 1995


INVESTMENT INCOME
Income:
   Dividends                                                         $ 6,702,906
   Interest                                                              393,119
                                                                     -----------
                                                                       7,096,025
 Less: Foreign tax withheld                                            1,161,925
                                                                     -----------
 Total Income                                                          5,934,100
                                                                     -----------
Expenses:
   Investment advisory fees -- Note 2                                  2,430,879
   Custodian fees                                                        516,076
   Audit fees                                                             20,000
   Deferred organization expense -- Note 6                                 7,822
   Directors' fees -- Note 2                                               7,500
   Printing expense                                                        5,500
   Legal fees                                                              3,715
   Insurance expense                                                       3,511
   Transfer agent fees                                                     3,300
   Registration fees                                                         263
   Other                                                                     721
                                                                     -----------
   Total Expenses                                                      2,999,287
                                                                     -----------
Net Investment Income                                                  2,934,813
                                                                     -----------
Realized and Unrealized Gain/(Loss) On
 Investments and Currencies -- Note 4
  Net realized gain on investments -- Note 1                           6,468,824
  Net realized gain on foreign currency
    related transactions-- Note 1                                     11,452,412
  Net change in unrealized appreciation of
    investments -- Note 4                                             10,747,852
  Net change in unrealized appreciation from
    translation of assets and liabilities in
    foreign currencies -- Note 4                                         894,781
                                                                     -----------
  Investments and Foreign Currencies                                  29,563,869
                                                                     -----------
Net Increase in Net Assets
  Resulting from Operations                                          $32,498,682
                                                                     ===========

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                              ------------------
                                                                Baillie Gifford
                                                              International Fund
                                                              ------------------
                                                                      6
                                                              ------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                            Year Ended December 31,
                                                                                              1995             1994
                                                                                         -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
   Net investment income                                                                 $   2,934,813    $   2,880,417
   Net realized gain on investments and foreign currency related transactions               17,921,236        2,289,267
   Net change in unrealized appreciation/(depreciation) on investments and translation
     of assets and liabilities in foreign currencies                                        11,642,633       (6,484,115)
                                                                                         -------------    -------------
     Net Increase/(Decrease) in Net Assets Resulting from Operations                        32,498,682       (1,314,431)
                                                                                         -------------    -------------
Distributions to Shareholders:
   Dividends from net investment income                                                     (2,934,813)      (2,504,843)
   Dividends in excess of net investment income                                             (2,291,355)              --
   Net realized gains from investments                                                     (13,499,965)              --
                                                                                         -------------    -------------
     Total Distribution to Shareholders                                                    (18,726,133)      (2,504,843)
                                                                                         -------------    -------------
From Transaction in Shares:
   Increase in net assets from capital share transactions -- Note F                            464,452      120,074,014
                                                                                         -------------    -------------
     Net Increase in Net Assets                                                             14,237,001      116,254,740

Net Assets:
   Beginning of year                                                                       303,049,869      186,795,129
                                                                                         -------------    -------------
   End of year*                                                                          $ 317,286,870    $ 303,049,869
                                                                                         =============    =============


* Includes (overdistributed)/undistributed net investment income of:                     $    (263,641)   $     250,232


                       See notes to financial statements.

--------------------------------------------------------------------------------

------------------
  Baillie Gifford
International Fund
------------------
        6
------------------

--------------------------------------------------------------------------------
  Baillie Gifford International Fund
------------------------------------

  FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                                                         February 8,
                                                                                                         1991** to
                                                                       Year Ended December 31,          December 31,
                                                                1995       1994       1993       1992       1991
                                                               ---------------------------------------     ------
Net asset value, beginning of period                           $14.69     $14.69     $11.16     $12.37     $10.00
                                                               ------     ------     ------     ------     ------
     Income from Investment Operations
     Net investment income                                       0.16       0.15       0.23       0.09       0.04
     Net realized and unrealized gain/(loss) on investments
        and translation of assets and liabilities in foreign
        currencies                                               1.49      (0.02)      3.54      (1.20)      2.52
                                                               ------     ------     ------     ------     ------
     Net increase/(decrease) from investment operations          1.65       0.13       3.77      (1.11)      2.56
                                                               ------     ------     ------     ------     ------
     Distributions to Shareholders
     Dividends from net investment income                       (0.15)     (0.13)     (0.24)     (0.10)     (0.04)
     Distributions in excess of net investment income           (0.12)                   --         --         --
     Distributions from net realized gain on investments and
        foreign currency related transactions                   (0.70)        --         --         --      (0.15)
                                                               ------     ------     ------     ------     ------
     Total distributions                                        (0.97)     (0.13)     (0.24)     (0.10)     (0.19)
                                                               ------     ------     ------     ------     ------
Net asset value, end of period                                 $15.37     $14.69     $14.69     $11.16     $12.37
                                                               ======     ======     ======     ======     ======

Total return+                                                   11.23%      0.87%     34.04%     (8.90%)     8.56%
                                                               ======     ======     ======     ======     ======
Ratios/supplemental data:
Net assets, end of period (000's omitted)                    $317,287   $303,050   $186,795    $55,175    $36,012
     Ratio of expenses to average net assets                     0.99%      1.03%      1.11%      1.26%      1.67%*
     Ratio of net investment income to average net assets        0.97%      1.11%      1.75%      0.88%      0.61%*
     Portfolio turnover ratio                                      52%        27%        18%        44%        14%

------------------------------
 *  Ratios are annualized.
**  Commencement of operations.
 + Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                              ------------------
                                                                Baillie Gifford
                                                              International Fund
                                                              ------------------
                                                                      6
                                                              ------------------

--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Board of Directors and Shareholders
GBG Funds, Inc.

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Baillie Gifford International Fund (one of the portfolios of GBG Funds, Inc.) as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Baillie Gifford International Fund at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                             /S/ ERNST & YOUNG LLP



New York, New York
February 9, 1996

--------------------------------------------------------------------------------

----------------
Baillie Gifford
Emerging Markets
----------------
       7
----------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1995


--------------------------------------------------------------------------------
COMMON STOCKS -- 85.0%
--------------------------------------------------------------------------------
   Shares                                                                 Value
--------------------------------------------------------------------------------

ARGENTINA -- 9.7%
 Automotive -- 0.4%
      26,400  Ciadea SA*                                           $    137,252
 Banks -- 1.3%
      11,845  Banco Frances Del Rio La Plata                            318,334
      17,250  BCO Frances Rio PL                                        152,632
 Conglomerates -- 0.9%
      22,800  Dycasa                                                     75,225
      12,588  Dycasa Dragados SA*                                        41,532
      51,000  Juan Minetti                                              168,266
 Electric Utilities -- 1.2%
      11,400  Capex SA                                                  165,300
       7,900  Central Costanera SA+                                     245,888
 Industrial Machinery -- 0.4%
       7,800  Quilmes Industrial                                        121,680
 Oil and Gas -- 1.6%
      71,740  Perez Companc SA                                          555,359
 Oil Transport -- 1.7%
      45,000  Transportadora De Gas Del Sur                             579,375
 Real Estate -- 1.1%
      73,800  Comercial De Plata*                                       195,531
       7,716  IRSA Inversiones Y Represent                              196,758
 Telecommunications -- 0.5%
      13,850  Telecom Argentina                                          65,359
       2,150  Telecom Argentina Stet France A                           102,394
 Telephone -- 0.6%
       8,000  Telefonica De Argentina                                   218,000
                                                                    -----------
                                                                      3,338,885
                                                                    -----------

AUSTRIA -- 0.4%
 Plastics -- 0.4%
      11,400  Pannonplast Muanya*                                       149,366
                                                                    -----------

BRAZIL -- 5.1%
 Broadcasting -- 2.1%
   5,900,000  Telebras                                                  228,231
      10,200  Telecomunicacoes Brasileiras                              483,225
 Electronics -- 0.5%
   9,000,000  Sider Nacional CIA                                        185,185
 Food, Beverage and Tobacco-- 0.6%
      50,000  Santista Alimentos                                         64,300
      26,000  Souza Cruz (Cia)                                          146,584
 Other -- 0.4%
       8,600  Companhia Brasilie*                                        90,300
       7,000  Usiminas USI SD MG                                         57,225
 Retail Trade -- 0.5%
   7,250,000  Lojas Americanas*                                         170,062
 Steel -- 0.4%
      15,300  Usinas Siderurgicas De Minas+                             124,360
 Telephone -- 0.6%
   1,335,000  Telesp Tel Sao Paolo                                      192,971
                                                                    -----------
                                                                      1,742,443
                                                                    -----------

CHILE -- 2.6%
 Electric Utilities -- 0.6%
       4,100  Empresa Nacional De Electricidad                           93,275
       4,200  Enersis SA                                                119,700
 Investment Companies -- 2.0%
       2,667  GT Chile Fund                                             108,014
      14,000  Genesis Chile Fund                                        567,000
                                                                   ------------
                                                                        887,989
                                                                   ------------

CHINA -- 0.8%
 Automobiles -- 0.2%
       6,500  Ek Chor China Motorcycle Co.                               75,563
 Containers and Glass -- 0.2%
      75,000  Yaohua Pilkington Glass Co.                                66,000
 Electrical Equipment -- 0.2%
     120,000  Shanghai Shangling                                         73,440
 Tires and Rubber -- 0.2%
       8,000  China Tire Holdings Ltd.                                   64,000
                                                                   ------------
                                                                        279,003
                                                                   ------------

COLOMBIA -- 1.2%
 Construction Materials -- 1.2%
      15,100  Cadenalco Gran Cad                                        188,750
      12,300  Cementos Diamante+                                        220,866
                                                                   ------------
                                                                        409,616
                                                                   ------------

CZECHOSLOVAKIA -- 3.5%
 Banks -- 0.6%
      11,400  Komercni Banka AS*                                        207,480
 Construction Materials -- 0.8%
       3,500  IPS Praha                                                 283,507
 Electric Utilities -- 0.4%
       3,800  Cez (Cesk En Zavody)*                                     137,373


See notes to financial statements.          *Non-income producing securities.
                                            +Section 144A restricted securities.

--------------------------------------------------------------------------------

                                                                ----------------
                                                                 Baillie Gifford
                                                                Emerging Markets
                                                                ----------------
                                                                        7
                                                                ----------------

--------------------------------------------------------------------------------


   Shares                                                                 Value
--------------------------------------------------------------------------------

 Food, Beverage and Tobacco-- 0.4%
       2,650  Praske Pivovary*                                     $    123,228
 Mining -- 0.3%
      25,200  Antofagasta Hldgs.                                        114,474
 Telecommunications Services-- 1.0%
       3,500  SPTTelecom AS*                                            330,758
                                                                   ------------
                                                                      1,196,820
                                                                   ------------

HONG KONG -- 14.7%
 Apparel and Textile -- 0.8%
     800,000  Esprit Asia                                               274,167
 Banks -- 0.8%
      19,000  HSBC Holdings                                             287,488
 Conglomerates -- 3.4%
     276,000  China Strategic Holdings Ltd.                             100,834
     130,000  Hutchison Whampoa                                         791,853
      36,000  Swire Pacific                                             279,340
 Construction and Mining Equipment -- 1.0%
   1,800,000  CNT Group Ltd.                                            107,081
     120,000  Varitronix Int'l.                                         222,696
 Electric Utilities -- 0.7%
      48,000  China Light and Power                                     220,989
 Financial-Services -- 0.9%
      35,000  Gudco Group*                                              168,833
     400,000  Sinocan Holdings                                          142,258
 Food and Beverage -- 0.9%
     800,000  Pokphand (CP) Co.                                         320,724
 Industrial Machinery -- 0.8%
     260,000  Chen Hsong Holdings                                       136,178
     500,000  Lung Kee (Bermuda)                                        137,407
 Leisure Products -- 0.5%
     150,000  Mandarin Oriental                                         181,500
 Publishing -- 0.4%
     410,000  Oriental Press Group                                      124,604
 Real Estate -- 2.7%
     160,000  Amoy Properties                                           159,328
     229,878  Hong Kong Land Holdings                                   425,274
      42,000  Sun Hung Kai Props.                                       343,550
 Telephone -- 1.6%
     304,800  Hong Kong Telecommunications                              543,969
 Transportation -- 0.2%
     143,000  China Merchant Shekou                                      51,781
                                                                   ------------
                                                                      5,019,854
                                                                   ------------

HUNGARY -- 2.1%
 Chemicals -- 0.5%
       9,000  Richter Gedeon Veg                                        172,800
 Food and Beverage -- 0.4%
       3,500  Pick Szeged RT+                                           133,210
 Lodging -- 0.6%
      21,600  Danubius Hotel                                            203,147
 Plastics -- 0.6%
       9,082  Zalakeramia                                               216,697
                                                                   ------------
                                                                        725,854
                                                                   ------------
INDIA -- 1.8%
 Automobiles -- 0.2%
       2,000  Bajaj Auto                                                 52,240
 Construction -- 0.3%
       5,500  Larsen & Toubro Ltd.                                      100,375
 Drugs and Healthcare -- 0.1%
      10,000  Core Health Care*                                          26,250
 Food, Beverage and Tobacco-- 0.2%
       8,000  ITC Ltd.                                                   70,960
 Industrial Machinery -- 0.1%
      23,000  NEPC Micon*                                                24,840
 Lodging -- 0.3%
       5,000  Indian Hotels Co (The)*                                    96,250
 Metals -- 0.2%
      12,000  Indian Aluminum                                            75,000
 Other -- 0.4%
      10,000  CESC*                                                      28,700
      20,000  Himachal Futuristi*                                       125,000
                                                                   ------------
                                                                        599,615
                                                                   ------------
INDONESIA -- 2.3%
 Banks -- 0.3%
      30,000  BK Int'l Indonesia                                         99,388
 Financial Services -- 0.6%
     200,000  BK Bira*                                                  194,621
 Food, Beverage and Tobacco-- 0.9%
      30,000  HM Sampoerna*                                             312,268
 Household Products -- 0.2%
       6,000  Unilever Indonesia                                         72,163
 Photography -- 0.3%
      20,000  Modern Photo Film                                         115,898
                                                                   ------------
                                                                        794,338
                                                                   ------------

*Non-income producing securities.             See notes to financial statements.

--------------------------------------------------------------------------------

----------------
Baillie Gifford
Emerging Markets
----------------
       7
----------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

SCHEDULE OF INVESTMENTS (continued)
December 31, 1995


--------------------------------------------------------------------------------
   Shares                                                                 Value
--------------------------------------------------------------------------------

KOREA -- 4.3%
 Electric Utilities -- 1.6%
      20,000  Korea Electric Power Corp.                           $    535,000
 Electrical and Electronics -- 1.1%
       6,000  Samsung Electric Co.*                                     360,000
          74  Samsung Electronic*                                         4,440
 Investment Company -- 1.2%
         100  Korea Europe Fund                                         425,000
 Steel -- 0.4%
       7,000  Pohang Iron & Steel Ltd.*                                 153,125
                                                                   ------------
                                                                      1,477,565
                                                                   ------------

MALAYSIA -- 6.5%
 Banks -- 0.6%
     100,000  Southern Bank Berhad*                                     190,574
 Conglomerates -- 1.1%
     250,000  Renong Berhad                                             370,122
 Containers and Glass -- 0.4%
      52,000  Kelang Container Terminal                                 132,063
 Food, Beverage and Tobacco -- 0.9%
     130,000  R.J. Reynolds Berhad                                      299,445
 Industrial Machinery -- 0.8%
      45,000  UTDEngineers Berhad                                       287,042
 Leisure Products -- 1.4%
      90,000  Resorts World Berhad                                      481,947
 Metals -- 0.5%
      50,000  Maruichi Malay Steel                                      186,046
 Mining -- 0.2%
      52,000  IJM Corp. Berhad                                           82,718
 Telephone -- 0.6%
      24,000  Telekom Malaysia                                          187,109
                                                                   ------------
                                                                      2,217,066
                                                                   ------------

MEXICO -- 3.6%
 Conglomerates -- 0.7%
      13,500  Alfa SA                                                   173,234
       5,000  DESC SA De CV*                                             71,250
 Financial Services -- 1.3%
      49,685  GPO Fin Banamex AC                                         83,019
       4,259  GPOFin Bancomer*+                                           1,104
     100,000  GPOFin Serfin*                                             51,847
      13,000  Grupo Carso SA De CV+                                     138,693
      30,500  Grupo Financiero Bancomer*                                171,800
 Food and Beverage -- 0.5%
       5,600  Pan American Beverage                                     179,200
 Retailing -- 0.2%
      50,000  Organiz Soriana                                            48,347
 Telephone -- 0.9%
       9,600  Telefonos De Mexico SA                                    306,000
                                                                   ------------
                                                                      1,224,494
                                                                   ------------

PERU -- 2.1%
 Building Materials -- 0.5%
      14,400  Cementos Lima                                             181,885
 Food and Beverage -- 0.3%
      53,578  Backus & Johnston                                          92,040
 Metals -- 0.5%
      53,245  Southern Peru Copper                                      186,621
 Telephone -- 0.8%
     123,569  CPT Telefonica Del Peru                                   264,676
                                                                   ------------
                                                                        725,222
                                                                   ------------

PHILIPPINES -- 1.8%
 Drugs and Health Care -- 1.2%
   2,250,000  Metro Pacific Corp.*                                      416,031
 Telephone -- 0.6%
       4,000  Philippine Long Distance Tel. Co.                         216,500
                                                                   ------------
                                                                        632,531
                                                                   ------------

POLAND -- 2.2%
 Bank -- 0.5%
      11,800  Bre BK Rozwoju Eks                                        179,477
 Construction Materials -- 0.4%
      10,700  Jelfa*                                                    123,253
 Drugs and Health Care -- 0.5%
      58,000  Polifarb Wroclaw                                          168,201
 Electric Utilities -- 0.4%
      40,000  Elektrim                                                  135,469
 Food, Beverage and Tobacco-- 0.4%
       2,225  Zywtec                                                    153,417
                                                                   ------------
                                                                        759,817
                                                                   ------------

PORTUGAL -- 0.5%
 Construction Materials -- 0.5%
       9,200  Cimpor Ciment Port*                                       152,375
                                                                   ------------


See notes to financial statements.          *Non-income producing securities.
                                            +Section 144A restricted securities.

--------------------------------------------------------------------------------

                                                                ----------------
                                                                 Baillie Gifford
                                                                Emerging Markets
                                                                ----------------
                                                                        7
                                                                ----------------

--------------------------------------------------------------------------------


   Shares                                                                 Value
--------------------------------------------------------------------------------

SINGAPORE -- 4.9%
 Air Travel -- 0.7%
      27,000  Singapore Airlines                                   $    251,962
 Automobiles -- 0.5%
      17,000  Cycle and Carriage                                        169,459
 Banks -- 0.7%
      18,000  Overseas Chinese Bank                                     225,239
 Construction Equipment -- 0.3%
      48,000  Clipsal Industries Ltd.                                   108,480
 Food and Beverage -- 0.6%
      16,000  Fraser & Neave                                            203,606
 Publishing -- 0.9%
      18,000  Singapore Press HD                                        318,134
 Real Estate -- 0.7%
      66,000  DBS Land                                                  223,033
 Retailer -- 0.5%
     105,000  Courts (Singapore)                                        160,339
                                                                   ------------
                                                                      1,660,252
                                                                   ------------
SOUTH AFRICA -- 8.8%
 Banks -- 0.8%
      31,000  First National Bank                                       284,872
 Brewing and Distilling -- 1.0%
       9,308  South Africa Brews                                        340,864
 Diversified Industrials -- 1.8%
      21,000  Barlow Ltd.                                               299,547
      40,000  Smith (C.G.)                                              307,228
 Gas Distribution -- 0.7%
      31,043  Sasol                                                     254,186
 Insurance -- 0.9%
       3,748  Liberty Holdings                                          313,576
 Mining -- 1.7%
      10,000  De Beers Centenary                                        303,113
      80,000  Gencor                                                    278,700
 Other Services -- 1.0%
       4,500  Nedcor*                                                   332,550
 Tobacco -- 0.9%
      31,000  Rembrandt Group                                           297,627
                                                                   ------------
                                                                      3,012,263
                                                                   ------------

TAIWAN -- 2.4%
 Building Construction -- 0.1%
      10,000  China Development*                                         29,501
 Other -- 0.6%
      78,000  ICBC                                                      202,954
 Plastics -- 0.6%
     130,000  Nan Ya Plastic*                                           197,237
 Ship Building -- 0.5%
     140,000  Yang Ming Marine*                                         163,155
 Steel -- 0.6%
     275,000  China Steel*                                              219,702
                                                                   ------------
                                                                        812,549
                                                                   ------------
THAILAND -- 3.7%
 Banks -- 1.2%
      18,000  Bangkok Bank                                              218,658
      20,000  Thai Farmers Bank                                         201,667
 Business Services -- 0.3%
      18,000  Matichon Public Co., Ltd.                                 107,900
 Construction Materials -- 0.7%
       4,000  Siam Cement Co.                                           221,675
 Food, Beverage and Tobacco-- 0.2%
      15,000  CP Feedmill Co.                                            73,243
 Financial Services -- 0.9%
      90,000  Ind. Fin. Thailand                                        305,478
 Publishing -- 0.4%
       8,000  Land and House                                            131,481
                                                                   ------------
                                                                      1,260,102
                                                                   ------------
TOTAL COMMON STOCKS
 (Cost $29,212,245)                                                  29,078,019
                                                                   ------------

--------------------------------------------------------------------------------
PREFERRED STOCKS -- 7.1%
--------------------------------------------------------------------------------

   Shares                                                                 Value
--------------------------------------------------------------------------------

  29,700,696  BCO Bradesco SA                                      $    259,728
         640  Bardella SA Ind.                                           52,675
     700,000  Brahma (Cia Cerveja)                                      288,073
  17,155,000  Cemig CIA Energ MG                                        379,457
   4,400,000  CESP CIA Energ SP                                         128,062
   8,400,000  Ceval Alimentos SA                                         95,926
     370,000  Cim Port Itau (CIA)                                        88,313
      97,000  Confab                                                     38,920
     570,000  Coteminas (Cia Tec)                                       190,586
   1,400,000  Duratex SA                                                 48,683


*Non-income producing securities.             See notes to financial statements.

--------------------------------------------------------------------------------

----------------
Baillie Gifford
Emerging Markets
----------------
       7
----------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

SCHEDULE OF INVESTMENTS (continued)
December 31, 1995


--------------------------------------------------------------------------------
   Shares                                                                 Value
--------------------------------------------------------------------------------
   1,170,000  Electrobras (CENTR)                                  $    316,574
     236,000  Multibras Eletrodo                                        174,815
   3,150,000  Petrol Brasileiros                                        268,949
   7,200,000  Sider Tubarao                                             117,259
                                                                    -----------
TOTAL PREFERRED STOCKS
 (Cost $3,022,328)                                                    2,448,020
                                                                    -----------

--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.6%
--------------------------------------------------------------------------------

 Principal
 Amount                                                                   Value
--------------------------------------------------------------------------------
  $1,215,000  State Street Bank & Trust repurchase
              agreement, dated 12/29/95, maturity
              value $1,215,474 at 4.25%
              due 1/2/96 (collateralized by
              $1,215,000 U.S. Treasury Notes,
              6.875% due 10/31/96,
              market value $1,230,567)                              $ 1,215,000
                                                                    -----------
TOTAL REPURCHASE AGREEMENT
 (Cost $1,215,000)                                                    1,215,000
                                                                    -----------
TOTAL INVESTMENTS -- 95.7%
 (Cost $33,449,573)                                                  32,741,039

CASH, RECEIVABLES AND
 OTHER ASSETS LESS
 PAYABLES -- 4.3%                                                     1,477,428
                                                                    -----------

--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                $34,218,467
                                                                    ===========
--------------------------------------------------------------------------------



See notes to financial statements.            *Non-income producing securities.

--------------------------------------------------------------------------------

                                                                ----------------
                                                                 Baillie Gifford
                                                                Emerging Markets
                                                                ----------------
                                                                        7
                                                                ----------------

--------------------------------------------------------------------------------


STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1995


ASSETS:
  Investments, at identified cost*                                 $ 33,449,573
                                                                   ============
  Investments, at market                                           $ 31,526,039
  Repurchase agreements                                               1,215,000
                                                                   ------------
  TOTAL INVESTMENTS                                                  32,741,039

  Cash                                                                    3,822
  Foreign currency (Cost $1,579,222)                                  1,580,188
  Receivable for fund shares sold                                         9,920
  Dividends receivable                                                   68,911
  Interest receivable                                                       430
  Deferred organization expenses-- Note 6                                 1,924
  Foreign tax receivable                                                    109
                                                                   ------------
  TOTAL ASSETS                                                       34,406,343
                                                                   ------------
LIABILITIES:
  Payable for fund shares redeemed                                        5,118
  Accrued expenses                                                       33,604
  Foreign tax withholding                                                 3,269
  Capital gains tax payable                                              26,526
  Due to affiliates-- Note 2                                            119,359
                                                                   ------------
  TOTAL LIABILITIES                                                     187,876
                                                                   ------------
  NET ASSETS                                                       $ 34,218,467
                                                                   ============
COMPONENTS OF NET ASSETS
  Capital stock -- $0.10 par value
   (1,000,000,000 shares authorized)                               $    404,260
  Paid-in capital                                                    37,009,766
  Overdistributed net investment income                                (372,137)
  Accumulated net realized loss on
   investments and foreign currency
   related transactions                                              (2,089,261)
  Net unrealized depreciation of investments
   and translation of assets and liabilities
   in foreign currency                                                 (734,161)
                                                                   ------------
NET ASSETS                                                         $ 34,218,467
                                                                   ============

Shares outstanding -- $0.10 par value                                 4,042,600
                                                                   ------------
NET ASSET VALUE PER SHARE                                          $       8.46
                                                                   ============

* Includes repurchase agreements.


--------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
Year Ended
December 31, 1995


INVESTMENT INCOME
Income:
  Dividends                                                        $    673,231
  Interest                                                              145,403
                                                                   ------------
                                                                        818,634
 Less: Foreign tax withheld                                              61,632
                                                                   ------------
    Total Income                                                        757,002
                                                                   ------------

Expenses:
 Investment advisory fees-- Note 2                                      296,572
 Custodian fees                                                         151,237
 Audit fees                                                              20,000
 Directors' fees-- Note 2                                                 7,500
 Printing expense                                                         5,500
 Legal fees                                                               5,187
 Transfer agent fees                                                      3,300
 Registration fees                                                        3,039
 Other                                                                      721
 Deferred organization expense-- Note 6                                     507
 Insurance expense                                                          351
                                                                   ------------
    Total Expenses                                                      493,914
                                                                   ------------
Net Investment Income                                                   263,088
                                                                   ------------

Realized and Unrealized Gain/(Loss) On
 Investments and Currencies -- Note 4
  Net realized loss on investments -- Note 1                         (1,994,811)
  Net realized loss on foreign currency related
   transactions -- Note 1                                               (98,057)
  Net change in unrealized appreciation of
   investments -- Note 4                                              2,917,359
  Net change in unrealized depreciation from
   translation of assets and liabilities in foreign
   currency -- Note 4                                                  (653,214)
                                                                   ------------
  Net Realized and Unrealized Gain on
   Investments and Foreign Currencies                                   171,277
                                                                   ------------
Net Increase in Net Assets
 Resulting from Operations                                         $    434,365
                                                                   ============



                       See notes to financial statements.

--------------------------------------------------------------------------------

----------------
Baillie Gifford
Emerging Markets
----------------
       7
----------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                                      Period from
                                                                                                                      September 13,
                                                                                                                           1994
                                                                                                                    (Commencement of
                                                                                                    Year Ended        Operations) to
                                                                                                   December 31,        December 31,
                                                                                                       1995                1994
                                                                                                   ------------        ------------
INCREASE IN NET ASSETS
From Operations:
   Net investment income                                                                           $    263,088        $     42,225
   Net realized loss on investments and foreign currency related transactions                        (2,092,868)            (75,276)
   Net change in unrealized appreciation/(depreciation) on investments and
    translation of assets and liabilities in foreign currencies                                       2,264,145          (2,998,306)
                                                                                                   ------------        ------------
     Net Increase/(Decrease) in Net Assets Resulting from Operations                                    434,365          (3,031,357)
                                                                                                   ------------        ------------

Distributions to Shareholders:
   Dividends from net investment income                                                                (263,088)            (24,026)
   Distributions in excess of net investment income                                                    (398,138)               --
   Net realized gains from investments                                                                     --                  --
                                                                                                   ------------        ------------
     Total Distribution to Shareholders                                                                (661,226)            (24,026)
                                                                                                   ------------        ------------

From Transaction in Shares:
   Increase in net assets from capital share transactions-- Note F                                   10,376,428          27,124,283
                                                                                                   ------------        ------------
     Net Increase in Net Assets                                                                      10,149,567          24,068,900

Net Assets:

   Beginning of period                                                                               24,068,900                --
                                                                                                   ------------        ------------
   End of period*                                                                                  $ 34,218,467        $ 24,068,900
                                                                                                   ============        ============


* Includes (overdistributed)/undistributed net investment income of:                               $   (372,137)       $     18,199



                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                ----------------
                                                                 Baillie Gifford
                                                                Emerging Markets
                                                                ----------------
                                                                        7
                                                                ----------------

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS


Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                                                                        October 17,
                                                                                                    Year Ended           1994** to
                                                                                                    December 31,        December 31,
                                                                                                        1995               1994
                                                                                                    -----------         -----------
Net asset value, beginning of period ................................................                 $  8.68            $  9.87
                                                                                                      -------            -------
  Income from Investment Operations
  Net investment income/(loss) ......................................................                    0.07              (0.01)
  Net realized and unrealized gain/(loss) on investments and
   translation of assets and liabilities in foreign currency ........................                   (0.12)             (1.17)
                                                                                                      -------            -------
  Net decrease from investment operations ...........................................                   (0.05)             (1.18)
                                                                                                      -------            -------

  Distributions to Shareholders
  Dividends from net investment income ..............................................                   (0.07)             (0.01)
  Dividends in excess of net investment income ......................................                   (0.10)              --

                                                                                                      -------            -------
  Total distributions ...............................................................                   (0.17)             (0.01)
                                                                                                      -------            -------
Net asset value, end of period ......................................................                 $  8.46            $  8.68
                                                                                                      =======            =======

Total return+ .......................................................................                   (0.60)%           (11.97)%
                                                                                                      =======            =======
Ratios/supplemental data:
    Net assets, end of period (000's omitted) .......................................                 $34,218            $24,069
    Ratio of expenses to average net assets .........................................                    1.67%              2.28%*
    Ratio of net investment income to average net assets ............................                    0.89%              0.94%*
    Portfolio turnover ratio ........................................................                      51%              --




------------

 + Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all the periods shown. The total return shown may not accord with the net income in net assets resulting from operations in the statement of operations due to the timing in reinvestment price of dividends in 1995.

 *   Ratios are annualized.

**   Commencement of public offering of the Fund's shares.


                       See notes to financial statements.

--------------------------------------------------------------------------------

----------------
Baillie Gifford
Emerging Markets
----------------
       7
----------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Board of Directors and Shareholders
GBG Funds, Inc.

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Baillie Gifford Emerging Markets Fund (one of the portfolios of GBG Funds, Inc.) as of December 31, 1995, and the related statements of operations for the year then ended and the statement of changes in net assets and financial highlights for the year then ended and the period from September 13, 1994 to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Baillie Gifford Emerging Markets Fund at December 31, 1995 and the results of its operations for the year then ended and the changes in its net assets and financial highlights for the year then ended and the period from September 13, 1994 to December 31, 1994, in conformity with generally accepted accounting principles.


                                                      /S/ Ernst & Young LLP


New York, New York
February 9, 1996



--------------------------------------------------------------------------------

                                                                ----------------
                                                                   GBG Funds
                                                                ----------------
                                                                        7
                                                                ----------------

--------------------------------------------------------------------------------
GBG Funds Inc., Baillie Gifford International Fund
and Baillie Gifford Emerging Markets Fund
--------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1995

----------------------------------------------
Note A -- Organization and Accounting Policies
----------------------------------------------

     GBG Funds, Inc. (the Company) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act). The Company, which was incorporated in Maryland on October 29, 1990, was formerly known as Baillie Gifford International Fund, Inc. Shares of the Company are offered in two series: Baillie Gifford International Fund
(BGIF) and Baillie Gifford Emerging Markets Fund (BGEMF). The series are collectively referred to herein as the "Funds." Shares of the Funds are only sold to certain separate accounts of The Guardian Insurance and Annuity Company, Inc. (GIAC). GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America. The Funds are available for investment only through the allocation of contract values under certain variable annuity and variable life insurance contracts issued by GIAC. Upon commencing its operations on September 13, 1994, BGEMF sold 2,000,000 shares of its capital stock to The Guardian Life Insurance Company of America for $20,000,000 to facilitate the commencement of operations.

Valuation of Investments

     Investments are carried at value. Securities listed on foreign exchanges and for which market quotations are readily available are valued at the closing price on the exchange on which the securities are traded at the close of the appropriate exchange or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices. Securities listed or traded on any domestic (U.S.) exchanges are valued at the last sale price or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities for which market quotations are not readily available, including restricted securities and illiquid assets, are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments including: the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

     Repurchase agreements are carried at cost which approximates market value (See note E).

Foreign Currency Translation

     The books and records of the Funds are maintained in U.S. dollars as follows:

     (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

     (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting gains and losses are included in the Statement of Operations.

     Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which the Funds earn dividends and interest or pay foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized loss on foreign currency related transactions. Net


--------------------------------------------------------------------------------

----------------
   GBG Funds
----------------
       7
----------------

--------------------------------------------------------------------------------
GBG Funds Inc., Baillie Gifford International Fund
and Baillie Gifford Emerging Markets Fund
--------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1995


currency gains and losses from valuing investments and other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation on foreign currency related transactions.

Forward Foreign Currency Contracts

     The Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Funds. When forward contracts are closed, the Funds record realized gains or losses equal to the differences between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gain or loss on foreign currency related transactions. Neither Fund will enter into a forward foreign currency contract if such contract would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

Securities Transactions and Investment Income

     Securities transactions are recorded on the trade date. Net realized gains or losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Taxes

     Each Fund intends to continue to qualify to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code of 1986, as amended (Code), and as such will not be subject to federal income tax on income (including any realized capital gains) which is distributed in accordance with the provisions of the Code to its shareholders. Therefore, no federal income tax provision is required. Losses on security transactions arising after October 31 are treated as arising on the first day of the Funds' next fiscal year.

     Investment income received from investments in foreign currencies may be subject to foreign withholding tax. Whenever possible, the Fund will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty.

     At December 31, 1995, for federal income tax purposes, Baillie Gifford Emerging Markets Fund had a net capital loss carryforward of $1,596,901, which expires in 2003.

Dividends and Distributions to Shareholders

     The Funds intend to distribute each year, as dividends, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the Funds at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the Funds' policy is to distribute net investment income approximately every six months and net


--------------------------------------------------------------------------------

                                                                ----------------
                                                                   GBG Funds
                                                                ----------------
                                                                        7
                                                                ----------------

--------------------------------------------------------------------------------




capital gains once a year. This policy is, however, subject to change at any time by the Company's Board of Directors.

Reclassifications of Capital Accounts

     During the year ended December 31, 1995, BGIF and BGEMF reclassified amounts to paid-in capital from overdistributed net investment income and accumulated net realized gain/(loss) on investments and foreign currency related transactions. Increases (decreases) to the various capital accounts were as follows:
                                                              Accumulated net
                                                            realized gain/(loss)
                                                             on investments and
                 Paid in        Overdistributed net          foreign currency
                 Capital         investment income          related transactions
               ----------       -------------------         --------------------
BGIF           $(644,927)           $1,777,482                   $(1,132,555)
BGEMF           (100,484)                7,802                        92,682

------------------------------------------
Note B -- Investment Management Agreements
          and Payments to Related Parties
------------------------------------------

     The Company has investment management agreements with Guardian Baillie Gifford Ltd. (GBG), a Scottish corporation formed through a joint venture between GIAC and Baillie Gifford Overseas Ltd. (BG Overseas). GBG is responsible for the overall investment management of the Funds' portfolios subject to the supervision of the Company's Board of Directors. GBG has entered into sub-investment management agreements with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of the Funds' portfolios. GBG continually monitors and evaluates the performance of BG Overseas.

     As compensation for its services, GBG receives a management fee computed at the rate of .80% of BGIF's daily average net assets and 1.00% of BGEMF's daily average net assets. One-half of these fees (.40% relating to BGIF and .50% relating to BGEMF) are payable by GBG to BG Overseas for its services. Payment of the sub-management fees does not represent a separate or additional expense to the Funds.

     No compensation is paid by the Company to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of the Company. Each director not deemed an "interested person" is paid an annual fee of $500 and $350 for attendance at each meeting of the Company. The aggregate remunerations paid by BGIF and BGEMF to the Company's disinterested directors amounted to $7,500, for the year ended December 31, 1995.

-------------------------------------------
Note C -- Deferred Organization and Initial
          Offering Expenses
-------------------------------------------

     BGIF incurred expenses of $39,110 in connection with its organization and registration. These expenses were advanced by GIAC and were repaid by BGIF upon completion of its first year of operations. BGEMF's expenses of $2,536 in connection with its organization and registration were advanced by GIAC and were repaid upon completion of its first year of operations. These expenses have been deferred and are being amortized on a straight-line basis over a five year period, beginning with the commencement of BGIF's operations in February, 1991 and BGEMF's operations in September, 1994.


--------------------------------------------------------------------------------

----------------
   GBG Funds
----------------
       7
----------------

--------------------------------------------------------------------------------
GBG Funds Inc., Baillie Gifford International Fund
and Baillie Gifford Emerging Markets Fund
--------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1995

---------------------------------
Note D -- Investment Transactions
---------------------------------

     Purchases and proceeds from sales of securities (excluding short-term securities) were as follows:

                                           For the Year Ended December 31, 1995
                                           ------------------------------------
                                            BGIF                        BGEMF
                                           ------                     ---------
Purchases
   Stocks and debt obligations          $149,379,446               $ 26,667,113

Proceeds
   Stocks and debt obligations          $162,607,377               $ 14,029,845


     The cost of investments owned at December 31, 1995 for federal income tax purposes for BGIF and BGEMF are $277,983,540 and $33,449,573, respectively. The gross unrealized appreciation and (depreciation) at December 31, 1995 were as follows:

                                            BGIF                        BGEMF
                                           ------                     ---------

Gross Appreciation                      $ 38,839,414               $  3,137,396
Gross Depreciation                        (7,442,940)                (3,845,931)
                                        ------------               ------------
     Net Unrealized Appreciation/
      (Depreciation)                    $ 31,396,474               $   (708,535)
                                        ============               ============

     Forward foreign currency contracts represent commitments to purchase or sell a specified amount of foreign currency at a future date and at a future price. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.


--------------------------------------------------------------------------------

                                                                ----------------
                                                                   GBG Funds
                                                                ----------------
                                                                        7
                                                                ----------------

--------------------------------------------------------------------------------



     At December 31, 1995, BGIF had one open forward foreign currency contract, as listed below, with net unrealized gain of $578,884 which is included in net change in unrealized appreciation or depreciation on foreign currency related transactions.


Baillie Gifford International Fund:

                                                       Type of     Expiration                           Current         Unrealized
Currency                                              Contract        Date             Cost              Value         Appreciation
-----------------------------------------------------------------------------------------------------------------------------------
3,600,000,000 Japanese Yen                              Sell        3/21/96        $35,856,573        $35,277,689      $   578,884
                                                                                                                       ===========





-------------------------------
Note E -- Repurchase Agreements
-------------------------------

     Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. The Company's Board of Directors has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with the Funds. Repurchase agreements of more than seven days' duration (or investments in any other securities which are deemed to be not readily marketable by the staff of the Securities and Exchange Commission) are not permitted if more than 10% of the applicable Fund's net assets would be so invested.


--------------------------------------------------------------------------------

----------------
   GBG Funds
----------------
       7
----------------

--------------------------------------------------------------------------------
GBG Funds Inc., Baillie Gifford International Fund
and Baillie Gifford Emerging Markets Fund
--------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1995

---------------------------------------
Note F -- Transactions in Capital Stock
---------------------------------------


   Transactions in capital stock were as follows:

Baillie Gifford International Fund:

                                                                   Year December 31,                        Year December 31,
                                                             ------------------------------          ------------------------------
                                                                         1995                                     1994
                                                             ------------------------------          ------------------------------
                                                               Shares             Amount                Shares            Amount
                                                             ----------       -------------          ----------       -------------
Shares sold ........................................          4,880,975       $  72,367,583          11,652,393       $ 175,706,321
Shares issued in reinvestments of dividends
 from net investment income and
 net realized gain on sales of investments .........          1,223,131          18,726,133             168,197           2,504,843
                                                             ----------       -------------          ----------       -------------
                                                              6,104,106          91,093,716          11,820,590         178,211,164
Less shares repurchased ............................         (6,081,659)        (90,629,264)         (3,910,118)        (58,137,150)
                                                             ----------       -------------          ----------       -------------
NET INCREASE .......................................             22,447       $     464,452           7,910,472       $ 120,074,014
                                                             ==========       =============          ==========       =============



Baillie Gifford Emerging Markets Fund:

                                                                                                          Period from September 13,
                                                                   Year December 31,                       1994 (Commencement of
                                                             ------------------------------                   Operations) to
                                                                         1995                               December 31, 1994
                                                             ------------------------------          ------------------------------
                                                               Shares             Amount                Shares            Amount
                                                             ----------       -------------          ----------       -------------
Shares sold ........................................          1,755,017        $ 14,439,213           2,773,779        $ 27,130,118
Shares issued in reinvestments of dividends
 from net investment income and
 net realized gain on sales of investments .........             78,437             661,226               2,771              24,026
                                                             ----------       -------------          ----------       -------------
                                                              1,833,454          15,100,439           2,776,550          27,154,144
Less shares repurchased ............................           (564,171)         (4,724,011)             (3,233)            (29,861)
                                                             ----------       -------------          ----------       -------------
NET INCREASE .......................................          1,269,283        $ 10,376,428           2,773,317        $ 27,124,283
                                                             ==========       =============          ==========       =============


------------------------
Note G -- Line of Credit
------------------------

     A $20,000,000 line of credit available to each Fund and the other Guardian related Funds has been established with Morgan Guaranty Trust Company. The rate of interest charged on any borrowings is based upon the prevailing Federal Funds rate at the time of the loan plus .25% calculated on a 360-day basis per annum. For the year ended December 31, 1995, neither of the Funds borrowed against this line of credit.


--------------------------------------------------------------------------------

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                                       89

--------------------
     Value Line
Centurion Fund, Inc.
--------------------
         8
--------------------


--------------------------------------------------------------------------------
  Value Line Centurion Fund, Inc.
---------------------------------

  SCHEDULE OF INVESTMENTS
  December 31, 1995

--------------------------------------------------------------------------------
  COMMON STOCKS -- 97.6%
--------------------------------------------------------------------------------

   Shares                                                                  Value
--------------------------------------------------------------------------------
Advertising -- 1.6%
  230,000  Omnicom Group, Inc.                                     $  8,567,500
                                                                   -------------
Aerospace/Defense -- 5.5%
  600,000  Bombardier Inc., Class "B"(1)                              7,909,191
  277,500  Logicon, Inc.                                              7,631,250
  380,000  Loral Corp.                                               13,442,500
                                                                   -------------
                                                                     28,982,941
                                                                   -------------
Bank -- 5.9%
  250,000  Bank of Boston Corp.                                      11,562,500
  375,000  Synovus Financial Corp.                                   10,687,500
  110,000  Zions Bancorporation                                       8,827,500
                                                                   -------------
                                                                     31,077,500
                                                                   -------------
Bank-Midwest -- 2.1%
  150,000  Fifth Third Bancorp                                       10,987,500
                                                                   -------------
Beverage-Soft Drink -- 2.9%
   65,000  Coca-Cola Co.                                              4,826,250
  188,000  PepsiCo Inc.                                              10,504,500
                                                                   -------------
                                                                     15,330,750
                                                                   -------------
Broadcasting/Cable TV -- 2.4%
  100,000  Capital Cities/ABC, Inc.                                  12,337,500
                                                                   -------------
Chemical-Diversified -- 4.5%
  330,000  First Mississippi Corp.                                    8,745,000
  360,000  IMC Global Inc.                                           14,715,000
                                                                   -------------
                                                                     23,460,000
                                                                   -------------
Chemical-Specialty -- 1.0%
  150,000  Praxair, Inc.                                              5,043,750
                                                                   -------------
Computer & Peripherals -- 13.4%
  140,000  Cabletron Systems, Inc.*                                  11,340,000
  150,000  Cisco Systems, Inc.*                                      11,193,750
  120,000  Compaq Computer Corp.*                                     5,760,000
  160,000  Dell Computer Corp.*                                       5,540,000
  100,000  Hewlett-Packard Co.                                        8,375,000
  240,000  Silicon Graphics, Inc.*                                    6,600,000
  190,000  Sun Microsystems, Inc.*                                    8,668,750
  275,000  3Com Corp.*                                               12,821,875
                                                                   -------------
                                                                     70,299,375
                                                                   -------------
Computer Software & Services -- 2.2%
  125,000  Oracle Systems Corp.*                                      5,296,875
   95,000  Parametric Technology Corp.*                               6,317,500
                                                                   -------------
                                                                     11,614,375
                                                                   -------------
Diversified Companies -- 3.7%
  120,000  Service Corp. International                                5,280,000
  276,000  Thermo Electron Corp.*                                    14,352,000
                                                                   -------------
                                                                     19,632,000
                                                                   -------------
Drug -- 9.3%
  120,000  Amgen Inc.*                                                7,125,000
   90,000  Genzyme Corp.*                                             5,613,750
  225,000  Merck & Co., Inc.                                         14,793,750
  178,000  Pfizer, Inc.                                              11,214,000
  180,000  Schering-Plough Corp.                                      9,855,000
                                                                   -------------
                                                                     48,601,500
                                                                   -------------
Electronics -- 0.7%
  120,000  Vishay Intertechnology, Inc.*                              3,780,000
                                                                   -------------
Financial Services -- 10.0%
  140,000  CUC International, Inc.*                                   4,777,500
  110,000  FINOVA Group Inc.                                          5,307,500
  145,000  First Data Corp.                                           9,696,875
  500,000  Green Tree Financial Corp.                                13,187,500
   80,000  Household International, Inc.                              4,730,000
  237,500  Money Store, Inc. (The)                                    3,710,938
  110,000  SunAmerica Inc.                                            5,225,000
   95,000  Travelers Group Inc.                                       5,973,125
                                                                   -------------
                                                                     52,608,438
                                                                   -------------
Healthcare Information Systems -- 0.5%
   35,000  HBO & Co.                                                  2,681,875
                                                                   -------------
Insurance-Diversified -- 2.0%
  113,500  American International Group, Inc.                        10,498,750
                                                                   -------------
Machinery -- 1.4%
   85,000  Duriron Co., Inc.                                          1,986,875
  125,000  IDEX Corp.                                                 5,093,750
                                                                   -------------
                                                                      7,080,625
                                                                   -------------
Manufactured Housing/Recreational
 Vehicles -- 3.7%
  468,750  Clayton Homes, Inc.                                       10,019,531
  250,000  Oakwood Homes Corp.                                        9,593,750
                                                                   -------------
                                                                     19,613,281
                                                                   -------------

                       See notes to financial statements

--------------------------------------------------------------------------------

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                                                            Centurion Fund, Inc.
                                                            --------------------
                                                                     8
                                                            --------------------


   Shares                                                                  Value
--------------------------------------------------------------------------------

Medical Services -- 2.5%
  300,000  HealthCare COMPARE Corp.*                               $ 13,050,000
                                                                   -------------
Medical Supplies -- 8.9%
  150,000  Cardinal Health, Inc.                                      8,212,500
  300,000  Invacare Corp.                                             7,575,000
   60,000  Johnson & Johnson                                          5,137,500
  230,000  Medtronic Inc.                                            12,851,250
  250,000  Stryker Corp.                                             13,125,000
                                                                   -------------
                                                                     46,901,250
                                                                   -------------
Office Equipment & Supplies -- 2.3%
  220,000  Office Depot, Inc.*                                        4,345,000
  315,000  Staples, Inc.*                                             7,678,125
                                                                   -------------
                                                                     12,023,125
                                                                   -------------
Oilfield Services/Equipment -- 1.7%
  175,000  Halliburton Co.                                            8,859,375
                                                                   -------------

Retail Store -- 0.8%
  195,000  Dollar General Corp.                                       4,046,250
                                                                   -------------
Semiconductor -- 1.9%
   85,000  Intel Corp.                                                4,823,750
   90,000  Motorola, Inc.                                             5,130,000
                                                                   -------------
                                                                      9,953,750
                                                                   -------------
Shoe -- 1.1%
   85,000  NIKE, Inc. Class "B"                                       5,918,125
                                                                   -------------

Telecommunication Equipment -- 2.0%
  187,500  ADC Telecommunications, Inc.*                              6,843,750
  100,000  Andrew Corp.*                                              3,825,000
                                                                   -------------
                                                                     10,668,750
                                                                   -------------
Telecommunication Services-- 1.0%
  150,000  WorldCom, Inc.*                                            5,287,500
                                                                   -------------

Toiletries/Cosmetics -- 2.6%
  265,000  Gillette Co.                                              13,813,125
                                                                   -------------
TOTAL COMMON STOCKS AND
TOTAL INVESTMENT
SECURITIES -- 97.6%
(Cost $399,488,488)                                                 512,718,910
                                                                   -------------



--------------------------------------------------------------------------------
  REPURCHASE AGREEMENT -- 1.4%
  (including accrued interest)
--------------------------------------------------------------------------------

  Principal
   Amount                                                                  Value
--------------------------------------------------------------------------------
$ 7,300,000   Collateralized by $5,075,000 U.S.
              Treasury Notes 12%, due 5/15/05,
              with a value of $7,451,397 (with
              Morgan Stanley & Co., Inc. 5.87%,
              dated 12/29/95, due 1/2/96, delivery
              value $7,304,761)                                     $ 7,303,571
                                                                   -------------

CASH AND OTHER ASSETS LESS
LIABILITIES -- 1.0%                                                   5,426,494
                                                                   -------------
NET ASSETS -- 100.0%                                               $525,448,975
                                                                   =============
NET ASSET VALUE PER
OUTSTANDING SHARE
($525,448,975 / 21,672,107
shares outstanding)                                                 $     24.25
                                                                   =============

(1) Canadian Security trading on the Toronto exchange.
    Value in U.S. dollars.
*   Non-income producing


                       See notes to financial statements.

--------------------------------------------------------------------------------



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Centurion Fund, Inc.
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--------------------


--------------------------------------------------------------------------------
  Value Line Centurion Fund, Inc.
---------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1995

ASSETS:
  Investment securities, at value
   (cost $399,488,488)                                             $512,718,910
  Repurchase agreements (cost $7,303,571)                             7,303,571
  Cash                                                                   28,771
  Receivable for investments sold                                     5,086,210
  Dividends receivable                                                  491,623
  Receivable for capital shares sold                                    297,121
                                                                   -------------
    TOTAL ASSETS                                                    525,926,206
                                                                   -------------
LIABILITIES:
  Payable for capital shares repurchased                                 99,797
  Accrued expenses:
   Advisory fee                                                         221,643
   GIAC administrative service fee                                       95,000
   Other                                                                 60,791
                                                                   -------------
    TOTAL LIABILITIES                                                   477,231
                                                                   -------------
NET ASSETS                                                         $525,448,975
                                                                   ============

NET ASSETS CONSIST OF:
  Capital stock, at $1.00 par value
   (authorized 50,000,000 shares, outstanding
   21,672,107 shares)                                              $ 21,672,107
  Additional paid-in capital                                        320,879,471
  Undistributed investment income -- net                              2,591,254
  Undistributed net realized gain on investments                     67,075,721
  Unrealized net appreciation of investments                        113,230,422
                                                                   -------------
    NET ASSETS                                                     $525,448,975
                                                                   =============

NET ASSET VALUE PER
OUTSTANDING SHARE
  ($525,448,975 / 21,672,107
   shares outstanding)                                                 $  24.25
                                                                   =============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1995

Investment Income:
  Dividends (Net of foreign withholding tax
  of $10,269)                                                       $ 3,268,779
  Interest                                                            2,130,625
                                                                   -------------
    Total Income                                                      5,399,404
                                                                   -------------
Expenses
  Investment advisory fee                                             2,221,925
  GIAC administrative service fee                                       362,447
  Custodian fees                                                         53,135
  Auditing and legal fees                                                52,726
  Insurance and dues                                                     20,446
  Directors' fees and expenses                                           11,581
  Registration fees                                                      10,002
  Other                                                                   6,856
                                                                   -------------
    Total Expenses                                                    2,739,118
                                                                   -------------
    Investment Income -- Net                                          2,660,286
                                                                   -------------
Realized and Unrealized Gain on
 Investments -- Net:
  Realized gain -- net                                               67,311,482
  Change in unrealized appreciation                                  73,727,354
                                                                   -------------
  Net Realized Gain and Change in Unrealized
    Appreciation on Investments                                     141,038,836
                                                                   -------------
  Net Increase in Net Assets from Operations                       $143,699,122
                                                                   =============




                       See notes to financial statements.

--------------------------------------------------------------------------------

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                                                            Centurion Fund, Inc.
                                                            --------------------
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                                                            --------------------


--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended
December 31, 1995 and 1994

                                                                                                       1995                    1994
                                                                                              -------------           -------------
Operations:
   Investment income-- net                                                                    $   2,660,286           $   1,989,636
   Realized gain on investments-- net                                                            67,311,482              11,328,038
   Change in unrealized appreciation                                                             73,727,354             (21,682,338)
                                                                                              -------------           -------------
   Net increase (decrease) in net assets from operations                                        143,699,122              (8,364,664)
                                                                                              -------------           -------------
Distributions to Shareholder:
   Investment income-- net                                                                       (2,021,495)               (194,830)
   Realized gain from investment transactions-- net                                             (11,320,362)             (5,260,408)
                                                                                              -------------           -------------
   Total distributions                                                                          (13,341,857)             (5,455,238)
                                                                                              -------------           -------------
Capital Share Transactions:
   Proceeds from sale of shares                                                                 112,731,860              67,839,012
   Proceeds from reinvestment of distributions to shareholder                                    13,341,857               5,455,238
   Cost of shares repurchased                                                                   (83,726,969)            (80,639,504)
                                                                                              -------------           -------------
   Increase (Decrease) from capital share transactions                                           42,346,748              (7,345,254)
                                                                                              -------------           -------------

Total Increase (Decrease) in Net Assets                                                         172,704,013             (21,165,156)
Net Assets:
   Beginning of year                                                                            352,744,962             373,910,118
                                                                                              -------------           -------------
   End of year                                                                                $ 525,448,975           $ 352,744,962
                                                                                              =============           =============

Undistributed Investment Income-- Net At End Of Year                                          $   2,591,254           $   1,952,463
                                                                                              =============           =============

                        See notes to financial statements.

--------------------------------------------------------------------------------


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Centurion Fund, Inc.
--------------------
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--------------------


--------------------------------------------------------------------------------
  Value Line Centurion Fund, Inc.
---------------------------------



  NOTES TO FINANCIAL STATEMENTS
  December 31, 1995

--------------------------------------------------------------------------------
  1 -- Significant Accounting Policies
--------------------------------------------------------------------------------
     Value Line Centurion Fund, Inc. (the "Fund") is an open-end diversified management investment company whose primary investment objective is long-term growth of capital. The Fund's portfolio will usually consist of common stocks ranked 1 or 2 for year-ahead performance by The Value Line Investment Survey, one of the nation's major investment advisory services.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A) Security Valuation.

     Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the- counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days, at the date of purchase, are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Directors may determine in good faith.

(B) Repurchase Agreements.

     In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes.

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholder. Therefore, no federal income tax is required.

(D) Dividends and Distributions.

     It is the Fund's policy to distribute to its shareholder, as dividends and as capital gains distributions, all the net investment income for the year and all net capital gains realized by the Fund, if any. Such distributions are


--------------------------------------------------------------------------------


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                                                            Centurion Fund, Inc.
                                                            --------------------
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                                                            --------------------


--------------------------------------------------------------------------------
  Value Line Centurion Fund, Inc.
---------------------------------

determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Directors.

(E) Amortization.

     Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Investments.

     Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income on investments, adjusted for amortization of discount, including original issue discount required for federal income tax purposes, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

--------------------------------------------------------------------------------
  2 -- Capital Share Transactions, Dividends and
       Distributions
--------------------------------------------------------------------------------

     Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc.
(GIAC). Transactions in capital stock were as follows:

                                                            1995         1994
                                                       ------------  -----------
Shares sold                                              5,179,470    3,810,231
Shares issued in reinvestment
  of dividends and distributions                           604,799      305,958
                                                       ------------  -----------
                                                         5,784,269    4,116,189

Shares repurchased                                       3,901,173    4,513,989
                                                       ------------  -----------
Net increase (decrease)                                  1,883,096     (397,800)
                                                        ==========    ==========
Dividends per share                                          $ .10        $ .01
                                                        ==========    ==========
Distributions per share from
  net realized gains                                         $ .56         $ 27
                                                        ==========    ==========

--------------------------------------------------------------------------------
  3 -- Purchases and Sales of Securities
--------------------------------------------------------------------------------

     Purchases  and  sales  of  investment   securities,   excluding  short-term
investments, were as follows:

                                                                        1995
                                                                    ------------
PURCHASES:
  U.S. Treasury Obligations                                       $  10,287,500
  Investment Securities                                             490,595,234
                                                                  -------------
                                                                  $ 500,882,734
                                                                  =============
SALES:
  U.S. Treasury Obligations                                       $  10,642,187
  Investment Securities                                             456,147,509
                                                                  -------------
                                                                  $ 466,789,696
                                                                  =============

--------------------------------------------------------------------------------

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Centurion Fund, Inc.
--------------------
         8
--------------------

--------------------------------------------------------------------------------
  Value Line Centurion Fund, Inc.


  NOTES TO FINANCIAL STATEMENTS
  December 31, 1995

     At December 31, 1995, the aggregate cost of investment securities and repurchase agreements for federal income tax purposes is $406,792,059. The aggregate appreciation and depreciation of investments for the year ended December 31, 1995, based on a comparison of investment values and their costs for federal income tax purposes is $118,074,713 and $4,844,291 respectively, resulting in a net appreciation of $113,230,422.

--------------------------------------------------------------------------------
  4 -- Investment Advisory Contract, Management
      Fees and Transactions with Interested Parties
--------------------------------------------------------------------------------

     An advisory fee of $2,221,925 was paid or payable to Value Line, Inc. (the Adviser), the Fund's investment adviser, for the year ended December 31, 1995. This was computed at the rate of 1/2 of 1% per year of the average daily net assets of the Fund during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses. In addition, the Adviser has agreed to reimburse the Fund for expenses (exclusive of interest, taxes and brokerage expenses) which in any year expenses exceed 2.5% of the first $30 million of the average daily net assets, 2% of the next $70 million and 1.5% of the remaining average daily net assets. No such reimbursement was required for the year ended December 31, 1995.

     Certain officers and directors of the Adviser and Value Line Securities, Inc., (the Fund's distributor and a registered broker/dealer) and of GIAC are also officers and directors of the Fund. A former officer of GIAC who is also a director of the Fund was paid a fee of $2,770 for the year ended December 31, 1995. During the year ended December 31, 1995, the Fund paid brokerage commissions totalling $561,234 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

     The Fund has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contract-owner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the year ended December 31, 1995, the Fund incurred expenses of $362,447 in connection with such services rendered by GIAC.

--------------------------------------------------------------------------------

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Centurion Fund, Inc.
--------------------
         8
--------------------


--------------------------------------------------------------------------------

   FINANCIAL HIGHLIGHTS

   Selected data for a share of capital stock outstanding throughout each year:

                                                                                          Year Ended December 31,
                                                                        -----------------------------------------------------------
                                                                          1995         1994         1993         1992        1991
                                                                         ------       ------       ------       ------      ------
Net asset value, beginning of year                                       $17.83       $18.52       $20.04       $20.83      $15.04
                                                                         ------       ------       ------       ------      ------
   Income (loss) from investment operations:

    Net investment income                                                   .12          .10          .12          .20         .20
    Net gains or losses on securities (both realized
     and unrealized)                                                       6.96         (.51)        1.73         1.03        7.65
                                                                         ------       ------       ------       ------      ------
      Total from investment operations                                     7.08         (.41)        1.85         1.23        7.85
                                                                         ------       ------       ------       ------      ------

   Less distributions:
    Dividends from net investment income                                   (.10)        (.01)        (.12)        (.19)       (.20)
    Distributions from capital gains                                       (.56)        (.27)       (3.25)       (1.83)      (1.86)
                                                                         ------       ------       ------       ------       ------
      Total distributions                                                  (.66)        (.28)       (3.37)       (2.02)      (2.06)
                                                                         ------       ------       ------       ------       ------
Net asset value, end of year                                             $24.25       $17.83       $18.52       $20.04      $20.83
                                                                         ======       ======       ======       ======      ======
 Total return                                                             40.08%      -2.21%         9.21%        5.93%      52.18%
                                                                         ======       ======       ======       ======      ======


Ratios/Supplemental Data:
Net assets, end of year (in thousands)                                 $525,449    $352,745      $373,910     $347,116    $306,589
Ratio of operating expenses to average
  net assets                                                               .62%         .61%          .61%         .54%        .53%
Ratio of net investment income to average
  net assets                                                               .60%         .57%          .57%         .99%       1.19%
Portfolio turnover rate                                                    114%         122%          118%          83%         81%


                       See notes to financial statements.

--------------------------------------------------------------------------------


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                                                            Centurion Fund, Inc.
                                                            --------------------
                                                                     8
                                                            --------------------


--------------------------------------------------------------------------------
  Value Line Centurion Fund, Inc.
---------------------------------

  REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholder and Board of Directors of Value Line Centurion Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Centurion Fund, Inc. (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 9, 1996



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Value Line Strategic
  Asset Management
--------------------
        9
--------------------

--------------------------------------------------------------------------------
  Value Line Strategic Asset Management Trust
---------------------------------------------

  SCHEDULE OF INVESTMENTS
  December 31, 1995

--------------------------------------------------------------------------------
  COMMON STOCKS -- 60.1%
--------------------------------------------------------------------------------

   Shares                                                              Value
--------------------------------------------------------------------------------

Advertising -- 0.7%
  158,000    Omnicom Group, Inc.                                   $  5,885,500
                                                                   ------------
Aerospace/Defense -- 2.9%
  308,000    Loral Corp.                                             10,895,500
  158,000    McDonnell Douglas Corp.                                 14,536,000
                                                                   ------------
                                                                     25,431,500
                                                                   ------------
Air Transport -- 0.2%
   60,000    Airborne Freight Corp.                                   1,597,500
                                                                   ------------
Apparel -- 0.3%
   90,000    Liz Claiborne, Inc.                                      2,497,500
                                                                   ------------
Auto Parts-Original Equipment -- 0.0%
   12,300    ITT Industries, Inc.*                                      295,200
                                                                   ------------
Bank -- 0.7%
   70,000    Mellon Bank Corp.                                        3,762,500
   78,000    Southtrust Corp.                                         1,998,750
                                                                   ------------
                                                                      5,761,250
                                                                   ------------
Bank-Midwest -- 0.5%
   90,000    First Bank System, Inc.                                  4,466,250
                                                                   ------------
Beverage-Alcoholic -- 0.3%
   92,000    Canadaigua Wine Co., Inc. Class "A"*                     3,001,500
                                                                   ------------
Beverage-Soft Drink -- 0.3%
  112,000    Coca-Cola Co.                                            2,996,000
                                                                   ------------
Broadcasting/Cable TV -- 2.4%
   89,000    Capital Cities/ABC, Inc.                                10,980,375
  120,000    Infinity Broadcasting Corp.*                             4,470,000
  118,030    Viacom, Inc. Class "B"*                                  5,591,671
                                                                   ------------
                                                                     21,042,046
                                                                   ------------
Chemical-Diversified -- 1.0%
   62,000    Norsk Hydro A.S. (ADR)                                   2,596,250
  155,000    Pall Corp.                                               4,165,625
  153,000    Terra Industries, Inc.                                   2,161,125
                                                                   ------------
                                                                      8,923,000
                                                                   ------------
Chemical-Specialty -- 2.3%
  130,000    Hercules, Inc.                                           7,328,750
  230,000    Praxair, Inc.                                            7,733,750
   30,000    Raychem Corp.                                            1,706,250
   70,000    Sigma-Aldrich Corp.                                      3,465,000
                                                                   ------------
                                                                     20,233,750
                                                                   ------------
Computer & Peripherals -- 2.2%
   74,500    Cabletron Systems, Inc.*                                 6,034,500
   45,000    Gateway 2000, Inc.*                                      1,102,500
   42,500    In Focus Systems, Inc.*                                  1,535,312
   79,000    International Business Machines Corp.                    7,248,250
   50,000    Mylex Corp.*                                               956,250
   60,000    Sun Microsystems, Inc.*                                  2,737,500
                                                                   ------------
                                                                     19,614,312
                                                                   ------------
Computer Software & Services -- 1.8%
  160,000    Borland International, Inc.*                             2,640,000
   54,000    Ceridian Corp.*                                          2,227,500
   90,000    Computer Associates International, Inc.                  5,118,750
   47,000    National Data Corp.                                      1,163,250
  104,500    Oracle Systems Corp*.                                    4,428,188
                                                                   ------------
                                                                     15,577,688
                                                                   ------------
Copper -- 0.2%
   50,000    Wolverine Tube, Inc.*                                    1,875,000
                                                                   ------------
Diversified Companies -- 0.8%
   26,000    Danaher Corp.                                              825,500
  198,000    Mark IV Industries, Inc.                                 3,910,500
   28,000    United Technologies Corp.                                2,656,500
                                                                   ------------
                                                                      7,392,500
                                                                   ------------
Drug -- 2.2%
   80,000    Merck & Co., Inc.                                        5,260,000
  237,000    Mylan Laboratories Inc.                                  5,569,500
  100,000    Pfizer, Inc.                                             6,300,000
  165,000    Vical, Inc.*                                             2,000,625
                                                                   ------------
                                                                     19,130,125
                                                                   ------------
Drugstore -- 0.6%
   73,000    Eckerd Corp.*                                            3,257,625
   60,000    Rite Aid Corp.                                           2,055,000
                                                                   ------------
                                                                      5,312,625
                                                                   ------------
Electric Utility-East -- 0.2%
   51,700    American Electric Power Co., Inc.                        2,093,850
                                                                   ------------
Electrical Equipment -- 0.9%
   99,500    General Electric Co.                                     7,164,000
    8,000    Thomas & Betts Corp.                                       590,000
                                                                   ------------
                                                                      7,754,000
                                                                   ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

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                                                            --------------------

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   Shares                                                              Value
--------------------------------------------------------------------------------

Electronics -- 1.5%
  223,000    Symbol Technologies, Inc.*                             $ 8,808,500
  130,650    Vishay Intertechnology, Inc.*                            4,115,475
                                                                   ------------
                                                                     12,923,975
                                                                   ------------
Environmental -- 0.5%
   78,600    Browning-Ferris Industries, Inc.                         2,318,700
   75,000    Sanifill, Inc.*                                          2,503,125
                                                                   ------------
                                                                      4,821,825
                                                                   ------------
Financial Services -- 3.7%
  114,000    ADVANTA Corp. Class "A"                                  4,360,500
   53,000    ADVANTA Corp. Class "B"                                  1,927,875
   90,000    American Express Co.                                     3,723,750
  222,500    CUC International, Inc.*                                 7,592,812
  338,000    Green Tree Financial Corp.                               8,914,750
   51,000    Loews Corp.                                              3,997,125
   30,000    Paychex, Inc.                                            1,496,250
                                                                   ------------
                                                                     32,013,062
                                                                   ------------
Food Processing -- 0.9%
   82,500    Heinz (H.J.) Co.                                         2,732,813
  103,100    IBP, Inc.                                                5,206,550
                                                                   ------------
                                                                      7,939,363
                                                                   ------------
Foreign Telecommunications -- 0.3%
   32,000    Telecom Corp. of New Zealand Ltd.
             (ADR)                                                    2,220,000
                                                                   ------------
Grocery -- 3.0%
  320,000    Kroger Co.*                                             12,000,000
  278,700    Safeway, Inc.*                                          14,353,050
                                                                   ------------
                                                                     26,353,050
                                                                   ------------
Healthcare Information Systems -- 0.8%
   75,000    HBO & Co.                                                5,746,875
   20,000    Medic Computer Systems, Inc.*                            1,210,000
                                                                   ------------
                                                                      6,956,875
                                                                   ------------
Home Appliance -- 1.0%
  251,000    Black & Decker Corp.                                     8,847,750
                                                                   ------------
Hotel/Gaming -- 1.1%
   50,000    Harrahs Entertainment, Inc.*                             1,212,500
   12,300    ITT Corp.                                                  651,900
   67,000    La Quinta Inns, Inc.                                     1,834,125
  160,000    Mirage Resorts, Inc.*                                    5,520,000
                                                                   ------------
                                                                      9,218,525
                                                                   ------------
Household Products -- 1.3%
  139,620    Kimberly-Clark Corp.                                    11,553,555
                                                                   ------------
Industrial Services -- 1.9%
  516,000    Equifax, Inc.                                           11,029,500
  210,000    Manpower, Inc.                                           5,906,250
                                                                   ------------
                                                                     16,935,750
                                                                   ------------
Insurance-Diversified -- 0.5%
   88,000    MGIC Investment Corp.                                    4,774,000
                                                                   ------------
Insurance-Life -- 0.1%
   20,700    Aon Corp.                                                1,032,412
                                                                   ------------
Insurance-Property/Casualty -- 0.5%
    8,000    General Re Corp.                                         1,240,000
   12,300    ITT Hartford Group, Inc.*                                  595,013
  160,000    USF & G Corp.                                            2,700,000
                                                                   ------------
                                                                      4,535,013
                                                                   ------------
Machinery -- 0.7%
  104,000    Dover Corp.                                              3,835,000
   75,000    Parker-Hannifin Corp.                                    2,568,750
                                                                   ------------
                                                                      6,403,750
                                                                   ------------
Machinery-Construction & Mining -- 0.5%
   61,000    Foster Wheeler Corp.                                     2,592,500
   44,000    Harnischfeger Industries, Inc.                           1,463,000
                                                                   ------------
                                                                      4,055,500
                                                                   ------------
Manufactured Housing/
Recreational Vehicles -- 1.7%
  651,915    Clayton Homes, Inc.                                     13,934,683
   35,000    Oakwood Homes Corp.                                      1,343,125
                                                                   ------------
                                                                     15,277,808
                                                                   ------------
Medical Services -- 0.7%
  100,000    OrNda Health Corp.*                                      2,325,000
  100,000    Surgical Care Affiliates, Inc.                           3,400,000
                                                                   ------------
                                                                      5,725,000
                                                                   ------------

                       See notes to financial statements.

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  Value Line Strategic Asset Management Trust
---------------------------------------------

  SCHEDULE OF INVESTMENTS
  December 31, 1995

--------------------------------------------------------------------------------

   Shares                                                              Value
--------------------------------------------------------------------------------

Medical Supplies -- 5.8%
   62,000    Becton, Dickinson & Co.                                $ 4,650,000
   87,000    Bergen Brunswig Corp. Class "A"                          2,164,125
  110,000    Boston Scientific Corp.*                                 5,390,000
   76,250    Cardinal Health, Inc.                                    4,174,688
   78,000    Cordis Corp.*                                            7,839,000
   87,000    Johnson & Johnson                                        7,449,375
  253,000    Medtronic Inc.                                          14,136,375
   20,000    Nellcor Puritan-Bennett, Inc.*                           1,160,000
   98,000    St. Jude Medical, Inc.*                                  4,214,000
                                                                   ------------
                                                                     51,177,563
                                                                   ------------
Natural Gas-Diversified -- 1.4%
  155,000    Panhandle Eastern Corp.                                  4,320,625
  188,000    Williams Companies, Inc.                                 8,248,500
                                                                   ------------
                                                                     12,569,125
                                                                   ------------
Newspaper -- 0.2%
   50,000    New York Times Co. Class "A"                             1,481,250
                                                                   ------------
Office Equipment & Supplies -- 1.9%
  165,000    Office Depot, Inc.*                                      3,258,750
  461,750    Staples, Inc.*                                          11,255,156
   15,000    Xerox Corp.                                              2,055,000
                                                                   ------------
                                                                     16,568,906
                                                                   ------------
Oilfield Services/Equipment -- 0.5%
   80,000    Halliburton Co.                                          4,050,000
                                                                   ------------
Paper & Forest Products -- 0.1%
   10,000    Consolidated Papers Inc.                                   561,250
                                                                   ------------
Petroleum-Integrated -- 1.8%
   50,000    Amoco Corp.                                              3,593,750
   30,000    Atlantic Richfield Co.                                   3,322,500
   40,000    British Petroleum Co. PLC (ADR)                          4,085,000
   23,000    Mobil Corp.                                              2,576,000
  115,000    Occidental Petroleum Corp.                               2,458,125
                                                                   ------------
                                                                     16,035,375
                                                                   ------------
Precision Instrument -- 0.4%
   66,000    Tektronix, Inc.                                          3,242,250
                                                                   ------------
Recreation -- 0.5%
   34,000    Brunswick Corp.                                            816,000
   61,000    Disney (Walt) Co.                                        3,599,000
                                                                   ------------
                                                                      4,415,000
                                                                   ------------
Restaurant -- 0.2%
   70,000    Applebees International, Inc.                            1,592,500
                                                                   ------------
Retail-Special Lines -- 0.1%
   30,000    Waban, Inc.*                                               562,500
                                                                   ------------
Retail Store -- 0.7%
  129,000    Consolidated Stores Corp.*                               2,805,750
  150,937    Dollar General Corp.                                     3,131,943
                                                                   ------------
                                                                      5,937,693
                                                                   ------------
Semiconductor -- 0.1%
   30,000    Silicon Valley Group, Inc.*                                757,500
                                                                   ------------
Shoe -- 1.4%
  154,000    NIKE, Inc. Class "B"                                    10,722,250
   45,000    Wolverine World Wide, Inc.                               1,417,500
                                                                   ------------
                                                                     12,139,750
                                                                   ------------
Telecommunications Equipment -- 0.8%
  140,000    Andrew Corp.*                                            5,355,000
   40,000    Qualcomm Incorporated*                                   1,720,000
                                                                   ------------
                                                                      7,075,000
                                                                   ------------
Telecommunications Service -- 1.7%
   96,000    Century Telephone Enterprises, Inc.                      3,048,000
  100,000    GTE Corp.                                                4,400,000
  100,000    Sprint Corp.                                             3,987,500
   92,000    Worldcom, Inc.*                                          3,243,000
                                                                   ------------
                                                                     14,678,500
                                                                   ------------
Thrift -- 0.3%
   18,000    Federal National Mortgage Association                    2,234,250
                                                                   ------------
Trucking/Transportation Leasing -- 1.0%
   60,000    Consolidated Freightways, Inc.                           1,590,000
  169,000    XTRA Corp.                                               7,182,500
                                                                   ------------
                                                                      8,772,500
                                                                   ------------
TOTAL COMMON STOCKS
(Cost $373,136,012)                                                 526,319,221
                                                                   ------------

                       See notes to financial statements.

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--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 9.8%
--------------------------------------------------------------------------------

  Principal
   Amount                                                               Value
--------------------------------------------------------------------------------

$10,000,000   U.S. Treasury Notes 6 3/4%,
                due May 31, 1999                                    $10,446,860
 16,000,000   U.S. Treasury Notes 7 3/4%,
                due February 15, 2001                                17,680,000
 50,000,000   U.S. Treasury Bonds 7 1/4%,
                due August 15, 2022                                  57,906,250
                                                                   ------------

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $77,891,070)                                                   86,033,110
                                                                   ------------
TOTAL INVESTMENT SECURITIES -- 69.9%
(Cost $451,027,082)                                                 612,352,331
                                                                   ------------

--------------------------------------------------------------------------------
  SHORT-TERM INVESTMENTS -- 30.3%
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 24.3%

$30,000,000   Federal National Mortgage
                Association Discount Notes 5.65%,
                due 1/19/96                                        $ 29,915,250
 50,000,000   Federal Home Loan Bank Discount
                Notes 5.44%, due 1/23/96                             49,833,778
 50,000,000   Federal Home Loan Bank Discount
                Notes 5.47%, due 1/25/96                             49,817,667
 20,000,000   Federal Farm Credit Bank Discount
                Notes 5.64%, due 1/29/96                             19,912,266
 50,000,000   Federal Home Loan Mortgage Corp.
                Discount Notes 5.50%, due 1/30/96                    49,778,472
 14,000,000   Student Loan Marketing Association
                Note 5.48%, due 2/8/96                               13,995,759
                                                                   ------------
                                                                    213,253,192
                                                                   ------------

--------------------------------------------------------------------------------
  SHORT-TERM INVESTMENTS -- 30.3%
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS -- 6.0%
 (includes accrued interest)
$14,000,000   Collateralized by $10,355,000 U.S.
               Treasury Notes 11 1/8%, due
               8/15/03, with a value of
               $14,298,201. (With Morgan
               Stanley & Co., Inc. 5.87%,
               dated 12/29/95, due 1/2/96,
               delivery value of $14,009,131.)                     $ 14,006,848
                                                                   ------------
38,900,00     Collateralized by $41,205,000 U.S.
               Treasury Bill due 9/19/96,
               with a value of $39,703,593.
               (With First Chicago Capital
               Markets, Inc. 5.70%,
               dated 12/29/95, due 1/2/96,
               delivery value of $38,924,637.)                       38,918,478
                                                                   ------------
                                                                     52,925,326
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $266,178,518)                                                 266,178,518
                                                                   ============
EXCESS OF LIABILITIES OVER CASH
AND RECEIVABLES -- (-0.2)%                                           (2,022,042)
                                                                   ============
NET ASSETS -- 100.0%                                               $876,508,807
                                                                   ============
NET ASSET VALUE PER
 OUTSTANDING SHARE                                                      $ 20.27
                                                                   ============
 ($876,508,807 / 43,235,231
  shares outstanding)

* Non-income producing.

                       See notes to financial statements.

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   Value  Line Strategic Asset Management Trust
-----------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1995


ASSETS
  Investment in securities, at value
   (cost $451,027,082)                                              $612,352,331
  Short-term investments (cost $266,178,518)266,178,518
  Cash                                                                    79,939
  Receivable for securities sold                                       7,649,656
  Interest and dividends receivable                                    2,620,166
  Receivable for capital shares sold                                     529,938
                                                                    ------------
    TOTAL ASSETS                                                     889,410,548
                                                                    ------------
LIABILITIES
  Payable for securities purchased                                    12,286,990
  Payable for capital shares repurchased                                  31,289
  Accrued expenses:
   Advisory fee                                                          369,112
   GIAC administrative service fee                                       150,000
   Other                                                                  64,350
                                                                    ------------
    TOTAL LIABILITIES                                                 12,901,741
                                                                    ------------
NET ASSETS                                                          $876,508,807
                                                                    ============
NET ASSETS CONSIST OF:
  Capital stock, at $0.01 par value
   (authorized unlimited, outstanding
   43,235,231 shares)                                               $    432,352
  Additional paid-in capital                                         649,589,977
  Undistributed net investment income                                 16,507,247
  Undistributed net realized gain on investments                      48,653,982
  Unrealized net appreciation of investments                         161,325,249
                                                                    ------------
    NET ASSETS                                                      $876,508,807
                                                                    ============
NET ASSET VALUE PER
OUTSTANDING SHARE
  ($876,508,807 / 43,235,231
  shares outstanding)                                               $      20.27
                                                                    ============


STATEMENT OF OPERATIONS
For the Year Ended
December 31, 1995

Investment Income:
 Interest                                                           $ 16,352,845
 Dividends (Net of foreign withholding
  tax of $40,049)                                                      5,114,935
                                                                    ------------
    Total Income                                                      21,467,780
                                                                    ------------
Expenses:
 Investment advisory fee                                               3,853,934
 GIAC administrative service fee                                         577,988
 Custodian fees                                                           84,914
 Audit and legal fees                                                     58,565
 Insurance and dues                                                       40,698
 Trustees' fees and expenses                                              11,581
 Registration and filing fee                                              10,612
 Other                                                                     1,134
                                                                    ------------
   Total Expenses                                                      4,639,426
                                                                    ------------
Investment Income -- Net                                              16,828,354
                                                                    ------------
Realized and Unrealized Gain On
 Investments -- Net:
  Realized gain -- net                                                51,170,099
  Change in unrealized appreciation on
   investments                                                       122,289,519
                                                                    ------------
  Net Realized Gain and Change in Unrealized
   Appreciation on Investments                                       173,459,618
                                                                    ------------
Net Increase in Net Assets from Operations                          $190,287,972
                                                                    ============

                       See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended
December 31, 1995 and 1994

                                                                     1995             1994
                                                                -------------    -------------
Operations:
   Investment income-- net                                       $ 16,828,354     $ 10,669,482
   Realized gain on investments                                    51,170,099        4,022,796
   Change in unrealized appreciation                              122,289,519      (46,844,560)
                                                                -------------    -------------
    Net increase (decrease) in net assets from operations         190,287,972      (32,152,282)
                                                                -------------    -------------
Distributions to Shareholder:
   Investment income-- net                                        (10,739,197)        (409,277)
   Realized gain from investment transactions-- net                (6,608,734)      (1,637,110)
                                                                -------------    -------------
    Total distributions                                           (17,347,931)      (2,046,387)
                                                                -------------    ------------
Trust Share Transactions:
   Proceeds from sale of shares                                    79,054,790      128,821,109
   Proceeds from reinvestment of distributions to shareholder      17,347,931        2,046,387
   Cost of shares repurchased                                     (55,555,221)     (49,595,204)
                                                                -------------    -------------
   Increase from Trust share transactions                          40,847,500       81,272,292
                                                                -------------    -------------
Total Increase In Net Assets                                      213,787,541       47,073,623
Net Assets:
   Beginning of year                                              662,721,266      615,647,643
                                                                -------------    -------------
   End of year                                                   $876,508,807     $662,721,266
                                                                =============    =============
Undistributed Investment Income-- Net at End of Year             $ 16,507,247     $ 10,418,090
                                                                =============    =============


                       See notes to financial statements.

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  Value Line Strategic Asset Management Trust
---------------------------------------------

  NOTES TO FINANCIAL STATEMENTS
  December 31, 1995

--------------------------------------------------------------------------------
  1 -- Significant Accounting Policies
--------------------------------------------------------------------------------

     Value Line Strategic Asset Management Trust (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, which seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Trust will attempt to achieve its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Trust among equity, debt and money market securities as the models indicate and its investment adviser, Value Line, Inc. (the "Adviser"), deems appropriate.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

(A)  Security Valuation.

     Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative bid and asked prices.

     The Board of Trustees has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

     Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Trustees may determine in good faith.

(B) Repurchase Agreements.

     In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the


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--------------------------------------------------------------------------------

agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes.

     It is the Trust's policy to qualify under, and comply with, the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholder. Therefore, no federal income tax provision is required.

(D) Dividends and Distributions.

     It is the Trust's policy to distribute to its shareholder, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Trust, if any. Such distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Trust at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Trustees.

(E) Amortization.

     Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Investments.

     Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount, including original issue discount required for federal income tax purposes, on investments is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

--------------------------------------------------------------------------------
  2 -- Trust Share Transactions, Dividends
       and Distributions
--------------------------------------------------------------------------------

     Shares of the Trust are available to the public only through the purchase of certain contracts issued by The Guardian Insurance & Annuity Company, Inc.
(GIAC). Transactions in shares of beneficial interest in the Trust were as follows:

                                                        1995             1994
                                                     ---------         ---------
Shares sold                                          4,235,882         7,820,145
Shares issued to shareholder
 in reinvestment of dividends
 and distributions                                     943,335           126,868
                                                     ---------         ---------
                                                     5,179,217         7,947,013
Shares repurchased                                   3,023,224         3,062,343
                                                     ---------         ---------
Net increase                                         2,155,993         4,884,670
                                                     =========         =========
Dividends per share from
   net investment income                             $     .26         $     .01
                                                     =========         =========
Distributions per share from
   net realized gains                                $     .16         $     .04
                                                     =========         =========

--------------------------------------------------------------------------------
  3 -- Purchases and Sales of Securities
--------------------------------------------------------------------------------

     Purchases  and  sales  of  investment   securities,   excluding  short-term
investments, were as follows:

                                        1995
                                    ------------
PURCHASES:
 Investment Securities              $367,612,847
                                    ------------
SALES & MATURITIES:
 U.S. Treasury Obligations          $ 10,000,000
 Other Investment Securities         401,989,647
                                    ============
                                    $411,989,647
                                    ============

     At December 31, 1995, the aggregate cost of investment securities and short-term investments for federal income tax purposes is $717,217,071. The aggregate appreciation and depreciation of investments at December 31, 1995, based on a comparison of investment values and their costs for federal income tax purposes is $164,318,927 and $3,005,149, respectively, resulting in a net appreciation of $161,313,778.

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  Asset Management
--------------------
        9
--------------------

--------------------------------------------------------------------------------
  Value Line Strategic Asset Management Trust
---------------------------------------------

  NOTES TO FINANCIAL STATEMENTS
  December 31, 1995

--------------------------------------------------------------------------------
  4 -- Investment Advisory Contract, Management
       Fees and Transactions with Affiliates
--------------------------------------------------------------------------------

     An advisory fee of $3,853,934 was paid or payable to the Adviser, for the year ended December 31, 1995. This was computed at the rate of 1/2 of 1% per year of the average daily net assets of the Trust during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trust's Board of Trustees, to act as officers and employees of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses.

     The Adviser has agreed to reimburse the Trust for expenses (exclusive of interest, taxes, brokerage and extraordinary expenses) which in any year expenses exceed 2.5% of the first $30 million of the average daily net assets, 2% of the next $70 million and 1.5% on any excess over $100 million. No such reimbursement was required for the year ended December 31, 1995.

     Certain officers and directors of the Adviser and Value Line Securities, Inc. (the Trust's distributor and a registered broker/dealer), and of GIAC are also officers and Trustees of the Trust. A former officer of GIAC who is also a trustee of the Trust was paid a fee of $2,770 by the Trust for the year ended December 31, 1995. During the year ended December 31, 1995, the Trust paid brokerage commissions totalling $541,673 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

     The Trust has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contract-owner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the year ended December 31, 1995, the Trust incurred expenses of $577,988 in connection with such services rendered by GIAC.

--------------------------------------------------------------------------------

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                                                            --------------------
                                                            Value Line Strategic
                                                              Asset Management
                                                            --------------------
                                                                     9
                                                            --------------------

--------------------------------------------------------------------------------

   FINANCIAL HIGHLIGHTS

   Selected data for a share of stock outstanding throughout each year:


                                                                                  Year Ended December 31,
                                                       ---------------------------------------------------------------------------
                                                          1995             1994            1993           1992             1991
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year                          $16.13          $17.01          $15.94          $14.54          $11.06
                                                       -----------     -----------     -----------     -----------     -----------
   Income (loss) from investment operations:
    Net investment income                                      .39             .26             .27             .26             .30
    Net gains or losses on securities (both realized
     and unrealized)                                          4.17           (1.09)           1.62            1.93            4.50
                                                       -----------     -----------     -----------     -----------     -----------
    Total from investment operations                          4.56            (.83)           1.89            2.19            4.80
                                                       -----------     -----------     -----------     -----------     -----------
   Less distributions:
    Dividends from net investment income                      (.26)           (.01)           (.28)           (.26)           (.31)
    Distributions from capital gains                          (.16)           (.04)           (.54)           (.53)          (1.01)
                                                       -----------     -----------     -----------     -----------     -----------
    Total distributions                                       (.42)           (.05)           (.82)           (.79)          (1.32)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of year                                $20.27          $16.13          $17.01          $15.94          $14.54
                                                       ===========     ===========     ===========     ===========     ===========

 Total return                                                28.54%         -4.88%           11.86%          15.05%          43.34%
                                                       ===========     ===========     ===========     ===========     ===========
Ratios/Supplemental Data:
Net assets, end of year (in thousands)                    $876,509        $662,721        $615,648        $362,045        $188,781
Ratio of operating expenses to average
  net assets                                                   .60%            .60%            .61%            .55%            .58%
Ratio of net investment income to average
  net assets                                                  2.18%           1.65%           1.96%           2.18%           3.00%
Portfolio turnover rate                                         63%            100%            110%            106%            134%



                       See notes to financial statements.

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--------------------
Value Line Strategic
  Asset Management
--------------------
        9
--------------------

--------------------------------------------------------------------------------
  Value Line Strategic Asset Management Trust
----------------------------------------------

 REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Trustees of Value Line Strategic Asset Management Trust

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Strategic Asset Management Trust (the "Trust") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.




PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 9, 1996

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